UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

REVA Medical, Inc.

(Name of Registrant as Specified in Its Charter)

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May ___, 2017

Dear Stockholders:

We cordially invite you to attend our Annual General Meeting of Stockholders, also referred to as the “AGM” or the “Annual Meeting.” The meeting will be held Thursday, 1 June 2017, at 10:30 a.m., Australian Eastern Standard Time (which is 5:30 p.m. Wednesday, May 31, 2017 U.S. Pacific Daylight Time), in the AGL Theatre in the Museum of Sydney, located at the corner of Phillip and Bridge Streets, Sydney, NSW 2000, Australia.

The matters to be acted upon are described in the accompanying Notice of 2017 Annual Meeting of Stockholders and Proxy Statement and consist of the following:

1)	Election of Class I board members
2)	Approvals related to our 2017 financing transaction
3)	Ratification of auditors
4)	Advisory vote on executive compensation
5)	Approval of stock options and RSUs to non-executive directors
6)	Approval to transact any other business to come before the meeting

Following the formal business of the meeting, management will provide an update on REVA’s operations; a copy of the management presentation will be posted on our website the day of the meeting.

All stockholders are invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, you are urged to vote or submit your Proxy Card or CHESS Depositary Interest (or “CDI”) Voting Instruction Form as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Telephone and Internet voting are available. For specific instructions on voting, please refer to the instructions in the Notice of Annual Meeting of Stockholders or the Proxy Card or CDI Voting Instruction Form. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them to vote your shares.

We look forward to seeing you at our Annual Meeting.

Very Truly Yours,

/s/  Brian H. Dovey

Brian H. Dovey

Chairman of the Board

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS To Be Held 1 June 2017 (Australian Eastern Standard Time) May 31, 2017 (U.S. Pacific Daylight Time)

The 2017 Annual General Meeting (the “AGM” or “Annual Meeting”) of Stockholders of REVA Medical, Inc. will be held on 1 June 2017, at 10:30 a.m., Australian Eastern Standard Time (which is 5:30 p.m. on May 31, 2017 U.S. Pacific Daylight Time) at the AGL Theatre in the Museum of Sydney, located at the corner of Phillip and Bridge Streets, Sydney, NSW 2000, Australia, for the following purposes:

1.

To elect the two Class I directors named in the Proxy Statement to hold office for a term of three years and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.

For the purposes of the Australian Securities Exchange (“ASX”) Listing Rule 7.1 and for all other purposes, to approve the issue of up to 187 convertible notes (the “Notes”), each with a face value of US$100,000, under the Tranche 2 Offer pursuant to the terms of the Convertible Note Deed dated April 22, 2017 (the “2017 Deed”), entered into by and among the Company and certain corporate and institutional investors (“2017 Noteholders”) on the terms and conditions set forth in the Proxy Statement;

3.

For the purposes of ASX Listing Rule 7.1 and for all other purposes, to approve the issue of up to 841,500 options (the “Options”), each of which entitles the holder thereof to subscribe for one share of our common stock, to the 2017 Noteholders under the Tranche 2 Offer pursuant to the terms of the 2017 Deed on the terms and conditions set forth in the Proxy Statement;

4.

For the purposes of ASX Listing Rule 7.1 and for all other purposes, to re-approve the issue of 250 Convertible Notes each with a face value of US$100,000 (collectively, the “2014 Notes”) and issue of shares of the Company's common stock upon conversion of the 2014 Notes pursuant to the Convertible Note Deed dated September 25, 2014 between the Company and Goldman Sachs International (“Goldman Sachs”) and Senrigan Master Fund, as amended pursuant to a First Amendment to Convertible Note Deed Dated February 11, 2016 and as proposed to be amended by a Second Amendment to Convertible Note Deed dated April 22, 2017 (the “Second Amendment”) on the terms and conditions set forth in the Proxy Statement;

5.

For the purposes of ASX Listing Rule 7.4 and for all other purposes, to ratify our issuance under the Tranche 1 Offer pursuant to the 2017 Deed of 338 convertible notes, each with a face value of $US100,000, and 1,521,000 options, each of which entitles the holder to subscribe for one share of our common stock, which were within the 15% issuance limit under ASX Listing Rule 7.1, and which were issued on May 4, 2017, on the terms and conditions set forth in the Proxy Statement;

6.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

7.	To approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2016, as set forth in the Proxy Statement;
8.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 10,500 options to purchase 10,500 shares of common stock to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement;

9.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 10,500 options to purchase 10,500 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement;

10.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 10,500 options to purchase 10,500 shares of common stock to R. Scott Huennekens on the terms and conditions set forth in the Proxy Statement;

11.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 10,500 options to purchase 10,500 shares of common stock to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement;

12.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 10,500 options to purchase 10,500 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement;

13.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 10,500 options to purchase 10,500 shares of common stock to Robert B. Thomas on the terms and conditions set forth in the Proxy Statement;

14.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,000 restricted stock units for 6,000 shares of common stock to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement;

15.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,000 restricted stock units for 6,000 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement;

16.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,000 restricted stock units for 6,000 shares of common stock to R. Scott Huennekens on the terms and conditions set forth in the Proxy Statement;

17.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,000 restricted stock units for 6,000 shares of common stock to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement;

18.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,000 restricted stock units for 6,000 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement;

19.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,000 restricted stock units for 6,000 shares of common stock to Robert B. Thomas on the terms and conditions set forth in the Proxy Statement; and,

20.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Our Board of Directors recommends that our stockholders vote “FOR” Proposals 1 through 20, except for Dr. Ross A. Breckenridge with respect to Proposals 8 and 14 only; Brian H. Dovey with respect to Proposals 9 and 15 only; R. Scott Huennekens with respect to Proposals 10 and 16 only; Gordon E. Nye with respect to Proposals 11 and 17 only; Robert B. Stockman with respect to Proposals 12 and 18 only; and, Robert B. Thomas with respect to Proposals 13 and 19 only, all of who abstain from making a recommendation on those Proposals due to their personal interests in the Proposals.

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You are entitled to vote only if you were a REVA Medical, Inc. stockholder as of 4:30 p.m. on 8 April 2017 Australian Eastern Standard Time (which was 11:30 p.m. on April 7, 2017 U.S. Pacific Daylight Time), the Record Date for the Annual Meeting. The owners of common stock as of that date are entitled to vote at the Annual Meeting and any adjournment or postponement of the meeting. Record holders of CHESS Depositary Interests (or “CDIs”) as of the close of business on the Record Date, are entitled to receive notice of and to attend the meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd (or “CDN”) to vote the shares underlying their CDIs by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the meeting in accordance with the instructions received via the CDI Voting Instruction Form or online.

For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 5751 Copley Drive, San Diego, California 92111, U.S.A.

The Proxy Statement that accompanies and forms part of this Notice of Annual Meeting provides information in relation to each of the matters to be considered. This Notice of Annual Meeting and the Proxy Statement should be read in their entirety. If stockholders are in doubt as to how they should vote, they should seek advice from their legal counsel, accountant, solicitor, or other professional advisor prior to voting.

By order of the Board of Directors:

/s/  Katrina L. Thompson

Katrina L. Thompson

Chief Financial Officer and Secretary

IMPORTANT:  To ensure that your shares are represented at the meeting, please vote your shares (or, for CDI holders, direct CDN to vote your CDIs) via the Internet, by telephone, or by marking, signing, dating, and returning a Proxy Card or CDI Voting Instruction Form to the address specified. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.investorvote.com.au and may not vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS:

Our Proxy Statement and 2016 Annual Report on Form 10-K

are available at

www.envisionreports.com/RVA (for holders of shares)

and at

www.investorvote.com.au (for holders of CDIs)

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REVA MEDICAL, INC.
5751 Copley Drive, San Diego, California 92111, U.S.A.

PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF STOCKHOLDERS
1 JUNE 2017 (AUSTRALIAN EASTERN STANDARD TIME)

MAY 31, 2017 (U.S. PACIFIC DAYLIGHT TIME)

This Proxy Statement, along with a Proxy Card and/or CDI Voting Instruction Form,

is being made available to our stockholders and CDI holders on or about May ___, 2017

GENERAL INFORMATION

Why am I receiving these materials?

We have made these proxy materials available to you in connection with the solicitation by the Board of Directors (the “Board”) of REVA Medical, Inc. (the “Company” or “REVA”) of proxies to be voted at our 2017 Annual General Meeting of Stockholders (the “AGM” or “Annual Meeting”) to be held on 1 June 2017, at 10:30 a.m., Australian Eastern Standard Time (which is 5:30 p.m. on May 31, 2017 U.S. Pacific Daylight Time), at the AGL Theatre in the Museum of Sydney, and at any postponements or adjournments of the Annual Meeting. If you held shares of our common stock as of 4:30 p.m. on 8 April 2017 Australian Eastern Standard Time (which was 11:30 p.m. on April 7, 2017 U.S. Pacific Daylight Time), the Record Date for the Annual Meeting, you are invited to attend the Annual Meeting and vote on the proposals described below under the heading “On what proposals am I voting?” Those persons holding CHESS Depositary Interests (“CDIs”) are entitled to receive notice of and to attend the AGM and may instruct CHESS Depositary Nominees Pty Ltd. (“CDN”) to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

On what proposals am I voting?

There are 19 proposals scheduled to be voted on at the Annual Meeting:

1)

Election of the two Class I directors named in this Proxy Statement to hold office for a term of three years and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2)

Approval of the issue of up to 187 Convertible Notes, each with a face value of US$100,000, under the Tranche 2 Offer pursuant to the terms of the Convertible Note Deed, dated April 22, 2017 (the “2017 Deed”), entered into by and among the Company and the 2017 Noteholders;

3)

Approval of the issue of up to 841,500 options, each of which entitles the holder thereof to subscribe for one share of our common stock, to the 2017 Noteholders under the Tranche 2 Offer pursuant to the terms of the 2017 Deed;

4)

Re-approval of the issue of 250 Convertible Notes each with a face value of US$100,000 (collectively, the “2014 Notes”) and the issue of shares of the Company's common stock upon conversion of the 2014 Notes pursuant to the Convertible Note Deed dated September 25, 2014 between the Company and Goldman Sachs International (“Goldman Sachs”) and Senrigan Master Fund, as amended pursuant to a First Amendment to Convertible Note Deed Dated February 11, 2016 and as proposed to be amended pursuant to a Second Amendment to Convertible Note Deed dated April 22, 2017 (the “Second Amendment”);

5)

Ratification of our issuance under the Tranche 1 Offer pursuant to the 2017 Deed of 338 convertible notes, each with a face value of US100,000, and 1,521,000 options, each of which entitles the holder thereof to subscribe for one share of our common stock, which were within the 15% issuance limit under ASX Listing Rule 7.1, and which were issued on May 4, 2017;

6)	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;
7)	Approval, on an advisory basis, of the compensation of the named executive officers for the fiscal year ended December 31, 2016, as set forth in this Proxy Statement;
8)	Approval of the grant of 10,500 options to purchase 10,500 shares of common stock to Dr. Ross A. Breckenridge on the terms and conditions set forth in this Proxy Statement;

9)	Approval of the grant of 10,500 options to purchase 10,500 shares of common stock to Brian H. Dovey on the terms and conditions set forth in this Proxy Statement;
10)	Approval of the grant of 10,500 options to purchase 10,500 shares of common stock to R. Scott Huennekens on the terms and conditions set forth in this Proxy Statement;
11)	Approval of the grant of 10,500 options to purchase 10,500 shares of common stock to Gordon E. Nye on the terms and conditions set forth in this Proxy Statement;
12)	Approval of the grant of 10,500 options to purchase 10,500 shares of common stock to Robert B. Stockman on the terms and conditions set forth in this Proxy Statement;
13)	Approval of the grant of 10,500 options to purchase 10,500 shares of common stock to Robert B. Thomas on the terms and conditions set forth in this Proxy Statement;
14)	Approval of the award of 6,000 restricted stock units for 6,000 shares of common stock to Dr. Ross A. Breckenridge on the terms and conditions set forth in this Proxy Statement;
15)	Approval of the award of 6,000 restricted stock units for 6,000 shares of common stock to Brian H. Dovey on the terms and conditions set forth in this Proxy Statement;
16)	Approval of the award of 6,000 restricted stock units for 6,000 shares of common stock to R. Scott Huennekens on the terms and conditions set forth in this Proxy Statement;
17)	Approval of the award of 6,000 restricted stock units for 6,000 shares of common stock to Gordon E. Nye on the terms and conditions set forth in this Proxy Statement;
18)	Approval of the award of 6,000 restricted stock units for 6,000 shares of common stock to Robert B. Stockman on the terms and conditions set forth in this Proxy Statement; and,
19)	Approval of the award of 6,000 restricted stock units for 6,000 shares of common stock to Robert B. Thomas on the terms and conditions set forth in this Proxy Statement.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” all Proposals, except for:  Dr. Ross A. Breckenridge with respect to Proposals 8 and 14 only; Brian H. Dovey with respect to Proposals 9 and 15 only; R. Scott Huennekens with respect to Proposals 10 and 16 only; Gordon E. Nye with respect to Proposals 11 and 17 only; Robert B. Stockman with respect to Proposals 12 and 18 only; and, Robert B. Thomas with respect to Proposals 13 and 19 only. Those directors abstain from making a recommendation on those specific Proposals due to their personal interests in the Proposals.

Who is entitled to vote at the Annual Meeting?

If you were a holder of REVA common stock, either as a stockholder of record or as the beneficial owner of shares held in street name as of 4:30 p.m. on 8 April 2017 Australian Eastern Standard Time (which was 11:30 p.m. on April 7, 2017 U.S. Pacific Daylight Time), the Record Date for the Annual Meeting, subject to the voting exclusions below, you may vote your shares at the Annual Meeting. As of the Record Date, there were 42,851,477 shares of our common stock outstanding (equivalent to 428,514,770 CDIs assuming all shares of common stock were converted into CDIs on the Record Date). Each stockholder has one vote for each share of common stock held as of the Record Date. Each CDI holder is entitled to direct CDN to vote one vote for every ten (10) CDIs held by such holder. As summarized below, there are some distinctions between shares held of record and those owned beneficially and held in street name.

What does it mean to be a “stockholder of record?”

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. As a stockholder of record, you have the right to grant your voting proxy directly to REVA or to vote in person at the Annual Meeting. You may vote by Internet, telephone, or mail, as described below under the heading “How do I vote my shares of REVA common stock?” Holders of CDIs are entitled to receive notice of and to attend the Annual Meeting and may direct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

What does it mean to beneficially own shares in “street name?”

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker‑dealer, trust, custodian, or other similar organization. If this is the case, proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

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If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals for which your broker does not have discretionary authority to vote (a “broker non‑vote”). Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote at the meeting. If you do not wish to vote in person or will not be attending the Annual Meeting, you may vote by proxy. Proxies can be lodged by Internet or telephone, as described below under “How do I vote my shares of REVA common stock?”

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of one-third of the voting power of the issued and outstanding shares of our common stock entitled to vote generally in the election of directors must be present in person or represented by proxy. Abstentions and shares represented by “broker non‑votes” are counted for the purpose of determining the presence of a quorum. As of the Record Date, there were 42,851,477 shares of our common stock outstanding, and each share is entitled to one vote at the Annual Meeting.

What is the voting requirement to approve each of the proposals?

Subject to voting exclusion statements for a Proposal, the vote required to approve each Proposal is set forth below. Information on voting exclusion statements are set forth in the additional information provided for each Proposal.

Proposal 1 — Election of Directors

Directors are elected by a plurality of the votes, which means that the director nominees receiving the highest number of “FOR” votes will be elected. Neither abstentions nor broker non‑votes will count as a vote cast “FOR” or “AGAINST” a director nominee, and they will have no direct effect on the outcome of the election of directors.

Proposal 2 — Issuance of the Notes under the Tranche 2 Offer Pursuant to the 2017 Deed

The proposal to approve the issuance of the Notes to the 2017 Noteholders under the Tranche 2 Offer pursuant to the 2017 Deed requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposal 3 — Issuance of the Options under the Tranche 2 Offer Pursuant to the 2017 Deed

The proposal to approve the issuance of the Options to the 2017 Noteholders under the Tranche 2 Offer pursuant to the 2017 Deed requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposal 4 — Re-approval of the 2014 Notes Pursuant to the 2014 Deed upon Amendment of the 2014 Deed

The proposal to re-approve the issue of the 2014 Notes and the shares of common stock issuable upon conversion of the 2014 Notes, upon amendment of the 2014 Deed, requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposal 5 — Ratification of the Issuance of Notes and Options under the Tranche 1 Offer Pursuant to the 2017 Deed

The proposal to ratify our issuance of the Notes and Options under the Tranche 1 Offer pursuant to the 2017 Deed requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposal 6 — Ratification of the Appointment of our Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

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Proposal 7 — Approval, on an Advisory Basis, of Executive Compensation

The proposal to approve, on an advisory basis, the compensation awarded to the named executive officers for the fiscal year ended December 31, 2016 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposals 8 through 13 — Approval of the Grant of Stock Options to Directors

Each of the proposals to approve the grant of 10,500 options to purchase 10,500 shares of common stock under the 2010 Equity Incentive Plan, as amended, to each of the non-executive directors of the Company requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” these proposals. Broker non-votes will have no direct effect on the outcome of these proposals.

Proposals 14 through 19— Approval of the Award of Restricted Stock Units to Directors

Each proposal to approve the award of 6,000 restricted stock units for 6,000 shares of common stock under the 2010 Equity Incentive Plan, as amended, to each non-executive director of the Company requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” these proposals. Broker non-votes will have no direct effect on the outcome of these proposals.

Voting exclusion statement:

The Company will disregard any votes cast on Proposals 2 through 4 by:

•	any person who is participating in the issue of the Notes and Options under the 2017 Deed;
•	a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares of our common stock, if each of Proposals 2 through 4 are passed; and,
•	any associate of those persons.

The Company will disregard any votes cast on Proposal 5 by:

•	any person who participated in the Tranche 1 Offer under the 2017 Deed;
•	a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares of our common stock, if Proposal 5 is passed; and,
•	any associate of those persons.

The Company will disregard any votes cast on Proposals 8 through 19 by any director of REVA and by any associate of any director of REVA.

However, the Company need not disregard a vote cast on Proposals 2 through 5 or Proposals 8 through 19 if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or
•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

How do I vote my shares of REVA common stock?

If you are a stockholder of record, you can vote in the following ways:

•

By Internet:  by following the Internet voting instructions included in the Notice of Annual Meeting of Stockholders at any time up until 4:30 p.m. on 31 May 2017 Australian Eastern Standard Time (which is 11:30 p.m. on May 30, 2017 U.S. Pacific Daylight Time).

•

By Telephone:  by following the telephone voting instructions included in the Notice of Annual Meeting of Stockholders at any time up until 4:30 p.m. on 31 May 2017 Australian Eastern Standard Time (which is 11:30 p.m. on May 30, 2017 U.S. Pacific Daylight Time).

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•

By Mail:  by marking, dating, and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre‑addressed reply envelope. The proxy card must be received prior to the Annual Meeting.

If your shares are held through a benefit or compensation plan or in street name, your plan trustee or your bank, broker, or other nominee should give you instructions for voting your shares. In these cases, you may vote by Internet, telephone, or mail by submitting a Voting Instruction Form.

If you satisfy the admission requirements to the Annual Meeting, as described below under the heading “How do I attend the Annual Meeting?” you may vote your shares in person at the meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting. Shares held through a benefit or compensation plan cannot be voted in person at the Annual Meeting.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every ten (10) CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of common stock at the Annual Meeting by voting online at www.investorvote.com.au, or by returning the CDI Voting Instruction Form to Computershare, the agent we designated for the collection and processing of voting instructions from our CDI holders, no later than 4:30 p.m. on 31 May 2017 Australian Eastern Standard Time (which is 11:30 p.m. on May 30, 2017 U.S. Pacific Daylight Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Annual Meeting:

•	informing REVA that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the meeting; or
•

converting their CDIs into a holding of shares of REVA’s common stock and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on ASX, it would be necessary to convert shares of common stock back into CDIs). This must be done prior to the record date for the meeting.

As holders of CDIs will not appear on REVA’s share register as the legal holders of the shares of common stock, they will not be entitled to vote at our stockholder meetings unless one of the above steps is undertaken.

How do I attend the Annual Meeting?

Admission to the Annual Meeting is limited to REVA stockholders and CDI holders, one member of their immediate families, or their named representatives. We reserve the right to limit the number of immediate family members or representatives who may attend the meeting. Stockholders of record, holders of CDIs of record, immediate family member guests, and representatives will be required to present government‑issued photo identification (e.g., driver’s license or passport) to gain admission to the meeting. Please be advised that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the meeting.

To register to attend the Annual Meeting, please contact REVA’s investor relations as follows:

•	by e‑mail at IR@revamedical.com;
•	by phone at (858) 966-3045 in the U.S. or at +61 3 9866 4722 in Australia;
•	by fax to (858) 966-3089; or
•	by mail to Investor Relations at 5751 Copley Drive, San Diego, California 92111, U.S.A.

Please include the following information in your request:

•	your name and complete mailing address;
•	whether you require special assistance at the meeting;
•	if you will be naming a representative to attend the meeting on your behalf, the name, complete mailing address, and telephone number of that individual;

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•

proof that you own shares of REVA’s common stock or hold CDIs as of the Record Date (such as a letter from your bank, broker, or other financial institution; a photocopy of a current brokerage, Computershare, or other account statement; or, a photocopy of a holding statement); and,

•	the name of your immediate family member guest, if one will accompany you.

What does it mean if I receive more than one Notice of Annual Meeting of Stockholders?

It generally means you hold shares registered in multiple accounts. To ensure that all your shares are voted, please submit proxies or voting instructions for all of your shares.

May I change my vote or revoke my proxy?

Yes.

If you are a stockholder of record, you may change your vote or revoke your proxy by:

•	filing a written statement to that effect with our Corporate Secretary at or before the taking of the vote at the Annual Meeting;
•

voting again via the Internet or telephone at a later time before the closing of those voting facilities at 4:30 p.m. on 31 May 2017 Australian Eastern Standard Time (which is 11:30 p.m. on May 30, 2017 U.S. Pacific Daylight Time);

•	submitting a properly signed proxy card with a later date that is received at or prior to the Annual Meeting; or,
•	attending the Annual Meeting, revoking your proxy, and voting in person.

The written statement or subsequent proxy should be delivered to REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A., Attention:  Corporate Secretary, or hand delivered to the Corporate Secretary, before the taking of the vote at the Annual Meeting. If you are a beneficial owner and hold shares through a broker, bank, or other nominee, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank, or other nominee) giving you the right to vote the shares.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare, no later than 4:30 p.m. on 31 May 2017 Australian Eastern Standard Time (which is 11:30 p.m. on May 30, 2017 U.S. Pacific Daylight Time), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

Could other matters be decided at the Annual Meeting?

We are currently unaware of any matters to be raised at the Annual Meeting other than those presented in this Proxy Statement. If other matters are properly presented for consideration at the Annual Meeting and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

Who will pay for the cost of soliciting proxies?

We will pay the cost of soliciting proxies, including the cost of preparing and mailing proxy materials. Proxies may be solicited on our behalf by directors, officers, or employees (for no additional compensation) in person or by telephone, electronic transmission, and facsimile transmission.

If we hire soliciting agents, we will pay them a reasonable fee for their services. We will not pay directors, officers, or other regular employees any additional compensation for their efforts to supplement our proxy solicitation. We anticipate that banks, brokerage houses, and other custodians, nominees, and fiduciaries may forward soliciting material to the beneficial owners of shares of common stock entitled to vote at the Annual Meeting and that we will reimburse those persons for their out‑of‑pocket expenses incurred in this connection.

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PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will be asked to elect the two directors nominated for election as Class I directors. Our Board of Directors currently consists of seven members and is divided into three classes; Class I and Class III comprise two directors each and Class II comprises three directors. The directors in each class serve three‑year terms and in each case until their respective successors are duly elected and qualified. The Board unanimously nominated Brian H. Dovey for reelection and Regina E. Groves for election at the 2017 Annual Meeting as the two Class I directors.

If elected, the two directors nominated as Class I directors will serve until the Company’s annual meeting of stockholders in 2020, and in each case until their successors are elected and qualified, or until their earlier resignation or removal. Both nominees have indicated their willingness to serve if elected, but if either should be unable to serve or for good cause will not serve, the shares represented by proxies may be voted for a substitute as REVA may designate, unless a contrary instruction is indicated in the proxy.

Vote Required for Approval

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the director nominees receiving the highest number of “FOR” votes will be elected as Class I directors. Abstentions and broker non‑votes are not counted as votes cast with respect to that director, and will have no direct effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL 2 — ISSUANCE OF NOTES UNDER THE TRANCHE 2 OFFER

Background

We are a medical device company that is focused on developing and commercializing products for use in humans, utilizing our proprietary polymer technologies. On April 3, 2017, our first product was approved for sale under a CE Mark, which allows us to commercialize in Europe and other jurisdictions that recognize the CE Mark. Our product development efforts have been funded with a variety of capital received from angel investors, venture capitalists, strategic partners, hedge funds, and the proceeds from our initial public offering of CDIs completed in December 2010. Additionally, to further our development and testing efforts and to provide the capital required through our application for CE Marking of our Fantom scaffold, we entered into a Convertible Note Deed on September 24, 2014 (the “2014 Deed”), pursuant to which we issued 250 Notes (the “2014 Notes”), each with a face value of US$100,000, to the noteholders thereunder (the “2014 Noteholders”) along with 8,750,000 options to purchase common stock; such issuance was made on November 14, 2014.

We have been placing significant effort into completing a financing during 2017 to provide ongoing funds for our operating and capital needs, including the commercialization of our Fantom scaffold and additional clinical trials. In connection therewith, on April 22, 2017, we entered into a Convertible Note Deed (the “2017 Deed”) with the investors listed on Schedule 1 and Schedule 2 thereto (the “Noteholders”).

A copy of the 2017 Deed (which sets out the full terms and conditions on which the Notes and Options will be issued to the Noteholders) is set forth in Annex A hereto and incorporated herein by reference.

Under the 2017 Deed, the Company has agreed to issue up to $52.5 million of senior unsecured convertible notes, each having an issue price of US$100,000 and a face value of US$100,000 (the “Notes”), in transactions that will generate gross proceeds of at least US$45.0 million, and potentially up to US$52.5 million in additional funding to the Company, exclusive of costs of the transaction and the purchase price for the buy-back of shares from Medtronic, Inc. as described below. In addition, as further consideration for the Noteholders agreeing to subscribe for the Notes, we agreed to issue 4,500 options for each Note purchased by the Noteholders, with each option entitling the holder thereof to subscribe for one share of our common stock (the “Options”) (together, the issuance of the Notes and the Options is referred to as the “2017 Convertible Note Offering”). The Notes and Options are being offered under a prospectus prepared in accordance with the requirements of Chapter 6D of the Australian Corporations Act 2001 (Cth), a copy of which was lodged with ASIC and ASX on April 24, 2017 (the “Prospectus”). The Prospectus also contains details of the buy-back of shares from Medtronic.

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Due to the 2017 Convertible Note Offering’s size exceeding the Company’s 15 percent issuance capacity under ASX Listing Rule 7.1, the offering under the 2017 Deed will take place in two tranches. The first tranche closed on May 4, 2017 with the issue of 338 Notes and 1,521,000 Options to raise aggregate gross proceeds of US$33.8 million (the “Tranche 1 Offer”) to the Company (noting that the Company received approximately $21.3 million in net proceeds because on May 4, 2017, the Company , in conjunction with the issue of Notes to Medtronic, Inc. under the Tranche 1 Offer, bought back all of the shares held by Medtronic, Inc. for an amount of US$7.212 per share, aggregating total consideration of US$12,493,059, which was offset against the amount payable by Medtronic, Inc. for its subscription of Notes and Options under the Tranche 1 Offer). The Tranche 1 Offer was within the Company’s 15 percent issuance capacity and, therefore, did not require stockholder approval under ASX Listing Rule 7.1. The second tranche will require stockholder approval for the purposes of ASX Listing Rule 7.1 and therefore, will occur if and when stockholder approval pursuant to Proposals 2 through 4 has been obtained (“Tranche 2 Offer”).

If Proposals 2 through 4 are approved, the Tranche 2 Offer will proceed and the persons listed on Schedule 2 of the 2017 Deed, together with any new investors made party to the 2017 Deed through the execution of an instrument of adherence, would be issued up to 187 Notes and up to 841,500 Options in exchange for up to $18.7 million cash proceeds to the Company.

Under the 2017 Deed, full conversion of all of the Notes at the maximum issuable of US$52.5 million at the initial conversion price would result in a maximum of approximately 6,065,858 shares of our common stock (equivalent to 60,658,580 CDIs) being issued, subject to any adjustment of the conversion price as further described in the 2017 Deed (a copy of which is set forth in Annex A hereto) and in the summary of the terms of the Notes set forth in Annex B hereto. Full exercise of all Options that may be issued under the 2017 Deed would result in a total of 2,362,500 shares of our common stock (equivalent to 23,652,000 CDIs) being issued. The maximum number of Notes and Options issuable under the 2017 Deed may be, respectively, converted into and exercised to acquire an aggregate of approximately 17.0 percent of our outstanding common stock (excluding any shares of Common Stock or CDIs currently held by the Investors and assuming no options or convertible securities are exercised or converted other than those issued under the 2017 Deed in this offering, but assuming buy-back of the shares held by Medtronic, Inc.).

The Noteholders are not associates and each of them has independently formed the decision to invest in the Company on the terms of the 2017 Deed. However, as a result of converting the Notes or exercising the Options to be issued in accordance with the 2017 Deed, certain of the Noteholders, whether acting together or independently, may be able to exert a significant degree of influence over our management and affairs and over matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. A significant concentration of ownership could harm the market price of our shares and CDIs by delaying or preventing a change of control, even if a change of control is in the best interests of our stockholders. In addition, the interests of the holders of the Notes and the Options may not always coincide with the interests of our existing stockholders.

The 2017 Deed contains a number of restrictive covenants that will impose operating and financial restrictions on the Company and may limit the Company’s ability to engage in acts that may be in its long-term best interest, including restrictions on the Company’s ability to:

•	raise additional funding through the sale of equity securities, subject to certain exceptions;
•	incur further debt, subject to certain exceptions;
•	change the general nature or scope of its business;
•	sell the business to a third party, subject to certain exceptions; and,
•	pay dividends or issue new securities in certain circumstances.

Prior to issuance of the Notes and Options, we entered into an amendment to the Amended and Restated Investors’ Rights Agreement between the Company, each Noteholder, and each investor that is a party to the existing Amended and Restated Investors’ Rights Agreement dated September 25, 2014 (the “Amendment”). The Amendment is substantially in the form set forth in Schedule 8 to the 2017 Deed and provides each Noteholder, subject to the terms and conditions therein, with the right to require the Company to file a registration statement with the U.S. Securities and Exchange Commission (“SEC”) to facilitate the sale of any securities in the Company held by each party to the Amended and Restated Investors’ Rights Agreement.

Additionally, prior to issuance of the Notes and Options, Regina E. Groves, our Chief Executive Officer, entered into a Lock-Up Agreement with the Noteholders whereby she has agreed not to offer, sell, pledge, or otherwise dispose of any shares or CDIs of the Company, subject to certain exceptions as further described in the form of Lock-Up Agreement in Schedule 10 of the 2017 Deed.

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As a condition precedent to the issue of the Notes and Options, the Company has entered into the Second Amendment to the 2014 Deed which, subject to stockholder approval under Proposal 4 effects certain amendments to the convertible notes issued by the Company in 2014, in order to, among other things, remove the 2014 Noteholders’ option to request redemption of the notes prior to maturity, remove the automatic conversion provision of the 2014 Notes, and subordinate the 2014 Notes to the new Notes.

Terms of the Notes

A summary of certain of the key terms of the Notes is set forth in Annex B hereto and a copy of the 2017 Deed (which sets out the full terms and conditions of the Notes and Options) is set forth in Annex A hereto.

The Notes are direct, unsubordinated, unconditional, and unsecured obligations of the Company and have a face value of US$100,000 per Note. The Notes do not provide the holder voting rights at stockholder meetings of the Company unless and until converted. Interest accrues on the Notes at the rate of 8.0 percent per annum (increased to 10.0 percent per annum if any payments are past due), compounded annually, but is only payable upon redemption of the Notes for cash. No interest is payable on any Note that is converted in accordance with the terms of the 2017 Deed. On the earlier to occur of an event of default (as defined in the 2017 Deed) or 60 months after the date of issuance of the Notes, the Company is required to redeem all Notes that have not otherwise been converted, redeemed, or cancelled, at an amount equal to face value plus all accrued interest.

In addition, a Noteholder may elect to redeem all or some of its Notes that have not otherwise been converted, redeemed, or cancelled 30 months after the date of issuance, at an amount equal to face value plus all accrued interest, upon providing the Company with at least 30 calendar days’ prior written notice. If the Company is unable to satisfy its obligation upon such an election, two persons approved by a Resolution of Noteholders are to be appointed as directors of the Company until the Company has satisfied its obligation to redeem, pay, or repay the Noteholder(s), with one such director being nominated by HEC Master Fund L.P. and the other being appointed by the Noteholder with the highest proportion of Shares or CDIs, with such director being appointed the chair of the Financing Committee (see below); and the Board must establish a Financing Committee to consider and recommend to the Board how the Company should satisfy its obligations to redeem, pay, or repay the Noteholders; and the Company must, undertake all actions to implement the recommendations made by the Financing Committee (unless the Board has determined that such actions would be inconsistent with fiduciary or statutory duties) in relation to repayment and redemption of the relevant Noteholders.

The Notes will at all times rank pari passu in right of payment with all other existing and future unsecured and unsubordinated senior obligations of the Company (other than unsecured obligations preferred by mandatory provisions of law) and senior in right of payment to all existing and future subordinated obligations of the Company. The notes issued pursuant to that certain Convertible Note Deed, dated September 25, 2014, by and among the Company, Goldman Sachs International and Senrigan Master Fund (“Senrigan”) have been expressly subordinated to the Notes.

At any time following the date of issuance of the Notes but prior to the maturity date, a Noteholder may give the Company an irrevocable notice electing to convert (the “Conversion Notice”), at the then effective conversion price, all or some of the Notes held by the Noteholder and specifying the number of Notes the Noteholder is electing to convert into shares of our common stock (represented by CDIs).

The terms of the Notes contain provisions for the adjustment of the conversion price, which will initially be US$8.655 per share of our common stock (or US$0.8655 per CDI). Specifically, upon the occurrence of certain events, including a reorganization of issued capital, certain dividends, or distributions and issuances by the Company of equity securities at a price below current market value, the conversion price will be adjusted to ensure the economic value of the Notes is not adversely affected. Also, the conversion price will be adjusted downward to the greater of (a) the price per share at which shares are issued in the IPO multiplied by 1.2, or (b) the conversion price in effect immediately before such IPO divided by 1.2 if the offering price of such IPO is lower than the then effective conversion price per share.

In addition, upon certain change of control events, as further described in the 2017 Deed, each Noteholder may give the Company an irrevocable notice requiring the Company to redeem all or any part of their Notes for the greater of the face value of the Notes plus accrued interest or the Cash Settlement Amount.

The CDIs or shares of our common stock issued or transferred and delivered upon Conversion of the Notes will be fully paid and will in all respects rank pari passu with the fully paid CDIs or shares of our common stock on issue on the relevant conversion date.

Further details about the terms of the Notes can be found in Annexes A and B hereto.

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Use of Proceeds

The Company intends to use the net proceeds raised from the 2017 Convertible Note Offering, including the Tranche 2 Offer, to provide funding for the Company’s ongoing operating and capital needs including commercial launch activities, ongoing and expanded clinical trials and feasibility testing and development of additional technologies.

ASX Listing Rules

We are seeking the approval of our stockholders for the purpose of issuing Notes and Options under the Tranche 2 Offer pursuant to ASX Listing Rule 7.1.

ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities that would represent more than 15 percent of the company’s ordinary securities on issue 12 months prior to the date of issue (or agreement to issue) of such securities, without prior approval of a company’s stockholders.

The shares of common stock (represented by CDIs) that may be issued on conversion of the Notes and on exercise of the Options to be issued in the Tranche 2 Offer under the 2017 Deed, together with the Notes and Options issued in the Tranche 1 Offer, would exceed the 15 percent issuance limit under ASX Listing Rule 7.1; accordingly, approval of the Company’s stockholders is required for the issuance of the Notes and Options under the Tranche 2 Offer.

By approving the issue of Notes and Options under the Tranche 2 Offer, such securities will also be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period following the date of their issue under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue further securities in the next 12 months, if the Board considers it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 7.3, the following additional information is provided in relation to Proposal 2:

•	the maximum number of Notes that will be issued under the Tranche 2 Offer is 187 Notes;
•

the number of shares of our common stock that may be issued on conversion of Notes is determined by dividing the face value of each Note converted by the conversion price in effect on the conversion date, as further described in the 2017 Deed (a copy of which is set out in Annex A hereto) and Annex B hereto. Based on the initial conversion price of US$8.655 per share, the maximum number of shares of our common stock that may be issued on conversion of the 187 Notes that are the subject of the Tranche 2 Offer (assuming the maximum number of Notes are issued in the Tranche 2 Offer) is approximately 2,160,601 (equivalent to 21,606,010 CDIs). The maximum number of shares of common stock which may be issued on conversion of the Notes, based on the floor price for conversion is 2,952,900 shares;

•	the Notes issued under the Tranche 2 Offer will all be issued on one date following the Annual Meeting and prior to June 30, 2017; and,
•

the Notes under the Tranche 2 Offer will be issued to the Noteholders listed on Schedule 2 of the 2017 Deed and certain other investors invited to apply for Notes and Options under the Tranche 2 Offer.

Consequences if the Proposal is Approved or Not Approved

If Proposal 2 is approved, and if Proposals 3 and 4 are also approved, the Company will be authorized to issue Notes under the Tranche 2 Offer.

If Proposal 2 is not approved, the Company would be unable to raise minimum gross proceeds of at least US$42.5 million by the issue of Notes by June 30, 2017, which will constitute an event of default under the terms of the Notes with the result that the Majority of Noteholders may declare the Notes immediately due and payable. If that occurs, the Company would need to raise funds from alternative sources in order to redeem the Notes and there is no guarantee that it would be able to do so.

Vote Required for Approval

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

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Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 2 by:

•	any person who is participating in the issue of the Notes and Options under the 2017 Deed;
•	a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares of our common stock, if each of Proposals 2 through 4 are passed; and,
•	any associate of those persons.

However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the Annual Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE ISSUANCE OF NOTES UNDER THE TRANCHE 2 OFFER.

PROPOSAL 3 — issuance of Options UNDER THE TRANCHE 2 OFFER

Background

As described in Proposal 2 above, the Company entered into the 2017 Convertible Note Deed on April 22, 2017 with several investors to provide funding for the Company’s ongoing operating and capital needs. Under the 2017 Deed, the Company agreed to issue up to $52.5 million of convertible notes under the Prospectus, which was prepared in accordance with the requirements of Chapter 6D of the Australian Corporations Act 2001 (Cth), and lodged on ASIC on April 24, 2017.

Under the 2017 Note Deed, in addition to issuing up to 525 Notes, each with a face value of US$100,000, we will issue 4,500 Options for each Note issued to a Noteholder, up to an aggregate maximum of 2,362,500 Options.

Due to the 2017 Convertible Note Offering’s size exceeding the Company's 15 percent issuance capacity under ASX Listing Rule 7.1, the offering under the 2017 Deed will take place in two tranches. The Tranche 1 Offer took place on May 4, 2017 with the issue of 338 Notes and 1,521,000 Options to raise US$33.8 million, exclusive of costs of the transaction and the buy-back of shares from Medtronic, Inc. as described in the Prospectus. The Tranche 1 Offer was within the Company’s 15 percent issuance capacity and, therefore, did not require stockholder approval under ASX Listing Rule 7.1. The Tranche 2 Offer will require stockholder approval for the purposes of ASX Listing Rule 7.1 and, therefore, will occur if and when stockholder approval pursuant to Proposals 2 through 4 has been obtained (“Tranche 2 Offer”).

Terms of the Options

A summary of certain key terms of the Options is set out in Annex C hereto. A copy of the 2017 Deed (which sets out the full terms and conditions on which the Options will be issued to the Noteholders) is set forth in Annex A hereto.

The Options may be exercised at any time on or after the date of issuance. The Options will lapse 60 months from the date of issuance unless exercised. The Options will not be quoted on ASX. Shares of our common stock or CDIs issued pursuant to an exercise of the Options will rank, from the date of exercise, equally with the existing shares of common stock and CDIs of the Company in all respects.

The Options have an initial exercise price of US$5.00 per share of our common stock at any time prior to our completion of a Subsequent Financing or IPO (each as defined in the 2017 Deed). The exercise price will increase to the price at which shares are issued in a Subsequent Financing or IPO, but not to a price more than US$7.212 per share, if the price per share at which shares are issued in the Subsequent Financing or IPO exceed US$5.00 per share.

There are no participating rights or entitlements inherent in the Options and holders of the Options will not be entitled to participate in new issues of capital that may be offered to stockholders (except where a holder has exercised Options before the record date to participate in such new issue).

If there is a bonus issue to the holders of CDIs after the date of issue of the Options, the number of CDIs over which an Option is exercisable will be increased by the number of CDIs which the holder would have received if they had exercised their Options before the record date for the bonus issue.

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Additionally, if there is a pro rata issue (except a bonus issue) of securities to any holder of shares or CDIs of the Company after the date of issue of the Options, the then-applicable exercise price for the Option will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

Further details about the terms of the Options can be found in Annexes A and C hereto.

Use of proceeds

The Company intends to use the net proceeds raised from the 2017 Convertible Note Offering to provide funding for the Company’s ongoing operating and capital needs including commercial launch activities, ongoing and expanded clinical trials and feasibility testing and development of additional technologies.

ASX Listing Rules

We are seeking the approval of our stockholders for the purpose of approving the issuance of the Options under the Tranche 2 Offer pursuant to ASX Listing Rule 7.1.

ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities that would represent more than 15 percent of the company’s ordinary securities on issue 12 months prior to the date of issue (or agreement to issue) of such securities, without prior approval of a company’s stockholder.

The shares of common stock (represented by CDIs) that may be issued on conversion of the Notes and on exercise of the Options to be issued in the Tranche 2 Offer under the 2017 Deed, together with the Notes and Options issued in the Tranche 1 Offer, would exceed the 15 percent issuance limit under ASX Listing Rule 7.1; accordingly, approval of the Company’s stockholders is required for the issuance of the Notes and Options under the Tranche 2 Offer.

By approving the issue of the Notes and Options in the Tranche 2 Offer, such securities will also be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period following the date of issue of the Notes and Options under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue further securities in the next 12 months, if the Board considers it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 7.3, the following additional information is provided in relation to Proposal 3:

•	the maximum number of options to be issued under the Tranche 2 Offer is 841,500 options;
•	the maximum number of shares of our common stock which may be issued on exercise of the Options under the Tranche 2 Offer is 841,500 shares (equivalent to 8,415,000 CDIs);
•	there is no cash consideration payable for the issue of the Options. The Option exercise price (described above) will be payable in cash (if exercised);
•	the Options will be issued under the Prospectus. Assuming stockholder approval is obtained for the issue of the Options, the Options are expected to be issued on or before June 30, 2017;
•	the Options issued under the Tranche 2 Offer will all be issued on one date;
•

the issue of the Options under the Tranche 2 Offer will be made to the Noteholders listed on Schedule 2 to the 2017 Deed and to additional investors that may be made party to the 2017 Deed upon the execution of an instrument of adherence;

•

shares of our common stock (including any CDIs) issued pursuant to an exercise of the Options will rank, from the date of exercise, equally with the existing shares of common stock and CDIs of the Company in all respects; and

•

a summary of the terms and conditions on which the Options will be issued is set forth in Annex C hereto and the full set of terms and conditions on which the Options will be issued are set out in the 2017 Deed which is attached as Annex A hereto.

Consequences if the Proposal is Approved or Not Approved

If Proposal 3 is approved, and if Proposals 2 and 4 are also approved, the Company will be authorized to issue Options under the Tranche 2 Offer.

If Proposal 3 is not approved, the Company would be unable to raise minimum gross proceeds of at least US$42.5 million by the issue of Notes by June 30, 2017, which will constitute an event of default under the terms of the Notes with the result that the Majority of Noteholders may declare the Notes immediately due and payable. If that occurs, the Company would need to raise funds from alternative sources in order to redeem the Notes and there is no guarantee that it would be able to do so.

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Vote Required

Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 3 by:

•	any person who is participating in the issue of the Notes and Options under the 2017 Deed;
•	a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares of our common stock, if each of Proposals 2 through 4 are passed; and,
•	any associate of those persons.

However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the Annual Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE ISSUANCE OF OPTIONS UNDER THE TRANCHE 2 OFFER.

PROPOSAL 4 — re-approval of the 2014 notes

pursuant TO amendment of the 2014 deed

Background

As described in Proposal 2 above, the Company entered into the 2017 Deed on April 22, 2017 with several investors to provide funding for the Company’s ongoing operating and capital needs. Under the 2017 Deed, the Company agreed to issue up to $52.5 million of Notes under the Prospectus, which was prepared in accordance with the requirements of Chapter 6D of the Australian Corporations Act 2001 (Cth), and lodged on ASIC on April 24, 2017. As a condition precedent to the issue of the Notes and Options under the 2017 Deed, the Company agreed to enter into a second amendment to the 2014 Deed (the “Second Amendment”).

Pursuant to the 2017 Deed, the Tranche 2 Offer is subject to receiving stockholder approval of the Second Amendment, in order to, among other things, remove the 2014 Noteholders’ option to request redemption of the notes prior to maturity, remove the automatic conversion provision of the 2014 Notes, and subordinate the 2014 Notes to the new Notes.

A summary of certain key terms of the 2014 Deed is set out in Annex D to this Proxy Statement. Further details about the terms of the 2014 Notes, as well as a copy of the 2014 Deed can be found in our proxy statement filed with the SEC on October 14, 2014 (File Number 000-54192) (the “October 2014 Proxy Statement”).

The Second Amendment

The Second Amendment provides for the following modifications of the 2014 Notes and the 2014 Deed:

1.	removes the 2014 Noteholders’ option to request redemption of the 2014 Notes prior to maturity;
2.	removes the automatic conversion provision of the 2014 Notes; and,
3.	subordinates the 2014 Notes to the Notes.

None of the other terms of the 2014 Deed or 2014 Notes are modified by the Second Amendment.

Each of Goldman Sachs and Senrigan, as the sole 2014 Noteholders, as well as our Board of Directors, has approved the Second Amendment, which has been executed by all parties and will become effective automatically if Proposal 4 is approved.

Prior to the Second Amendment, the 2014 Deed provided the 2014 Noteholders the right to require the Company to redeem some or all of the 2014 Notes on June 30, 2017, if the 2014 Notes were not previously converted or redeemed by

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such date. The Second Amendment removes this right and that the Company would not be required to redeem the 2014 Notes until the earlier of (a) the maturity date set forth in the 2014 Deed or (b) an event of default (as defined in the 2014 Deed).

Prior to the Second Amendment, the 2014 Deed provided that the Notes would automatically convert into our common stock in the event (a) we receive CE Mark approval for Fantom, (b) the average daily volume weighted-average market price of our CDIs equaled or exceeded A$0.60 for a period of 20 consecutive trading days, and (c) we completed a listing of our common stock on NASDAQ (or any other securities exchange approved by a majority of Noteholders). The Second Amendment removes the automatic conversion provision such that conversion of the 2014 Notes would only occur upon election of the 2014 Noteholders.

The Second Amendment also provides that the 2014 Notes will be subordinate in right of payment to the Notes. This was a specifically negotiated provision of the 2017 Deed and deemed necessary to induce the Noteholders to enter into the 2017 Deed.

A copy of the Second Amendment is contained in Annex E to this Proxy Statement.

Our Board believes the modifications to the 2014 Deed are, on the whole, beneficial to the Company, including due to the fact that we would be unable to complete the offer of Notes and Options under the 2017 Deed without the Second Amendment. The removal of the early redemption feature means that the Company will have additional time prior to a possible redemption of the 2014 Notes. Also, though the automatic conversion of the 2014 Notes would mean the Company would not be required to redeem them at maturity, based on the current trading price of our common stock, we believe that the 2014 Noteholders will elect to convert their 2014 Notes on or prior to the maturity date, absent any significant reduction in our share price.

If Proposal 4 is passed, the remainder of the 2014 Deed will remain unchanged. If Proposal 4 is not passed, the Company will be unable to complete the Tranche 2 Offer, which will result in an event of default under the Notes, which entitles the Noteholders to require the Company to redeem the Notes. There can be no assurances that the Company will have sufficient capital to satisfy any such redemption.

ASX Listing Rules

ASX Listing Rule 7.1 broadly provides, subject to certain exceptions, that stockholder approval is required for the issuance of our securities where the securities proposed to be issued would represent more than 15 percent of our ordinary securities on issue 12 months prior to the date of issue of such securities. The shares of common stock (represented by CDIs) that may be issued on conversion of the 2014 Notes issued under the 2014 Deed would exceed the number of securities that can be issued pursuant to ASX Listing Rule 7.1 without obtaining stockholder approval. While stockholder approval for the issue of the Notes was obtained at the meeting held on October 30, 2014, ASX is of the view that the Second Amendment is a material amendment to the Notes and that the Second Amendment therefore should not take effect unless a further stockholder approval is obtained.

In accordance with ASX Listing Rule 7.3, the following information is provided in relation to Proposal 5:

•	250 notes were issued on November 14, 2014, and no additional 2014 Notes will be issued;
•

the number of shares of our common stock that may be issued on conversion of the 2014 Notes at the initial conversion price is determined by dividing the face value of a Note converted (translated from U.S. dollars into Australian dollars at the exchange rate fixed on the subscription date) by the conversion price in effect on the conversion date, subject to any adjustment of the conversion price as further described in the 2014 Deed. Based on the applicable exchange rate and the initial conversion price, the maximum number of shares of our common stock that may be issued on conversion of the 2014 Notes is 11,506,156 shares (equivalent to 115,061,558 CDIs). The maximum number of shares of our common stock that may be issued will increase if the conversion price is adjusted in accordance with the terms of the 2014 Deed, including upon certain reorganizations of share capital or issues of shares at less than the current market value;

•	each 2014 Note had an issue price of US$100,000;
•

the 2014 Notes were issued under a prospectus in accordance with the requirements of section 713 of the Australian Corporations Act 2001 (Cth) and lodged with the Australian Securities and Investments Commission (“ASIC”);

•	the issue of the 2014 Notes was made to Goldman Sachs and Senrigan; and,
•

a summary of certain key terms of the 2014 Deed is set out in Annex D to this Proxy Statement. Further details about the terms of the 2014 Notes, as well as a copy of the 2014 Deed can be found in the October 2014 Proxy Statement.

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Consequences if the Proposal is Approved or Not Approved

If Proposal 4 is approved, and if Proposals 2 and 3 are also approved, the Second Amendment will automatically be effective and the Company will be authorized to issue Notes and Options under the Tranche 2 Offer.

If Proposal 4 is not approved, the Company would be unable to raise minimum gross proceeds of at least US$42.5 million by the issue of Notes by June 30, 2017, which will constitute an event of default under the terms of the Notes with the result that the Majority of Noteholders may declare the Notes immediately due and payable. If that occurs, the Company would need to raise funds from alternative sources in order to redeem the Notes and there is no guarantee that it would be able to do so.

Vote Required

Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 4 by:

•	any person who is participating in the issue of the Notes and Options under the 2017 Deed (including Goldman Sachs and Senrigan);
•	a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares of our common stock, if each of Proposals 2 through 4 are passed; and,
•	any associate of those persons.

However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the Special Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” RE-APPROVAL OF THE 2014 NOTES PURSUANT TO AMENDMENT OF THE 2014 DEED.

PROPOSAL 5 — RATification of the TRANCHE 1

issuance of Notes and Options

Background

As described in Proposal 2 above, the Company entered into the 2017 Convertible Note Deed on April 22, 2017 to provide funding for the Company’s ongoing operating and capital needs. Under the 2017 Deed, the Company agreed to issue up to $52.5 million of convertible notes and up to 2,362,500 options under the Prospectus, which was prepared in accordance with the requirements of Chapter 6D of the Australian Corporations Act 2001 (Cth), and lodged on ASIC on April 24, 2017.

As described in Proposal 2 above, due to the 2017 Convertible Note Offering’s size exceeding the Company’s 15 percent issuance capacity under ASX Listing Rule 7.1, the offering under the 2017 Deed is taking place in two tranches. The Tranche 1 Offer closed on May 4, 2017 with the issue of 338 Notes and 1,521,000 Options to raise aggregate gross proceeds of US$33.8 million to the Company (noting that the Company received approximately $21.3 million in net proceeds after the buy-back all of the shares held by Medtronic, Inc. for an amount of US$7.212 per share, aggregating total consideration of US$12,493,059, which was offset against Medtronic, Inc.’s commitments in respect of the Tranche 1 Offer). The Tranche 1 Offer was within the Company’s 15 percent issuance capacity and, therefore, did not require stockholder approval under ASX Listing Rule 7.1.

The Company is now seeking the approval of its stockholders solely pursuant to ASX Listing Rule 7.4 for the purpose of ratifying the issuance of the Notes and Options under the Tranche 1 Offer so that those securities will be excluded from the 15 percent limit set out in ASX Listing Rule 7.1, as described below, that can be issued by the Company in any 12-month period, if the Board considers it is in the interests of the Company and its stockholders to do so.

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ASX Listing Rules

ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing securities or entering an agreement for the issue of securities that would represent more than 15 percent of the Company’s ordinary securities on issue 12 months prior to the date of issue (or agreement to issue) such securities, without the prior approval of the Company’s stockholders.

ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. This exception provides that where the stockholders in ratify a previous issue of securities (that had been made without stockholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the company in any 12-month period within the 15 percent limit set out in ASX Listing Rule 7.1.

In accordance with ASX Listing Rule 7.5, in addition to the information set out above, the following information is provided in relation to Proposal 5:

•	a total of 338 Notes and 1,521,000 Options were issued under the Tranche 1 Offer;
•	the issue price of each Note was US$100,000 and the issue price of the Options was nil; and,
•	the issue of Notes and Options under the Tranche 1 Offer was made to certain investors in Australia, Hong Kong, and the US, pursuant to the Prospectus filed with the SEC and ASX.

Terms of the Notes and Options Issued under the Tranche 1 Offer

The terms of the Notes and Options issued under the Tranche 1 Offer are set forth in Annexes A, B, and C to this Proxy Statement.

Any Shares issued on conversion of the Notes and exercise of the Options, will rank equally with all other shares of common stock of the Company.

Use of proceeds

The Company intends to use the net proceeds raised from the 2017 Convertible Note Offering to provide funding for the Company’s ongoing operating and capital needs including commercial launch activities, ongoing and expanded clinical trials, and feasibility testing and development of additional technologies.

Consequences if the Proposal is Approved or Not Approved

If Proposal 5 is approved, it will have the effect of refreshing the Company’s 15 percent capacity to issue shares in the 12 months following the Annual Meeting, thereby providing the Company with the ability to issue further shares, including for the purposes of raising further capital for the Company, should the need arise.

If Proposal 5 is not approved, there will be no impact on the validity of the issuance of the Notes and Options issued under the Tranche 1 Offer. However, the Company’s ability to issue further securities in the 12-month period from the date of issuance of the Notes and Options under the Tranche 1 Offer will be limited, which could adversely impact the Company’s ability to implement its business plan over the coming year, unless stockholder approval is obtained in advance for an issue, or an alternative exemption applies under ASX Listing Rule 7.2.

Voting exclusion statement

The Company will disregard any votes cast on Proposal 5 by:

•	any person who participated in the Tranche 1 Offer under the 2017 Deed;
•	a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares of our common stock, if Proposal 5 is passed; and,
•	any associate of those persons.

However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the Annual Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE RATIFICATION OF THE TRANCHE 1 ISSUANCE OF NOTES AND OPTIONS.

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PROPOSAL 6 — RATIFICATION OF INDEPENDENT AUDITOR

The audit committee has selected Grant Thornton LLP as the Company’s independent registered public accounting firm (the “independent auditor”) to audit our financial statements for the fiscal year ending December 31, 2017. We are asking our stockholders to ratify the appointment of Grant Thornton LLP as our independent auditor because we value our stockholders’ views on the Company’s independent auditor even though the ratification is not required by our bylaws or otherwise. If our stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain Grant Thornton LLP as our independent auditor or whether to consider the appointment of a different firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent auditor at any time during the fiscal year ending December 31, 2017.

A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required for Approval

Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 requires the affirmative vote of a majority of the shares of common stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS vote
“FOR” THE RATIFICATION OF OUR INDEPENDENT auditor.

PROPOSAL 7 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors is providing stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers in accordance with the rules of the SEC. This proposal, commonly known as a “Say on Pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our named executive officers.

The Say on Pay vote is advisory, and therefore not binding on the compensation committee or the Board. Although the vote is non‑binding, the compensation committee and the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding executive compensation programs.

We design our executive compensation programs to implement our core objectives of providing competitive pay, pay for performance, and alignment of management’s interests with the interests of long‑term stockholders. Stockholders are encouraged to read the “Compensation Discussion and Analysis” section of this Proxy Statement for a more detailed discussion of how our compensation programs reflect our core objectives.

We believe stockholders should consider the following key aspects of executive compensation with respect to our named executive officers when voting on this proposal:

•	base salaries did not increase in fiscal year 2016, as compared to the 2015 base salaries;
•

in addition to base salaries, the executives have a potential for cash bonuses and equity awards that would comprise a significant percentage of total compensation. Bonuses were awarded for 2016 based upon achievements of milestones under a pre-defined program, as more fully described in the Compensation and Discussion Analysis presented in this Proxy Statement;

•	the Company grants long-term equity awards that link the interests of our executives with those of our stockholders; and,
•	our compensation programs were reviewed by the compensation committee and determined not to create inappropriate or excessive risk that is likely to have a material adverse effect on the Company.

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Recommendation

The Board believes the Company’s executive compensation program uses appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the stockholders of REVA Medical, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.”

Approval of the Say on Pay proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non‑votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS vote

“FOR” APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION.

PROPOSALS 8 through 13 — STOCK OPTION GRANTS TO DIRECTORS

Introduction

On March 20, 2017, our Board of Directors, upon the recommendation of the compensation committee, approved the grant of an aggregate 63,000 options to purchase 63,000 shares of our common stock (the “Options”) under the REVA Medical, Inc. 2010 Equity Incentive Plan, as amended, (the “Plan”) in the amounts of 10,500 Options to each of six non-executive directors of the Company, subject to obtaining stockholder approval for each grant at the 2017 Annual Meeting as required by the ASX Listing Rules. The Board also approved the award of restricted stock units (“RSUs”) to non-executive directors, as discussed in Proposals 14 through 19 below.

The aggregate market value of the shares issuable on exercise of the Options proposed for grant to non‑executive directors is US$468,600 (or US$78,100 per each non-executive director) based on the ASX closing price of our CDIs and exchange rate on 30 April 2017 (Australian Time). As of April 30, 2017, the Company had a total of 1,840,148 options reserved for issuance for employees and non‑executive directors. Proposals 8 through 13 recommend the issuance of Options to non‑executive directors that constitute approximately 3.4 percent of the total number of stock options reserved for issuance.

Approvals

Our CHESS Depositary Interests (“CDIs”), each representing one-tenth of a share of our common stock, are listed on the Australian Securities Exchange (“ASX”). ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of the Options to the non‑executive directors of the Company as described below.

Principal Terms of the Options

If Proposals 8 through 13 (inclusive) are approved by stockholders, the Options will be issued to the non‑executive directors as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting. The Options to be issued to each of the non‑executive directors will be issued on the following terms and conditions:

(a)	Grant Price: There is no consideration payable for the grant of the Options.
(b)

Exercise Price:  The exercise price of the Options will be equal to the closing price of the Company’s CDIs on the ASX on the date of grant, as converted to US dollars. Any vested Options will be exercisable; unvested Options will not be exercisable. Upon exercise, each option will entitle the non-executive director to receive one share of REVA’s common stock.

(c)

Vesting Conditions:  The Options are scheduled to vest in equal quarterly installments over a 12-month period beginning on the three-month anniversary of the grant date. There are no performance conditions or other requirements attaching to the Options, other than the requirement that the non‑executive director to whom they are granted be a director of the Company at each relevant vesting date.

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(d)	Lapsing of Options: The Options will lapse in circumstances where:
(i)	the Options have been exercised or otherwise settled;
(ii)	the non‑executive director ceases to be a director of the Company;
(iii)	there has been a change in control event (as defined in the Plan); or,
(iv)	the Options have not been exercised by the tenth anniversary of the date of grant.

As required by ASX Listing Rule 10.15A, the following information is provided for Proposals 8 through 13. The maximum aggregate number of Options that may be granted under Proposals 8 through 13 is 63,000 Options, comprising:

•	10,500 Options to Dr. Ross A. Breckenridge;
•	10,500 Options to Brian H. Dovey;
•	10,500 Options to R. Scott Huennekens;
•	10,500 Options to Gordon E. Nye;
•	10,500 Options to Robert B. Stockman; and,
•	10,500 Options to Robert B. Thomas.

Upon exercise, each Option will entitle the relevant non‑executive director to receive one share of REVA’s common stock. No loans have been or will be made by the Company to any non‑executive director in connection with the acquisition or exercise of Options or the underlying shares of common stock.

The securities received by our directors during the past three years under ASX Listing Rule 10.14 are presented in the “Non-Executive Director Compensation” section below. Our directors did not receive options or any other equity awards under the Plan subsequent to those approved at our 2016 Annual Meeting.

All of our directors are entitled to participate in the Plan. Details of any securities issued under the Plan will be published in the Company’s Annual Report relating to the period in which securities have been issued, together with a statement that approval for this issue of securities was obtained under ASX Listing Rule 10.14.

Any additional persons who become entitled to participate in the Plan after approval of Proposals 8 through 13 and who are not named in this Proxy Statement will not participate until any applicable approval is obtained under ASX Listing Rule 10.14.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposals 8 through 13 by the directors of REVA or any associate of the directors of REVA. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or
•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

Vote Required for Approval

Approval of Proposals 8 through 13 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” a proposal. Broker non-votes will have no direct effect on the outcome of these proposals.

EXCLUDING Dr. Ross A. Breckenridge (Proposal No. 8), Brian H. Dovey (Proposal No. 9),

R. Scott Huennekens (Proposal No. 10), GORDON E. NYE (Proposal No. 11),

Robert B. Stockman (Proposal No. 12), and Robert B. Thomas (Proposal No. 13)

WHO DO NOT MAKE A RECOMMENDATION WITH RESPECT TO THE PROPOSAL IN PARENTHESIS

AFTER THEIR NAME DUE TO THEIR PERSONAL INTEREST IN THAT PROPOSAL,

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE APPROVAL OF the stock option grants to the non-executive directors as contained in PROPOSALS 8 through 13 (INCLUSIVE).

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PROPOSALS 14 through 19 —RSU AWARDS TO DIRECTORS

Introduction

On March 20, 2017, our Board of Directors, upon the recommendation of the compensation committee, approved the award of an aggregate 36,000 restricted stock units for 36,000 shares of common stock (the “RSUs”) under our 2010 Equity Incentive Plan, as amended, (the “Plan”) in the amounts of 6,000 RSUs to each of six non-executive directors of the Company as described below, subject to obtaining stockholder approval for each award at the 2017 Annual Meeting as required by the ASX Listing Rules. The Board also approved the grant of stock options to the non-executive directors as discussed in Proposals 8 through 13 above.

The aggregate market value of the shares underlying the RSUs proposed for award to the non‑executive directors is US$267,780 (or US$44,630 per each non-executive director) based on the closing price of our CDIs on the ASX and exchange rate on 30 April 2017 (Australian Time). As of April 30, 2017, the Company had a total of 1,840,148 securities reserved for issuance to employees and non‑executive directors. Proposals 14 through 19 recommend the award of RSUs to the non‑executive directors that constitute approximately 2.0 percent of the total number of securities reserved for issuance.

Approvals

Our CHESS Depositary Interests (“CDIs”), each representing one-tenth of a share of our common stock, are listed on the Australian Securities Exchange (“ASX”). ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the award of the RSUs to each of the non‑executive directors of the Company as described below.

Principal Terms of the Restricted Stock Units

If Proposals 14 through 19 (inclusive) are approved by stockholders, the RSUs will be issued to the non‑executive directors as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting. The RSUs to be issued to each of the non‑executive directors will be issued on the following terms and conditions:

(a)	Issue Price: There is no consideration payable for the award, or upon vesting, of the RSUs.
(b)

Vesting Conditions:  The RSUs are scheduled to vest on the earlier of (i) one year from the date of award or (ii) the day prior to our 2018 Annual Meeting. There are no performance conditions or other requirements attaching to the RSUs, other than the requirement that the non-executive director to whom they are awarded be a director of the Company on the vesting date.

(c)	Issuance of Common Stock: Upon vesting, the RSUs will be settled by issuance of the same number of shares of the Company’s common stock.
(d)

Restrictions on Transfer of RSUs:  Prior to vesting, the RSUs may not be transferred, sold, exchanged, assigned, encumbered, or subjected to garnishment, except by transfer through a will or the laws of descent and distribution.

(e)	Lapsing of RSUs: The RSUs will lapse in circumstances where:
(i)	the RSUs have been settled with issuance of the Company’s common stock;
(ii)	the non‑executive director ceases to be a director of the Company; or,
(iii)	there has been a change in control event (as defined in the Plan).

As required by ASX Listing Rule 10.15A, the following information is provided for Proposals 14 through 19. The maximum aggregate number of RSUs that may be awarded under Proposals 14 through 19 is 36,000 RSUs, comprising:

•	6,000 RSUs to Dr. Ross A. Breckenridge;
•	6,000 RSUs to Brian H. Dovey;
•	6,000 RSUs to R. Scott Huennekens;
•	6,000 RSUs to Gordon E. Nye;
•	6,000 RSUs to Robert B. Stockman; and,
•	6,000 RSUs to Robert B. Thomas.

Upon vesting, each RSU will entitle the relevant non‑executive director to receive one share of REVA’s common stock.

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No loans have been or will be made by the Company to any non‑executive director in connection with the vesting of RSUs.

The securities received by our directors during the past three years under ASX Listing Rule 10.14 are presented in the “Non-Executive Director Compensation” section below. Our directors did not receive options or any other equity awards pursuant to the Plan subsequent to those approved at our 2016 Annual Meeting.

All of our directors are entitled to participate in the Plan. Details of any securities issued under the Plan will be published in the Company’s Annual Report relating to the period in which securities have been issued, together with a statement that approval for this issue of securities was obtained under ASX Listing Rule 10.14.

Any additional persons who become entitled to participate in the Plan after approval of Proposals 14 through 19 and who are not named in this Proxy Statement will not participate until any applicable approval is obtained under ASX Listing Rule 10.14.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposals 14 through 19 by the directors of REVA or any associate of the directors of REVA. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or
•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required for Approval

Approval of Proposals 14 through 19 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” a proposal. Broker non-votes will have no direct effect on the outcome of these proposals.

EXCLUDING Dr. Ross A. Breckenridge (Proposal No. 14), Brian H. Dovey (Proposal No. 15),

R. Scott Huennekens (Proposal No. 16), GORDON E. NYE (Proposal No. 17),

Robert B. Stockman (Proposal No. 18), and Robert B. Thomas (Proposal No. 19)

WHO DO NOT MAKE A RECOMMENDATION WITH RESPECT TO THE PROPOSAL IN PARENTHESIS

AFTER THEIR NAME DUE TO THEIR PERSONAL INTEREST IN THAT PROPOSAL,

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS vote

“FOR” THE APPROVAL OF the RSU AWARDS to NON-executive

directors as contained in PROPOSALS 14 through 19 (INCLUSIVE).

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BOARD OF DIRECTORS INFORMATION

Overview

Our Company is incorporated in the State of Delaware and, as a result, the rights of our stockholders are governed by the Delaware General Corporation Law. Our stock is traded in the form of CHESS Depositary Interests (or “CDIs”) on the Australian Securities Exchange (the “ASX”).

Nominees for Election as Directors

Our Board currently consists of seven members and is divided into three classes. Class I and Class III comprise two directors each and Class II comprises three directors. The directors in each class serve three‑year terms and in each case until their respective successors are duly elected and qualified. The Board unanimously nominated Brian H. Dovey, who is our Chairman of the Board and a current Class I director, and Ms. Regina E. Groves, who is our chief executive officer, for election at the 2017 Annual Meeting.

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the two director nominees receiving the highest number of “FOR” votes will be elected. Both of the nominees have indicated their willingness to serve if elected, but if either of them should be unable to serve or for good cause will not serve, the shares represented by proxies may be voted for a substitute as REVA may designate, unless a contrary instruction is indicated in the proxy.

The following table sets forth information as of April 8, 2017 regarding the director nominees for election at the Annual Meeting, as well as the Class II and Class III members of our Board, whose terms are not currently up for election. The information includes each member’s business experience and service on other boards of directors, in addition to the qualifications, attributes, and skills that led our Board to the conclusion that each member should serve as a director.

While our Diversity Policy doesn’t contain specific guidelines in considering whether to recommend any director nominee, including any candidate recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge, and abilities that will allow our Board to fulfill its responsibilities. As set forth in our corporate governance guidelines, these criteria generally include, among other things, an individual’s business experience and skills (including skills in core areas such as operations, management, technology, accounting and finance, strategic planning, and international markets), as well as independence, judgment, knowledge of our business and industry, professional reputation, leadership, integrity, and the ability to represent the best interests of the Company’s stockholders. In addition, the nominating and corporate governance committee also considers a Board member’s ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company’s interests. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Our Board is responsible for selecting candidates for election as directors based on the recommendation of the nominating and corporate governance committee.

We believe that our current Board includes individuals with strong backgrounds in executive leadership and management, accounting and finance, and Company and industry knowledge. In addition, each of our directors has a strong professional reputation and has shown a dedication to his or her profession and community. We also believe that our directors’ diversity of backgrounds and experiences results in different perspectives, ideas, and viewpoints, which makes our Board more effective in carrying out its duties. We believe that our directors hold themselves to the highest standards of integrity and that they are committed to representing the long‑term interests of our stockholders.

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Class I Directors for Election (New Term Expires in 2020)
BRIAN H. DOVEY Chairman of the Board (age 75)

Mr. Dovey has served as a director since June 2001 and as Chairman of the Board since March 28, 2016. Since 1988, Mr. Dovey has been a partner of Domain Associates, LLC, a private venture capital management firm focused on life sciences, where he has led innovative investments not only in life science companies, but also has established and directed new initiatives such as the collaboration between Domain and Rusnano. Since joining Domain, he has served on the board of directors of over 35 private and public companies and has been chairman of six, including REVA. Mr. Dovey currently sits on the board of three public companies:  REVA, Orexigen Therapeutics, Inc., and Miramar Labs, Inc. (since May 2016). Prior to joining Domain, Mr. Dovey spent six years at Rorer Group, Inc. (now part of Sanofi-Aventis), a pharmaceutical and medical device company listed on the NYSE. As president of Rorer from 1986 to 1988, he was the primary architect of the company’s strategic shift to pharmaceuticals. Previous to that, he was President of Survival Technology, Inc., a start-up medical products company. Mr. Dovey serves on the board of directors and is also chairman at the Center for Venture Education (Kauffman Fellows Program) and serves on the La Jolla Playhouse board of trustees. He was the former chair and currently serves on the board of trustees of the Wistar Institute, a leader in preclinical biomedical research in the non-profit sector. Mr. Dovey has served as both president and chairman of the National Venture Capital Association. He is a former board member of the industry association representing the medical device industry, as well as the association representing consumer pharmaceuticals. He is a trustee emeritus of Germantown Academy and is a former trustee of the University of Pennsylvania School of Nursing and the Sanford-Burnham Institute for Medical Research. Mr. Dovey received his B.A. in mathematics from Colgate University and his MBA from the Harvard Business School.

Qualifications:  We believe Mr. Dovey is qualified to sit on our Board due to his strong financial expertise, his experience in corporate governance and risk management, his service as a director on over 35 private and public companies, his broad executive experience with medical device companies, and his extensive experience at a health care venture capital firm.

REGINA E. GROVES Chief Executive Officer (age 58)

Ms. Groves is nominated for election; she has not previously been a director of the Company. Ms. Groves has served as the Company’s Chief Executive Officer since September 23, 2015. Her background encompasses over 30 years in medical devices, executive leadership, and financial management. Prior to joining REVA, since 2008 Ms. Groves served as Vice President and General Manager of the AF Solutions, Cardiac Rhythm and Heart Failure division of Medtronic, a leading global medical technology company. In this position she developed and executed strategies to re-enter the catheter-based Atrial fibrillation (“Afib”) ablation market and achieved the goal to be the market leader in intermittent Afib ablation. The position also allowed her to acquire and integrate companies, complete numerous clinical trials, and launch novel products worldwide. Prior to 2008, Ms. Groves held other senior positions at Medtronic, McKinsey & Company, Inc. and several health care companies. Since March 21, 2017, she serves on the board of AtriCure, Inc., a NASDAQ-listed company innovating surgical treatments for Afib. She is a member of the Commercial Advisory Board for the Global Cardiovascular Innovation Center at the Cleveland Clinic. From 2010 through 2016, she served on the board of the Foxcroft School and was Chair from 2013 through 2016. She also served as an Observer to the Board of Directors for Synaptic, Inc., a Chinese ablation company from 2011 through 2015. Ms. Groves received her M.B.A. from Harvard Graduate School of Business Administration and her B.S. in Pharmacy from the University of Florida.

Qualifications:  We believe Ms. Groves is qualified to sit on our Board due to her extensive industry knowledge and her operational and management experience. Additionally, Ms. Groves brings valuable experience and insights to our Board from her experience of transitioning pre-revenue stage operations to highly successful worldwide commercial operations, her key commercial and business contacts in our industry, and her intimate knowledge of REVA’s strategies and operations.

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Class II Directors Continuing in Office (Term Expires in 2018)
R. SCOTT HUENNEKENS Director (age 52)

Mr. Huennekens has served as a director since March 2015. Since December 2015 he is President and Chief Executive Officer of Verb Surgical, Inc., a collaboration between Alphabet, Inc. (formerly Google) and Johnson & Johnson, focused on developing a comprehensive robotic surgical solutions platform. Previously, from April 2002 to February 2015, Mr. Huennekens was President and Chief Executive Officer of Volcano Corporation, a manufacturer of intravascular imaging equipment for coronary and peripheral applications. Prior to 2002, he served as President and Chief Executive Officer of Digirad Corporation, a diagnostic imaging solutions provider, and also held senior positions at Baxter International, Inc. in the Edwards Cardiovascular Division and the Novacor division. Mr. Huennekens currently serves on the Medical Device Manufacturers Association (“MDMA”) board and he served on the board of EndoChoice until November 2016. He received his B.S. in Business Administration from the University of Southern California and an MBA from Harvard Business School.

Qualifications:  We believe Mr. Huennekens is qualified to sit on our Board due to his vast experience in executive positions with medical equipment manufacturers, his broad business background, his experience serving on multiple other boards of directors, and his strong financial background, including his work early in his career at Deloitte, a provider of tax, audit, and advisory services.

GORDON E. NYE Director (age 62)

Mr. Nye has served as a director since 1999. Since December 2014, he is Chief Executive Officer of R2 Dermatology, a development stage medical device company. He served as Chief Executive Officer of ZELTIQ Aesthetics, Inc., a medical device company, from September 2009 to April 2012. From August 2003 to July 2009, Mr. Nye served as general partner of Prism Venture Partners, a venture capital firm, where he was a member of the life sciences investment team. Prior to that time, he served as our Chief Executive Officer from 2001 to 2003 and President and Chief Executive Officer of two former Johnson & Johnson divisions (“A” Company Orthodontics, Inc. and Critikon Company, LLC) after they were acquired in management buyouts. He has also held a variety of marketing, sales, and general management roles for L.A. Gear, Inc., Olin Ski Company, Inc., Reebok, Ltd., and The Gillette Company. Mr. Nye received his MBA from the Amos Tuck School of Business at Dartmouth College where he also received his undergraduate degree.

Qualifications:  We believe Mr. Nye is qualified to sit on our Board due to his knowledge of the medical device business, his broad operating experience as a senior executive of R2 Dermatology, ZELTIQ Aesthetics, Inc. and two former Johnson & Johnson divisions, his extensive consumer marketing background, and his other board service.

ROBERT B. THOMAS Director (age 71)

Mr. Thomas has served as a director since July 2010. He was a director and non-executive Chairman of the Board of HeartWare Limited/HeartWare International, Inc., a NASDAQ-listed medical device company (formerly also ASX-listed), between November 2004 and August 2016 when they were acquired by Medtronic, Inc. He is currently a director of a number of Australian public companies, including Virgin Australia Limited, and Biotron Limited; he is Chairman of Starpharma Limited. Between October 2004 and September 2008, Mr. Thomas was a consultant to Citigroup Corporate and Investment Bank. Between March 2003 and September 2004, he was Chairman of Global Corporate and Investment Bank, Citigroup Global Markets, Australia and New Zealand. Prior to that time, Mr. Thomas was Chief Executive Officer of Citigroup’s Corporate and Investment Bank (formerly known as Salomon Smith Barney), Australia and New Zealand from October 1999 until February 2003. Mr. Thomas is Chairman of Aus Bio Limited, a director of O’Connell Street Associates, and Chairman of Grahger Capital Resources. Mr. Thomas holds a Bachelor of Economics from Monash University, Australia. He is a member of the Stockbrokers Association of Australia and is a Master Stockbroker. Mr. Thomas is also a Fellow of the Financial Services Institute of Australia and the Australian Institute of Company Directors. He is on the board of the NSW State Library Foundation and serves on NSW State Library’s Audit and Risk Committee.

Qualifications:  We believe Mr. Thomas is qualified to sit on our Board due to his vast investment banking experience, his involvement with medical device companies, and his experience in governance and risk management across a wide range of industries. Mr. Thomas also brings capital market and economics expertise to the Board from his years of service as a securities analyst and as a director of ASX-listed companies.

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Class III Directors Continuing in Office (Term Expires in 2019)
ROSS A. BRECKENRIDGE Director (age 47)

Dr. Breckenridge was appointed as a director in January 2015. Dr. Breckenridge is the Chief Executive Officer of Silver Creek Pharmaceuticals, Inc., since September 2016. Prior to that, he was a senior clinical lecturer and Programme Director for the Masters Programme in Clinical and Experimental Medicine at University College London since 2006. He was a Fellow of the Royal College of Physicians (London) and a Consultant Physician at University College London Hospital from 2006 until September 2016. Dr. Breckenridge has provided consultation services to investors in the biotech and healthcare sector since 1998. He is a current board member of the Cornelia de Lange Society of Great Britain and has sat on numerous other medical and corporate boards. He obtained his medical degree from Oxford University, followed by his PhD in Developmental Biology at the University of Cambridge. He then completed his training in Clinical Pharmacology at University College London.

Qualifications:  We believe Dr. Breckenridge is qualified to sit on our Board due to his extensive medical background, particularly as it relates to research of cardiac disease, his experience serving on multiple other boards of directors, and his general business acumen.

ROBERT B. STOCKMAN Director (age 63)

Mr. Stockman, our co-founder, has served as a director since 1999. He was Chairman of the Board from 1999 until March 28, 2016 and he was our Chief Executive Officer from August 2010 to September 18, 2015. He served as a director of HeartWare Limited/ HeartWare International, Inc., a NASDAQ-listed medical device company (formerly also ASX-listed), between December 2006 and August 2016 when they were acquired by Medtronic, Inc. He previously served on the board of ZELTIQ Aesthetics, Inc., a medical technology company listed on NASDAQ, from July 2010 until April 2012. Since 1999, Mr. Stockman has been the President and Chief Executive Officer of Group Outcome LLC, a U.S.-based merchant banking firm that deploys its capital and that of its financial partners in private equity and venture capital investments in medical technology companies. Mr. Stockman also co-founded Centrimed, Inc., an internet-based software company, that was acquired by the Global Healthcare Exchange, LLC, and led the buyouts of Ioptex, an intraocular lens manufacturer, and two Johnson & Johnson divestitures, “A” Company Orthodontics, Inc. and Critikon Company, LLC, each of which was subsequently acquired. Prior to establishing Group Outcome LLC, Mr. Stockman spent 18 years with Johnston Associates, Inc. and Narragansett Capital Corporation, where he focused on venture capital investments and merger advisory work in health care. Mr. Stockman holds a Bachelor’s Degree from Harvard College and an MBA from The Tuck School at Dartmouth College, where he serves on Tuck’s Board of Overseers. Mr. Stockman is qualified to sit on our Board due to his extensive experience as an entrepreneur driving the growth of five medical products companies, his experience as an executive of several medical device companies, and his experience as an executive in the investment banking industry, particularly in private equity and venture capital investments in medical technology.

Qualifications:  We believe Mr. Stockman is qualified to sit on our Board due to his extensive experience as an entrepreneur driving the growth of five medical products companies, his experience as an executive of several medical device companies, and his experience as an executive in the investment banking industry, particularly in private equity and venture capital investments in medical technology. Mr. Stockman’s qualifications also include his strong financial background, including his work early in his career at Price Waterhouse, a provider of tax, audit, and advisory services, and his ability to provide financial expertise to the Board, including an understanding of financial statements, corporate finance, accounting, and capital markets.

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Committees of the Board of Directors/Corporate Governance

Directors are expected to attend meetings of the Board and any Board committees on which they serve. The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities:  audit, compensation, and nominating and corporate governance. Each of these committees has the responsibilities described in the committee charters, which are available on our website at www.revamedical.com. Our Board may also establish other committees from time to time to assist in the discharge of its responsibilities.

As of April 30, 2017, membership of the committees of our Board is as follows:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Mr. Dovey (Chairman) (1)	X	X	—
Dr. Breckenridge (2)	—	—	X
Mr. Huennekens (2)	Chair	—	—
Ms. Keating (2)(3)	—	—	Chair
Mr. Nye (2)	—	Chair	X
Mr. Stockman (4)	—	—	—
Mr. Thomas (2)	X	X	—

____________

(1)	Independent Director under the rules of the SEC and NASDAQ, but not considered independent under the ASX.
(2)	Independent Director under the rules of the ASX, SEC, and NASDAQ.
(3)	On April 22, 2017, Ms. Keating informed the Board that she did not intend to stand for reelection.
(4)

Mr. Stockman resigned as our chief executive officer on September 18, 2015. Under ASX, SEC, and NASDAQ rules, a director employed by the Company is not independent until three years after such employment terminates.

During the year ended December 31, 2016, all directors attended at least 75 percent of the aggregate of (i) the total number of Board meetings held during the period for which he or she was a director and (ii) the total number of committee meetings on which he or she served during the period that he or she served. Following is a summary of meeting attendance during the year ended December 31, 2016:

Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Number of Meetings Held	9	5	1	2
Meeting Attendance:
Mr. Dovey	9	3	1	—
Dr. Breckenridge	9	—	—	2
Mr. Huennekens	8	5	—	—
Ms. Keating	9	—	—	2
Mr. Nye	8	—	1	2
Mr. Stockman	9	1 *	—	—
Mr. Thomas	8	4	1	—

____________

*	Indicates attendance at a meeting of a Committee on which the Director was not a member.

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting, including auditing of our financial statements. Among other things, our audit committee:

•	determines the engagement of, and approves fees paid to, our independent registered public accounting firm;
•	oversees and receives reports from the internal auditors;
•	reviews our financial statements and critical accounting estimates;
•	monitors the qualifications, independence activities, and performance of our independent registered public accounting firm and our internal auditors;

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•	approves the retention of our independent registered public accounting firm to perform any proposed and permissible non-audit services; and,
•	discusses the annual audit results with management, the internal auditors, and the independent registered public accounting firm.

Our audit committee reviews the effectiveness of internal controls and the adequacy of our reporting and disclosure controls and procedures. In addition, our audit committee is responsible for the performance of our internal audit function, as well as preparing any reports required under SEC rules. The audit committee will also provide advice to the Board and report on the status of business risks pursuant to our risk management policy.

We have adopted an audit committee charter, a copy of which is available in the “Investors ─ Corporate Governance” section of our website at www.revamedical.com.

Compensation Committee

Our compensation committee establishes, amends, reviews, and approves the compensation and benefit plans with respect to senior management and employees, including determining individual elements of total compensation for the chief executive officer and other executive officers, and reviews our performance and the performance of our executive officers with respect to these elements of compensation. In carrying out its responsibilities, the compensation committee will review all components of compensation for consistency with our compensation philosophy and with the interests of stockholders. Our compensation committee reviews compensation practices and trends, identifies performance goals of our Company and our executive officers, and sets compensation in light of these objectives. Our compensation committee also determines annual retainer, meeting fees, equity awards, and other compensation for members of the Board and its committees and administers the issuance of stock options and other awards under our equity incentive plans.

Our compensation committee reviews and evaluates potential risks related to our compensation policies and practices for employees and has determined that we have no compensation risks that are reasonably likely to have a material adverse effect on the Company. We structure our compensation to address Company‑wide risk. We believe the combination of base salary, bonus potential, and equity-based incentive awards with four‑year vesting periods, or vesting based on achievement of performances, is balanced and serves to motivate our employees to accomplish our business plan without creating risks that are reasonably likely to have a material adverse effect on our Company.

We have adopted a compensation committee charter, a copy of which is available in the “Investors ─ Corporate Governance” section of our website at www.revamedical.com.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee recommends the director nominees for each annual general meeting and ensures that the Board and the committees of the Board have the benefit of qualified and experienced independent directors. The committee’s primary responsibilities are to:

•	review the size and composition of our Board;
•	select, or recommend to our Board, nominees for each election of directors;
•	develop and recommend to our Board criteria for selecting qualified director candidates;
•	consider committee member qualifications, appointment, and removal;
•	recommend corporate governance principles, codes of conduct, and applicable compliance mechanisms; and,
•	provide oversight in the evaluation of our Board and each committee.

We have adopted a nominating and corporate governance committee charter, a copy of which is available in the “Investors ─ Corporate Governance” section of our website at www.revamedical.com.

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GOVERNANCE OF OUR COMPANY

Corporate Governance Guidelines

Our corporate governance guidelines are designed to ensure effective corporate governance of the Company. Our corporate governance guidelines cover topics including, but not limited to, director qualification criteria, director compensation, director orientation and continuing education, communications from stockholders to the Board, succession planning, and the annual evaluations of the Board and its committees. Our corporate governance guidelines are reviewed regularly by the nominating and corporate governance committee and revised when appropriate.

The full content of our corporate governance guidelines can be found in the “Investors ─ Corporate Governance” section of our website accessible at www.revamedical.com. A printed copy may also be obtained by any stockholder upon request.

Code of Business Conduct and Ethics

Our Board adopted a code of business conduct and ethics to ensure that our business is conducted in a consistently legal and ethical manner. The code of business conduct and ethics establishes policies pertaining to, among other things, employee conduct in the workplace, securities trading, confidentiality, conflicts of interest, reporting violations, and compliance procedures. All of our employees, including our executive officers, as well as members of our Board, are required to comply with our code of business conduct and ethics.

The full content of our code of business conduct and ethics can be found in the “Investors ─ Corporate Governance” section of our website accessible at www.revamedical.com. A printed copy may also be obtained by any stockholder upon request. Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by our Board after receiving a recommendation from our audit committee. We disclose any amendments or waivers to our code of business conduct and ethics on our website within four business days following the date of an amendment or waiver.

Stockholder Recommendations for Director Nominees

In nominating candidates for election as director, the nominating and corporate governance committee will consider a reasonable number of candidates for director recommended by a single stockholder who has held over 0.1 percent of REVA’s shares of common stock for over one year and who satisfies the notice, information, and consent provisions set forth in our amended and restated bylaws and corporate governance guidelines.

Stockholders who wish to recommend a candidate may do so by writing to the nominating and corporate governance committee in care of the Corporate Secretary, REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A. The nominating and corporate governance committee will use the same evaluation process for director nominees recommended by stockholders as it uses for other director nominees.

Communicating with the Board

Our nominating and corporate governance committee establishes procedures by which stockholders and other interested parties may communicate with the Board, any committee of the Board, any individual director, or the independent or non-executive directors as a group. Such parties can send communications by mail to the Board in care of the Corporate Secretary, REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A. In addition, parties can contact the Board by emailing the Corporate Secretary at boardmember@revamedical.com. The name or title of any specific recipient or group should be noted in the communication. Communications from stockholders are distributed by the Corporate Secretary to the Board or to the committee or director(s) to whom the communication is addressed, however the Corporate Secretary will not distribute items that are unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings, business solicitations and advertisements, and communications that advocate the Company’s engaging in illegal activities or that, under community standards, contain offensive, scurrilous, or abusive content.

Identification and Evaluation of Nominees for Directors

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating nominees for director. The committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the committee through stockholders, management, current members of the Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the nominating and corporate governance committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the nominating and corporate governance committee deems appropriate, including the use of third parties to review candidates.

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Director Attendance at Annual Meetings of Stockholders

We have a policy encouraging all of the directors to attend each annual meeting of stockholders. Ms. Keating and Mr. Thomas attended the 2016 AGM in person and Mr. Dovey attended it by teleconference. We currently anticipate a majority of our directors to be present at, or available for, the 2017 Annual Meeting.

Director Independence

In accordance with our corporate governance guidelines, the majority of our Board members are independent directors. Our Board considers that a director is independent when the director is not an officer or employee of the Company or its subsidiaries, does not have any relationship which would, or could reasonably appear to, materially interfere with independent judgment, and otherwise meets the independence requirements under the rules of the ASX, SEC, and NASDAQ. Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly.

Based on this review, our Board has determined that:

•	Dr. Ross A. Breckenridge, R. Scott Huennekens, Anne J. Keating, Gordon E. Nye, and Robert B. Thomas are considered to be independent directors under the rules of the ASX, SEC, and NASDAQ;
•

Brian H. Dovey is considered to be an independent director under the rules of the SEC and NASDAQ, but is not considered to be independent under ASX standards as he is a principal of a firm that has held between 8.6 and 11.1 percent of the Company’s outstanding common stock;

•

Robert B. Stockman is not considered to be independent. Mr. Stockman resigned as our chief executive officer on September 18, 2015. Under ASX, SEC, and NASDAQ rules, a director is not independent until three years after such employment terminates; and,

•

Regina E. Groves, if elected, will not be considered to be independent. Ms. Groves currently serves as our chief executive officer. Under ASX, SEC, and NASDAQ rules, a director is not independent if currently serving as an employee of the company.

There are no family relationships among our directors and officers, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any director or officer was, or is, to be selected as a director or officer.

Board Leadership Structure

Although Mr. Dovey is not considered to be independent by ASX standards, the Board considers his appointment as Chairman of the Board to be in the best interest of our Company and our Stockholders. The ASX Corporate Governance Principles and Recommendations provide guidance on corporate governance practices, including director independence, but are not binding rules or regulations. Mr. Dovey possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and we believe he is the person best positioned to develop agendas that ensure the Board’s time and attention is focused on the most critical matters. Further, our Board believes that his decisive leadership ensures clear accountability and enhances our ability to communicate our message and strategy clearly and consistently to stockholders, employees, customers, and suppliers.

The Board’s Role in Risk Oversight

Our Board’s role in risk oversight includes receiving reports from members of management on a regular basis regarding material risks faced by the Company and applicable mitigation strategies and activities, at least on a quarterly basis. The reports cover the critical areas of development, regulatory and quality affairs, intellectual property, clinical development, operations, sales and marketing, and legal and financial affairs. Our Board and its committees consider these reports, discuss matters with management, and identify and evaluate any potential strategic or operational risks and appropriate activities to address those risks.

We have adopted a risk management policy that sets out how we identify, assess, and manage risk in business operations, a copy of which is available in the “Investors ─ Corporate Governance” section of our website at www.revamedical.com.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has at any time been our employee with the exception of Gordon E. Nye who served as our chief executive officer from 2001 to 2003. Except as set forth herein, none of our executive officers serves, or has served during the last fiscal year, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or our compensation committee.

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AUDIT-RELATED MATTERS

Report of the Audit Committee

As of April 30, 2017, the audit committee of our board had three members, all of whom have been determined by our board to be independent under SEC and NASDAQ rules. Mr. Huennekens is considered to be an “audit committee financial expert” under applicable SEC rules.

In performing its functions, the audit committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, the internal audit function as currently performed by an independent third party (the “internal auditor”), and Grant Thornton LLP, the Company’s independent registered public accounting firm (the “independent auditor”), which, in its reports, express opinions on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles.

Management is responsible for the financial reporting process, the system of internal controls, including internal control over financial reporting, risk management, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting, to the extent such opinion is required by the SEC. The audit committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. Each year, the audit committee evaluates the qualifications, performance and independence of the Company’s independent auditor and determines whether to re-engage the current independent auditor. In doing so, the audit committee considers the quality and efficiency of the services provided by the auditors, the auditors’ capabilities and the auditors’ technical expertise and knowledge of the Company’s operations and industry.

The audit committee held five meetings during the year ended December 31, 2016. At each meeting, the audit committee met with the independent auditor and the internal auditor, with and without management present, to discuss the following:

•	overall scope and plans for the Company’s audits;
•	the results of audits and quarterly reviews of the Company’s financial statements, including a discussion of the quality, not just the acceptability, of the accounting principles;
•	the reasonableness of significant judgments; the clarity of disclosures in the financial statements;
•	review of the Company’s compliance with internal controls; and,
•	the overall quality of the Company’s financial reporting.

The audit committee also discussed with the independent auditor the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), including PCAOB Auditing Standard No. 16, Communications With Audit Committees, SEC rules, and other applicable regulations.

The audit committee and/or the Board also received from the Company’s independent auditor the written disclosures and the letter required by applicable requirements of the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding their communications with the audit committee concerning independence and has discussed with the independent auditor its independence from the Company. The audit committee also has considered whether the provision of non-audit services to the Company is compatible with the independence of the independent auditor.

The audit committee has reviewed and discussed the annual consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 with management and the independent auditor. The audit committee has also discussed the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting with management.

Based on the review of the consolidated financial statements and discussions with management and Grant Thornton LLP, the audit committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The Annual Report on Form 10-K was filed with the SEC and the ASX.

Submitted by the Audit Committee of the Board of Directors:

R. Scott Huennekens (Chair)

Brian H. Dovey

Robert B. Thomas

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Audit and Non-Audit Fees

The following table presents the fees for professional services rendered to the Company by Grant Thornton LLP for audit of the Company’s financial statements and tax compliance for the years ended December 31, 2016 and 2015:

Type of Service	2016	2015

Audit Fees (1)	$ 349,000	$ 315,000
Audit-related Fees (2)	—	—
Tax Fees (3)	63,000	34,000

Total Fees	$ 412,000	$ 349,000

____________

(1)

Includes the integrated audit of our consolidated financial statements included in the Annual Reports on Form 10-K, reviews of Quarterly Reports on Form 10-Q, the audit of internal control over financial reporting, and the issuance of consents related to our Form S-8 filings.

(2)	We did not incur any assurance or related services during the past two years, other than those reported as “Audit Fees.”
(3)	Includes services related to tax compliance, including the preparation of tax returns, tax advice, and tax planning.

Policy Regarding Pre-Approval of Services Provided by the Independent Auditor

The audit committee has established an audit and non‑audit services compliance policy (the “Policy”) requiring pre‑approval of all audit and permissible non‑audit services performed by the independent auditor to monitor the auditor’s independence from the Company. The Policy provides for the annual pre‑approval of specific types of services and gives detailed guidance to management as to the specific services that are eligible for such annual pre‑approval and for all other permitted services. For all types of pre‑approval, the audit committee considers whether the provision of a non‑audit service is consistent with the SEC’s rules on auditor independence.

Additionally, the audit committee considers whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile, and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

All services require pre‑approval as set forth in the Policy and within the established guidelines prior to being provided by the independent auditor. In its review, the audit committee will also consider the relationship between fees for audit and non‑audit services in deciding whether to pre‑approve such services.

As provided under the Sarbanes‑Oxley Act of 2002 and the SEC’s rules, the audit committee has delegated pre‑approval authority to the chair of the audit committee to address certain requests for pre‑approval of services, and the chair must report his or her pre‑approval decisions to the audit committee at its next regular meeting. The Policy is designed to help ensure that there is no delegation by the audit committee of authority or responsibility for pre‑approval decisions to management. The audit committee monitors compliance by requiring management to report to the audit committee on a regular basis regarding the pre‑approved services rendered by the independent auditor. Management has also implemented internal procedures to promote compliance with the Policy.

The audit committee appointed Grant Thornton LLP for 2016 and selected them to serve as our independent auditor for the year ending December 31, 2017, subject to ratification by our stockholders.

Representatives of Grant Thornton will be present at the Annual Meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

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EXECUTIVE COMPENSATION

The following discussion and analysis of compensation arrangements is designed to provide stockholders with an understanding of our compensation philosophy and objectives, as well as an overview of the analyses that we performed in setting executive compensation. It discusses the compensation committee’s determination of how and why, in addition to what, compensation actions were taken for the year ended December 31, 2016 for each person serving as our chief executive officer and our chief financial officer, as well as for our three other most highly compensated executive officers during 2016 (the “named executive officers”), all of whom were employed as of December 31, 2016, who were as follows:

•	Regina E. Groves, our Chief Executive Officer (age 58);
•	Katrina L. Thompson, our Chief Financial Officer and Secretary (age 58);
•	Jeffrey A. Anderson, our Senior Vice President, Clinical and Regulatory Affairs (age 50);
•	Richard M. Kimes, our Senior Vice President, Operations (age 55); and
•	Robert K. Schultz, Ph.D., our President and Chief Operating Officer (age 60).

This discussion contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding our business objectives and anticipated achievement under existing and future compensation programs. Actual compensation programs that we may adopt in the future may differ materially from currently planned programs as summarized in this discussion.

Compensation Discussion and Analysis

Overview of Executive Compensation Program

Our compensation committee oversees our executive compensation program and determines executive compensation. Our compensation program is intended to align the interests of our executive officers with those of our stockholders by rewarding performance for the achievement of goals as established by the compensation committee. Our compensation approach for 2016 was tied to our pre-revenue stage and performance goals were set with the objective of advancing our product toward commercialization and, thereby, increasing stockholder value. Our compensation approach for 2017 is tied to successfully commercializing our first product, adequately capitalizing the Company, expanding our clinical trials, and sourcing feasible follow-on products for development and commercialization.

In an effort to ensure our 2016 executive compensation practices were comparable to those of similar public medical device companies, the compensation committee engaged Radford, an Aon Hewitt Company (“Radford”), an independent compensation consultant, to provide compensation advisory services that included the following:

•	an assessment of our executive compensation philosophy and plan structures and objectives;
•	a review and update of our peer group of companies for compensation comparison purposes;
•	a review of market practices related to short-term cash incentive plans and long-term equity and other incentive trends in the medical device industry;
•	the collection of competitive compensation levels for each of our executive positions;
•	an assessment of our executives’ base salaries, cash bonuses, and equity compensation levels;
•	a review of our equity compensation strategy, including the development of award guidelines; and,
•	a review of broader equity trends, including burn rate, share overhang, and share allocation.

The compensation committee oversees, reviews, and approves all compensation programs, initiatives, and decisions relating to our executives. Our compensation program is designed to attract and retain talented employees, to motivate them to achieve our key financial, operational, and strategic goals, and to reward them for superior performance. As we commercialize our first product, add to our senior management team, and continue product development, we expect that the specific direction, emphasis, and components of our executive compensation program will continue to evolve. During 2016, the objectives of the compensation program included:

•	a program structure to attract and retain highly qualified executive officers;
•	guiding principles, including a comparative peer group and targeted market positioning for compensation elements;
•	alignment of executive compensation, individually and as a team, to the long‑term interests of stockholders by rewarding performance for achievements; and,
•	program flexibility to permit the accommodation of appropriate individual circumstances.

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Compensation Process

Our compensation committee is responsible for establishing our compensation philosophy and setting the compensation levels for our executives, including base salaries, cash bonuses, and equity‑based incentive awards. To assist the compensation committee in their executive compensation evaluations, our chief executive officer prepares a report at the beginning of each fiscal year recommending base salaries, bonus targets, and equity‑based incentive awards for each executive officer. In addition to this report, our compensation committee considers market compensation data presented by Radford. The compensation committee in its sole discretion may accept or adjust the compensation recommendations it is provided. No executive officer is allowed to be present at the time his or her compensation is being discussed or determined by the compensation committee.

Benchmarking

As part of Radford’s advisory services to the compensation committee, Radford recommended a “peer” group, comprising 23 medical device or medical technology companies for purposes of benchmarking our compensation program in 2016. Each member of the peer group was selected based on an evaluation of the nature and location of its operations, number of employees, revenues and revenue growth, operating income or loss, outstanding securities, and market capitalization. Since we are a pre-revenue stage company and have not yet generated revenue or operating income, the selection of peer companies focused on those with annual revenues less than $100 million and a market capitalization less than $300 million. The following companies comprised our peer group for 2016:

Atricure	Harvard Bioscience	STAAR Surgical Company
CareDx	iCAD	SurModics
Cerus	Intersect ENT	Tandem Diabetes Care
CryoLife	IRIDEX	TearLab
Cutera	LeMaitre Vascular	Utah Medical Products
Entellus Medical	Misonix	Vascular Solutions
GenMark Diagnostics	Ocular Therapeutix	Veracyte
Hansen Medical	Sientra

The compensation committee reviewed market data made available by Radford to benchmark our executive compensation relative to the peer group. The compensation committee used this data to evaluate whether our executive compensation levels, including base salary and incentive awards, were within industry norms.

During the fourth quarter of 2016, the compensation committee analyzed updated market data with the assistance of Radford and made a determination to revise the Company’s peer group for 2017. Each member of the revised peer group was selected based on the same criteria used for the 2016 peer group, with emphasis on companies as similar to REVA as possible, except the criteria for market capitalization was revised to focus on companies between $150 million and $1 billion in market capitalization, reflective of our progress toward commercialization. As a result of the updated analysis, the following companies comprise our peer group for 2017:

Atricure	GenMark Diagnostics	STAAR Surgical Company
Cardiovascular Systems	Intersect ENT	SurModics
Cerus	IRIDEX	Tandem Diabetes Care
CryoLife	LeMaitre Vascular	Utah Medical Products
Cutera	Ocular Therapeutix	Vascular Solutions
Endologix	Sientra	Veracyte
Entellus Medical

Determination of Executive Compensation

In setting compensation for our executive officers, our compensation committee’s philosophy is to consider market levels of compensation, an executive’s contributions and responsibilities, and the goals and overall progress of the Company. Compensation for this purpose comprises total cash compensation, which includes base salary and annual cash bonus consideration, and long-term equity incentives. During 2016, with the assistance of Radford, the compensation committee measured our executives’ compensation against the peer group for 2016, generally targeting compensation between the 25th and 75th percentile of market.

In addition to market benchmarking, the compensation committee reviews the compensation recommendations of our chief executive officer (other than with respect to determining her own compensation), considers the Company’s overall performance and each executive’s individual contributions during the prior fiscal year, as well as each individual’s annual performance reviews based on achievement of annual goals. With respect to new hires, our compensation committee considers an executive’s background and historical compensation in lieu of prior year performance.

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Components of Executive Compensation

Our current executive compensation program consists of the following components:

•	base salary;
•	performance-based cash bonus awards;
•	equity‑based incentives; and,
•	other benefits.

We combine these elements in order to formulate compensation packages that provide competitive pay; reward achievement of financial, operational, and strategic objectives; and, align the interests of our named executive officers with those of our stockholders.

Base Salary:  We provide our executive officers with a base salary to compensate them for the services they provide to the Company. In setting base salaries, our compensation committee considers the executive’s position, our success in achieving prior year corporate goals, the individual’s responsibilities, contributions, and performance during the prior year, relevant market data, and benchmark levels. The evaluations and recommendations proposed by our chief executive officer are also considered. Our compensation committee evaluates and sets base salaries following annual performance evaluations, as well as upon a promotion or other change in responsibility. We expect our compensation committee to continue these policies going forward.

For the year ended December 31, 2016, although our named executive officers had successfully achieved prior year personal and corporate goals and had continued to successfully carry out their responsibilities, our compensation committee determined to leave base salaries unchanged from the prior year, based on the recommendation of the chief executive officer, so that additional funds could be available for non-executive employee salaries. For 2017, the compensation committee determined to increase the base salaries of the named executive officers between three and five percent from the 2015 levels, based on general economic trends, rather than performance or market data. Following are the 2015, 2016, and 2017 base salaries for our named executive officers:

Name and Title	2015/2016 Base Salary	2017 Base Salary

Regina E. Groves, Chief Executive Officer	$395,000	$414,900
Katrina L. Thompson, Chief Financial Officer and Secretary	284,000	298,300
Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs	283,000	291,500
Richard M. Kimes, SVP, Operations	250,000	257,500
Robert K. Schultz, Ph.D., President and Chief Operating Officer	349,000	359,500

Performance-Based Cash Bonuses:  To help align each executive officer’s efforts with the Company’s operational, financial, and strategic goals, we have utilized a combination of discretionary bonuses and defined programs for cash bonuses. In considering and awarding cash bonuses, our compensation committee considers the executive officer’s position and individual responsibilities, contributions and accomplishments, and performance. The committee also evaluates the Company’s success in achieving corporate goals, relevant market data, and benchmark levels. The recommendations proposed by our chief executive officer are also considered.

The Company’s approach, however, is to ensure individual incentive payments will not be considered an entitlement. As a provision of her employment offer, Ms. Groves was guaranteed 50 percent of her bonus potential for 2016. None of the other executive officers were guaranteed bonuses.

For the year ended December 31, 2016, the compensation committee established a bonus program for the named executive officers; we had awarded bonuses on a discretionary basis for 2015. The 2016 bonus program was primarily based on the Company’s goals to complete clinical enrollments, submit for European CE Marking of the Fantom scaffold, and finalize preparations for commercial operations. Metrics related to these goals were defined at the beginning of 2016 and assigned individual weighting. Achievement of goals was measured each quarter, with final measurement at December 31, 2016. Bonus payout was scheduled for the first quarter of 2017. Each goal was assigned a target performance metric, as well as a minimum and maximum value. Achievement at target would result in earning 100 percent of that goal’s bonus value; achievement of the minimum criteria would result in earning 85 percent and achievement of the maximum criteria would result in earning 110 percent of the goals’ bonus values.

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Following is a summary of the Company’s 2016 bonus program goals, metrics, and the 2016 result by metric:

Company Goal	Weight	2016 Achievement

Completion of FANTOM II Trial Enrollment	10%	11%
CE Mark Submission – Part 1	15%	16.5%
CE Mark Submission – Part 2	15%	16.5%
Qualitative Assessment of CE Mark Submission	15%	15%
Commercial Manufacturing Capacity	10%	10%
Efficiency of Manufacturing Processes	10%	8.5%
Commercial Readiness of Product	10%	10%
Commercial Readiness of Systems	10%	10%
Quantitative Assessment of Quality Audits	5%	5.5%

Total Program Metrics	100.0%	103.0%

The 2016 Company goal achievement result applied universally to all executives; however, each executive was assigned an individual bonus target level, stated as a percent of base salary, to which the goal achievement applied.

At its meeting on February 1, 2017, the compensation committee determined to continue a bonus program for the named executive officers, similar in structure with defined company goals, weighting, and target, minimum, and maximum potential for each goal. The compensation committee also considered and set the 2017 individual bonus target levels at that meeting.

Following is a summary of the 2016 bonus program and the 2017 individual bonus targets:

	2016 Bonus Program			2017 Bonus Program
Name and Title	Bonus Target (% of Salary)	Amount at Target	Amount Earned	Bonus Target (% of Salary)	Amount at Target

Regina E. Groves Chief Executive Officer	40%	$158,000	$162,740	50%	$207,450

Katrina L. Thompson Chief Financial Officer and Secretary	30%	85,200	87,756	35%	104,405

Jeffrey A. Anderson SVP, Clinical and Regulatory Affairs	30%	84,900	87,447	35%	102,025

Richard M. Kimes SVP, Operations	35%	83,435	85,939	35%	90,125

Robert K. Schultz, Ph.D. President and Chief Operating Officer	30%	104,700	107,841	35%	125,825

Equity‑Based Incentives:  In addition to base salary, we provide long‑term equity‑based incentives to our executives. These equity-based awards generally consist of options to purchase shares of our common stock, and in some cases, shares of restricted stock or restricted stock units (“RSUs”). We believe that equity-based incentives help further our compensation objectives by encouraging our executives to remain with us through at least the vesting period for these awards and providing them with an incentive to continue to focus on our long‑term financial performance and to build stockholder value.

Historically, our executive officers have received grants of equity awards at the time of hire or promotion, on an annual basis, and occasionally on an ad‑hoc basis. The grants of equity awards are made in accordance with our 2010 Equity Incentive Plan, as amended (the “2010 Plan”).

During the year ended December 31, 2016, our Board granted equity-based incentives to our named executive officers as follows:

•	Regina E. Groves, Chief Executive Officer – options to purchase 330,000 shares of common stock (subject to vesting over a 4-year period).
•	Richard M. Kimes, SVP, Operations – options to purchase 100,000 shares of common stock (subject to vesting over a 4-year period).

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No equity-based incentives were awarded to Ms. Thompson, Mr. Anderson, or Dr. Schultz during 2016 because option grants and RSU awards to them in March 2015 were performance-based and designed to vest over a two-year period that would align with the Company’s timelines for commercialization and listing of its securities on a U.S.-based stock exchange. Through December 31, 2016, two of the option milestones had been achieved for total vesting of 65 percent; none of the RSU milestones had been achieved and, therefore, no RSUs had vested. The vesting schedule is as follows:

Performance Milestone	Stock Option Vesting	RSU Vesting

Enrollment of 110 patients in Cohort B of the FANTOM II clinical trial	30%	—
Listing of the Company’s stock on NASDAQ	—	30%
Submission of application for CE Mark of Fantom (RSUs vest only after a NASDAQ listing)	35%	35%
Cumulative revenue from Fantom sales of $5 million	35%	35%

We plan to continue to grant equity incentive awards, including stock options, restricted stock, and/or restricted stock units, to our executive officers upon hire, following promotions, and on an annual or occasional basis. The guidelines for initial grants are based on the executive’s position and the guidelines for annual grants are designed to partially replace the number of equity awards initially granted to the executive at hiring that vest after one year. For new hires, we also will consider the executive’s background and historical compensation when determining the equity incentive to grant or award. The actual number of options or shares of stock for an executive may be higher or lower than these guidelines, based on individual performance or extraordinary achievements.

Stock and Option Grant Practices:  All equity awards to our employees, consultants, and directors have been granted at no less than the fair market value on the date of the award or grant. The amount of realizable value related to such grants and awards is determined by our stock price following the dates of vesting and, therefore, will be determined by our financial performance in the time after award but prior to vesting. Whether the stock price moves up or down shortly after an award date is largely irrelevant for purposes of the equity awards.

The exercise price of any option grant and the value of any restricted stock or RSU award are determined by reference to the fair market value of the underlying shares, which the 2010 Plan defines as the closing price of our common stock. The closing price of our common stock is calculated in U.S. dollars based on the closing price of our CDIs traded on the ASX on the date of grant or award. However, because options have been, and will continue to be, granted at fair market value, such options only have cash value to the holder to the extent that the price of our common stock increases during the term of the option. Restricted stock awards and RSUs generally have cash value equal to the current stock price.

All vesting of equity-based incentive awards is subject to continued service to the Company. Certain stock options were granted that allow immediate exercise; any common stock issued upon exercise of those stock options is subject to a lapsing right of repurchase until fully vested. All options have a 10‑year term; the RSUs awarded in 2015 have a five-year life. Additional information regarding accelerated vesting prior to, upon, or following a change in control is discussed below under “Potential Payments upon Termination or Change in Control.”

Severance and Change of Control Benefits

We have entered into employment agreements that require specific payments and benefits to certain executive officers in the event their employment is terminated following a change of control or in the event their employment is terminated without cause or by the executive for good reason. See “Employment Agreements” below.

Other Benefits

In order to attract and retain qualified individuals and pay market levels of compensation, we have historically provided, and will continue to provide, our executives with the following benefits:

•	Health Insurance – We provide each of our executives and their spouses and children the same health, dental, and vision insurance coverage that we make available to our other eligible employees.
•	Life and Disability Insurance – We provide each of our executives with the same life and disability insurance as we make available to our other eligible employees.
•

Pension Benefits – We do not provide pension arrangements or post‑retirement health coverage for our executives or employees. Our executives and other eligible employees may participate in our 401(k) defined contribution plan. We currently provide matching contributions equal to 25 percent of an employee’s deferral amount, to a maximum four percent of the employee’s salary, to the statutory limits.

•	Nonqualified Deferred Compensation – We do not provide any nonqualified defined contribution or other deferred compensation plans to any of our employees.
•

Perquisites – We limit the perquisites that we make available to our executive officers. Our executives are entitled to relocation expenses on their initial hire and other benefits with de minimis value that are not otherwise available to all of our employees.

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Employment Agreements

Regina E. Groves:  In August 2015, we entered into an employment agreement with Ms. Groves to serve as our chief executive officer. Ms. Groves’ offer letter provided for, among other things:  (i) an annual base salary, subject to annual review; (ii) eligibility to participate in the Company’s bonus plan, with half of her 2016 bonus guaranteed, provided employment continued through December 31, 2016; (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date; (iv) reimbursement for monthly expenses of up to $3,000 for commuting and up to $3,000 for housing in San Diego until such time as Ms. Groves relocates from her residence in Minnesota to San Diego, California; (v) moving allowance of $50,000, provided relocation occurs prior to receipt of CE Mark on Fantom (during 2016, the compensation committee extended this timeframe to June 1, 2017); (vi) reimbursement of pre-employment legal fees of up to $7,500; and (vii) four weeks of paid vacation annually. In the event Ms. Groves’ employment is terminated Without Cause or if she resigns for Good Reason (both as defined in the employment agreement), we will pay Ms. Groves severance equal to (i) 12 months of base salary and (ii) continuation in our medical and dental insurance plans for 12 months. The offer letter also provides immediate vesting of all stock options upon a Change in Control (as defined in the employment agreement).

Katrina L. Thompson:  In October 2010, we entered into an employment offer letter with Ms. Thompson to serve as our Chief Financial Officer. Ms. Thompson’s offer letter provides for, among other things:  (i) an annual base salary subject to annual review; (ii) eligibility to participate in the Company’s bonus plan; and, (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date. In the event Ms. Thompson’s employment terminates, any options exercised prior to vesting that have not become vested will be subject to a repurchase right by us at the lesser of cost or fair market value. In addition, in the event Ms. Thompson’s employment is terminated Without Cause or if she resigns for Good Reason (both as defined in the employment offer letter), we will pay Ms. Thompson severance equal to (i) six months of base salary and (ii) continuation in our medical and dental insurance plans for six months.

Jeffrey A. Anderson:  In February 2011, we entered into an employment offer letter with Mr. Anderson, to serve as our Vice President of Clinical and Regulatory Affairs (Mr. Anderson was promoted to Senior Vice President in December 2013). Mr. Anderson’s offer letter provides for, among other things:  (i) an annual base salary subject to annual review; (ii) eligibility to participate in the Company’s bonus plan; and, (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date. In the event Mr. Anderson’s employment terminates, any options exercised prior to vesting that have not become vested will be subject to a repurchase right by us at the lesser of cost or fair market value. In addition, in the event Mr. Anderson’s employment is terminated Without Cause or if he resigns for Good Reason (both as defined in the employment offer letter), we will pay Mr. Anderson severance equal to (i) three months of base salary and (ii) continuation in our medical and dental insurance plans for three months.

Robert K. Schultz, Ph.D.:  In October 2010, we entered into an employment offer letter with Dr. Schultz to serve as our Chief Operating Officer. Dr. Schultz’s offer letter provides for, among other things:  (i) an annual base salary subject to annual review; (ii) eligibility to participate in the Company’s bonus plan; and, (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date. In the event Dr. Schultz’s employment terminates, any options exercised prior to vesting that have not become vested will be subject to a repurchase right by us at the lesser of cost or fair market value. In addition, in the event Dr. Schultz’s employment is terminated Without Cause or if he resigns for Good Reason (both as defined in the employment offer letter), we will pay Dr. Schultz severance equal to (i) six months of base salary and (ii) continuation in our medical and dental insurance plans for six months.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management and, based on such review and discussion, the compensation committee recommended to the Board that it be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors on April 20, 2017:

Gordon E. Nye (Chair)

Brian H. Dovey

Robert B. Thomas

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2016 Summary Compensation Table

The following table presents the compensation provided during 2016 to our principal executive officer, our principal financial officer, and our three other most highly compensated officers who continued serving as executive officers as of December 31, 2016. We refer to these executive officers as our “named executive officers.”

Name & Principal Position	Year	Salary	Bonus	Stock or RSU Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Comp	All Other Comp	Total Compen- sation

Regina E. Groves (2) Chief Executive Officer	2016 2015 2014	$ 395,000 94,952 —	$ — 39,500 —	$ — — —	$ 1,494,900 4,158,300 —	$ 162,740 — —	$75,266 (4) 28,476 (4) —	$ 2,127,906 4,321,228 —

Katrina L. Thompson Chief Financial Officer and Secretary	2016 2015 2014	284,000 283,054 275,185	— 90,000 240,000	— 604,164 —	— 97,850 151,900	87,756 — —	5,380 (5) 5,380 (5) 5,330 (5)	377,136 1,080,448 672,415

Jeffrey A. Anderson SVP, Clinical and Regulatory Affairs	2016 2015 2014	283,000 282,077 273,654	— 85,000 80,000	— 469,640 —	— 72,100 108,500	87,447 — —	5,380 (5) 5,380 (5) 5,330 (5)	375,827 914,197 467,484

Richard M. Kimes (3) SVP, Operations	2016 2015 2014	230,769 — —	— — —	— — —	436,000 — —	85,939 — —	2,308 (6) — —	755,016 — —

Robert K. Schultz, Ph.D. President and Chief Operating Officer	2016 2015 2014	349,000 347,904 337,106	— 100,000 110,000	— 630,432 —	— 144,200 217,000	107,841 — —	2,730 (7) 2,730 (7) 5,330 (7)	459,571 1,225,266 669,436

____________

(1)

Amounts do not reflect compensation received by our named executive officers. Rather, the amounts represent the aggregate grant date fair value of RSU and option awards. RSU values are determined by multiplying the ASX closing market price of our CDIs on the date of award, as converted to shares and U.S. dollars, by the number of units awarded. The fair value of stock options is determined using the Black-Scholes option model; for the assumptions used, see “Note 7 – Stock Based Compensation” of our notes to consolidated financial statements in the Form 10-K for the year ended December 31, 2016, as filed with the SEC.

(2)	Ms. Groves’ employment began September 23, 2015.
(3)	Mr. Kimes’ employment began January 18, 2016.
(4)

Consists of 401(k) matching contributions of $2,650 in 2016; phone allowance of $2,730 in 2016 and $656 in 2015; commuting and housing expense reimbursements of $69,886 in 2016 and $21,677 in 2015; and, legal fee reimbursements of $6,143 in 2015. For additional information regarding the commuting and living expense reimbursement, see “Employment Agreements – Regina E. Groves” above.

(5)	Consists of 401(k) matching contributions of $2,650, $2,650, and $2,600 in 2016, 2015, and 2014, respectively, and a phone allowance of $2,730 in each year.
(6)	Consists of 401(k) matching contributions.
(7)	Consists of 401(k) matching contributions of $2,600 in 2014 and a phone allowance of $2,730 in each year.

2016 Grants of Plan‑Based Awards

The following table describes the grants of plan-based awards made under our 2010 Equity Incentive Plan, as amended, to our named executive officers in 2016.

Name	Award Type	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Award Targets (1)	Option Award: Number of Securities Under-lying Option	Exercise Price of Option Award (4)	Grant Date Fair Value (5) of Option Award

Regina E. Groves Chief Executive Officer	Options Cash Bonus	2/16/16 —	— $ 158,000	330,000 (2) —	$ 8.31 —	$ 1,494,900 —

Katrina L. Thompson Chief Financial Officer and Secretary	Options Cash Bonus	— —	— 85,200	— —	— —	— —

Jeffrey A. Anderson SVP, Clinical and Regulatory Affairs	Options Cash Bonus	— —	— 84,900	— —	— —	— —

Richard M. Kimes SVP, Operations	Options Cash Bonus	1/27/16 —	— 83,436 (3)	100,000 (2) —	7.90 —	436,000 —

Robert K. Schultz, Ph.D. President and Chief Operating Officer	Options Cash Bonus	— —	— 104,700	— —	— —	— —

____________

(1)

The target annual cash bonus awards are granted under our bonus program and are based on pre-established Company performance goals for 2016 for the named executive officers. For a discussion of the program and the achievement of the performance criteria, see our Compensation Discussion and Analysis section above. Actual amounts earned for 2016 bonuses are listed in the Summary Compensation table above.

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(2)	Options vest over four years with 25% vesting on the first anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the subsequent 36-month period.
(3)	Mr. Kimes’ bonus is prorated for 2016 from his January 18, 2016 date of hire to December 31, 2016.
(4)	The exercise price of stock options is set on the grant date and is not less than the ASX closing market price of our CDIs on the date of grant, as converted to shares and U.S. dollars
(5)

The grant date fair value of stock option is determined using the Black-Scholes option model; for the assumptions used, see “Note 7 – Stock Based Compensation” of our notes to consolidated financial statements in the Form 10-K for the year ended December 31, 2016, as filed with the SEC.

Outstanding Equity Awards at December 31, 2016

The following table sets forth outstanding equity awards held by our named executive officers at December 31, 2016.

	Option Awards				Stock Awards
Name	# of Securities Underlying Unexercised Options Exercisable	# of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price (per share)	Option Expiration Date	Number of Shares or RSUs that have not Vested	Market Value (10) of Shares or RSUs that have not Vested

Regina E. Groves Chief Executive Officer	521,875 (5) 330,000 (6)	1,148,125 (5) —	$ 4.65 8.31	9/24/25 2/16/26	— —	$ — —

Katrina L. Thompson Chief Financial Officer and Secretary	71,425 (1) 190,000 (1) 84,500 (1) 25,000 (2) 70,000 (3) 30,875 (1)	— — — — — 16,625 (7)	1.40 11.00 5.80 5.10 3.80 4.00	11/20/18 10/21/20 7/17/22 1/14/23 1/20/24 3/9/25	5,000 (8) 151,800 (9)	39,435 1,197,247

Jeffrey A. Anderson SVP, Clinical and Regulatory Affairs	50,000 (1) 62,500 (1) 35,000 (2) 50,000 (3) 22,750 (1)	— — — — 12,250 (7)	13.70 5.80 5.10 3.80 4.00	3/15/21 7/17/22 1/14/23 1/20/24 3/9/25	118,000 (9)	930,666

Richard M. Kimes SVP, Operations	100,000 (4)	—	7.90	1/27/26	—	—

Robert K. Schultz, Ph.D. President and Chief Operating Officer	130,000 (1) 215,000 (1) 84,500 (1) 25,000 (2) 100,000 (3) 45,500 (1)	— — — — — 24,500 (7)	1.40 11.00 5.80 5.10 3.80 4.00	11/20/18 10/21/20 7/17/22 1/14/23 1/20/24 3/9/25	5,000 (8) 158,400 (9)	39,435 1,249,301

____________

(1)	Options were 100% vested as of December 31, 2016.
(2)	Options vest 25% on January 14, 2014 and in equal monthly installments for a period of 36 months thereafter.
(3)	Options vest 25% on January 20, 2015 and in equal monthly installments for a period of 36 months thereafter.
(4)	Options vest 25% on January 27, 2017 and in equal monthly installments for a period of 36 months thereafter.
(5)	Options vest 25% on September 24, 2016 and in equal monthly installments for a period of 36 months thereafter.
(6)	Options vest 25% on February 16, 2017 and in equal monthly installments for a period of 36 months thereafter.
(7)	Options vest upon $5 million in cumulative revenue from Fantom sales.
(8)	Restricted stock vests on January 14, 2017.
(9)

65% of the RSUs vest upon a listing of the Company’s securities on a U.S. stock exchange and 35% of the RSUs vest upon the later of:  (i) $5 million in cumulative revenue from Fantom sales or (ii) listing of the Company’s securities on a U.S. stock exchange.

(10)	Market value is calculated based on the ASX closing price of our CDIs as of December 31, 2016, as converted to shares and U.S. dollars.

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2016 Option Exercises and Vesting of Restricted Stock

The table below sets forth restricted stock awards that vested during 2016 for each of our named executive officers. During 2016, our named executive officers did not exercise any options and no RSUs vested. The value realized upon vesting of restricted stock awards is calculated by multiplying the number of shares shown as vesting in the table by the ASX closing market price of our common stock on the date of vesting, as converted to shares and U.S. dollars.

Name	Number of Shares Acquired on Vesting	Valued Realized on Vesting

Regina E. Groves, Chief Executive Officer	—	$ —

Katrina L. Thompson, Chief Financial Officer and Secretary	9,125	69,400

Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs	—	—

Richard M. Kimes, SVP, Operations	—	—

Robert K. Schultz, Ph.D., President and Chief Operating Officer	9,125	69,400

Potential Payments upon Termination or Change in Control

The table below describes the potential payments or benefits to our named executive officers under the arrangements discussed above, for various scenarios involving a change of control or termination of employment of each of our named executive officers, assuming a December 31, 2016 termination date. Please see the employment offer letters described in “Employment Agreements” for additional information.

Name	Base Salary	Health Insurance	Stock Option Vesting (2)	Total

Regina E. Groves, CEO Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control Change in Control, without Termination	$ 414,900 414,900 414,900 —	$ — (1) — (1) — (1) —	— — 3,716,480 (3) 3,716,480 (3)	$ 414,900 414,900 4,131,380 3,716,480

Katrina L. Thompson, CFO and Secretary Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	149,150 149,150 —	3,505 3,505 —	— — —	152,655 152,655 —

Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	72,875 72,875 —	4,443 4,443 —	— — —	77,318 77,318 —

Richard M. Kimes, SVP, Operations Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	— — —	— — —	— — —	— — —

Robert K. Schultz, Ph.D., President and COO Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	179,750 179,750 —	7,663 7,663 —	— — —	187,413 187,413 —

____________

(1)

Per her employment agreement, Ms. Groves is entitled to 12 months of continuing medical and dental coverage; however, she currently has elected to waive participation in the Company’s medical and dental benefits.

(2)

Represents the value of shares of common stock subject to options that would accelerate upon a termination of the executive’s employment or a Change in Control. The amount is calculated as the spread value of the options subject to accelerated vesting on December 31, 2016, assuming a price per share of $7.887, calculated on the closing price of REVA’s common stock traded in the form of CDIs on the ASX.

(3)

Per Ms. Groves’ employment agreement, 1,670,000 options granted on September 24, 2015 shall immediately vest upon a Change in Control (as defined in the employment agreement). A total of 1,148,125 options with an exercise price of $4.65 per share remained unvested as of December 31, 2016.

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Non‑Executive Director Compensation

In October 2010, our Board adopted our Independent Director Compensation Policy, pursuant to which non‑executive directors are compensated for their services on our Board. Prior to July 1, 2016, non-executive Directors earned the following fees as annual cash compensation under the policy:

•	a base fee of $35,000 for service during the year;
•	an additional fee of $5,000 to each committee chair for chair service during the year; and,
•	an additional fee of $15,000 to the Board chair for chair service during the year.

Following stockholder approval at our 2016 Annual Meeting, and effective July 1, 2016, our non-executive Directors earn the following fees as annual cash compensation under the policy:

•	a base fee of $40,000 for service during the year;
•

additional fees of $15,000 to the audit committee chair, $10,000 to the compensation committee chair, and $7,500 to the nominating and corporate governance committee chair; all such fees are for chair service during the year;

•

additional fees of $7,500 to each audit committee member (other than the chair), $5,000 to each compensation committee member (other than the chair), and $3,750 to each nominating and corporate governance committee member (other than the chair); all such fees are for member service during the year;

•	an additional annual fee of $25,000 to the Board chair for chair service during the year.

The fees payable pursuant to the Independent Director Compensation Policy are payable quarterly within thirty days of the beginning of each quarter.

In addition, under the Independent Director Compensation Policy, each director may receive an annual equity award, either a grant of options to purchase shares of our common stock or an award of restricted stock units with the Board chair eligible to receive double the annual equity grant; grants and awards are at the discretion of the Board. Any such grant or award will be subject to stockholder approval in accordance with ASX Listing Rules. Any option grants to directors will have an exercise price per share determined at the fair market value on the date of grant. Any options granted during and prior to the year ended December 31, 2013, and any options granted to newly appointed Board members, vest over four years, with 25 percent of the options vesting one year from the date of the grant, and 75 percent of the options vesting in equal monthly installments over the subsequent 36‑month period. In January 2014, our Board revised the vesting policy such that any options granted in 2014 or after will vest in quarterly installments over a 12-month period beginning on the three month anniversary of the grant date. Options exercised prior to vesting, if any, will be subject to a repurchase right by us until fully vested at the lesser of cost or fair market value.

Each director is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending Board meetings and any committee meetings on which he or she serves as a committee member.

The following table presents compensation to our non-executive directors during the year ended December 31, 2016. Employee directors do not receive compensation for their services as directors.

Name	Board Fees Earned or Paid in Cash	Other Cash Payments	Option Awards (1)	RSU Awards (1)	Total

Dr. Ross A. Breckenridge	$39,375	$ —	$52,746	$52,038	$144,159
Brian H. Dovey	47,500	—	52,746	82,600	182,846
R. Scott Huennekens	47,500	—	52,746	52,038	152,284
Anne J. Keating	43,750	—	54,044	55,818	153,612
Gordon E. Nye	46,875	—	52,746	52,038	151,659
Robert B. Stockman	41,250	—	52,746	52,038	146,034
Robert B. Thomas	43,750	—	54,044	55,818	153,612

____________

(1)

Amounts do not reflect compensation received by our directors. Rather, the amounts represent the aggregate grant date fair value of option and RSU awards. The fair value of stock options is determined using the Black-Scholes option model; for the assumptions used, see “Note 7 – Stock Based Compensation” of our notes to consolidated financial statements in the Form 10-K for the year ended December 31, 2016, as filed with the SEC.

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The following table presents the number of stock options granted and RSUs awarded under our 2010 Equity Incentive Plan, as amended, to our non-executive directors in accordance with ASX Listing Rule 10.14 following receipt of stockholder approval at each of our three most recent Annual Meetings. No RSUs were granted in 2014. All grants and awards were for nil consideration. Each option allows a director to purchase one share of our common stock and each RSU entitles a director to one share of our common stock upon vesting.

	Date of Stock Option Grant			Date of RSU Award		Total Equity
Name	May 12, 2014	May 27, 2015	May 25, 2016	May 27, 2015	May 25, 2016	Awards

Dr. Ross A. Breckenridge	—	30,000 (1)	11,800	15,000	6,300	63,100
Brian H. Dovey	15,000	—	11,800	15,000	10,000 (4)	51,800
R. Scott Huennekens	—	30,000 (1)	11,800	15,000	6,300	63,100
Anne J. Keating	15,000	—	11,800	15,000	6,300	48,100
Gordon E. Nye	15,000	—	11,800	35,000 (3)	6,300	68,100
Robert B. Stockman	—	70,000 (2)	11,800	50,000 (2)	6,300	138,100
Robert B. Thomas	15,000	—	11,800	15,000	6,300	48,100

____________

(1)	Initial option grants following appointment to Board.
(2)

Mr. Stockman was an executive board member through September 18, 2015; equity awards through that date were issued as employee awards that continue to vest as long as Mr. Stockman remains in service to the Board.

(3)

Mr. Nye was awarded 20,000 RSUs in addition to the annual non-executive director award as a result of his providing services to the Board in excess of standard Board requirements during the period August 2014 through January 2015.

(4)

As Board chair, Mr. Dovey is entitled to earn an annual cash chair fee of $25,000. The Board determined to award Mr. Dovey an additional 3,700 RSUs, which had a market value of $30,562 on the date of award, in place of the cash chair fee for the period July 1, 2016 to June 30, 2017.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table on the following page presents information about the beneficial ownership of our common stock (as converted and aggregated for any holdings in the form of CHESS Depositary Interests) as of April 30, 2017 by:

•	each stockholder known to beneficially own five percent or more of our stock (“principal stockholders”);
•	each of our directors;
•	each of our named executive officers; and,
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned and the percentage ownership by a person or entity, shares of common stock subject to options, warrants, or other conversions held by that person or entity that are currently exercisable or exercisable within 60 days of April 30, 2017 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person or entity. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each beneficial owner named in the table has sole voting and investment power with respect to the shares set forth opposite such owner’s name, based on information provided to us by such stockholders. Except as otherwise indicated, the address of each stockholder is c/o REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)	Percent of Common Stock (1)

Principal Stockholders:
Senrigan Master Fund (2)	11,972,349	24.6%
Goldman Sachs International (3)	10,128,078	20.8%
Domain Partners (4)	3,698,688	8.6%
Elliott Associates, L.P. (5)	3,227,031	7.5%
Brookside Capital Partners Fund, L.P. (6)	2,965,022	6.9%
Saints Capital Everest, L.P. (7)	2,901,171	6.8%
Stephen Feinberg (8)	2,884,426	6.7%

Directors and Named Executive Officers:
Regina E. Groves (9)	1,239,734	2.8%
Katrina L. Thompson (10)	659,475	1.5%
Jeffrey A. Anderson (11)	261,750	*
Richard M. Kimes (12)	141.500	*
Robert K. Schultz, Ph.D. (13)	957,500	2.2%
Dr. Ross A. Breckenridge (14)	50,873	*
Brian H. Dovey (15)(16)	3,832,988	8.9%
R. Scott Huennekens (14)	48,100	*
Anne Keating (17)(18)	174,888	*
Gordon E. Nye (18)	994,585	2.3%
Robert B. Stockman (19)	3,091,362	7.1%
Robert Thomas (18)(20)	248,100	*

All directors and executive officers as a group (12 persons)	11,700,855	24.8%

____________

*	Indicates beneficial ownership of less than 1% of our shares of common stock
(1)

Number of shares owned as shown both in this table and the accompanying footnotes and percentage ownership is based on 42,851,477 shares of common stock (which is equivalent to 428,514,770 CDIs) outstanding on April 30, 2017.

(2)

Based on information contained in Schedule 13G filed on February 14, 2017, filed by Senrigan Capital Group Limited, a Hong Kong private company (“Senrigan Capital”), Senrigan Capital Management Limited (“SCM”), and Nick Taylor, each with respect to the Company’s common stock (“Shares”). Nick Taylor is the majority owner of SCM. Senrigan Master Fund is an investment vehicle managed by Senrigan Capital. By virtue of this relationship, Senrigan Capital, SCM and Mr. Taylor may be deemed to beneficially own the shares held by Senrigan Master Fund. The business address of the Senrigan Master Fund is Ugland House, Grand Cayman, KY-1104, Cayman Islands. The number of shares of common stock beneficially owned by Senrigan Master Fund includes 5,753,078 shares issuable on conversion of the Notes held by it.

(3)

Based on information contained in Schedule 13G filed on February 16, 2016. Goldman Sachs International is an operating unit of The Goldman Sachs Group, Inc. (“GSG”) and GSG may be deemed to beneficially own the securities held by Goldman Sachs International (together with GSG, the “GS Reporting Units”). The GS Reporting Units disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the GS Reporting Units or their employees have voting or investment discretion or both, or with respect to which there are limits on their voting or investment authority or both and (ii) certain investment entities of which the GS Reporting Units act as the general partner, managing general partner, or other manager, to the extent interests in such entities are held by persons other than the GS Reporting Units. The address of Goldman Sachs International is c/o Goldman Sachs (Asia) L.L.C. 68th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong. The number of shares of common stock beneficially owned by Goldman Sachs International includes 5,753,078 shares issuable on conversion of the Notes held by it.

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(4)

The address of Domain Partners is One Palmer Square, Suite 515, Princeton, NJ 08542. 3,606,002 of the shares of common stock are held directly by Domain Partners V, L.P, 85,186 of the shares are held directly by DP V Associates, L.P., and 7,500 shares are held by Domain Associates LLC.  One Palmer Square Associates V, L.L.C. is the general partner of Domain Partners V, L.P. and DP V Associates L.P. The managing members of One Palmer Square Associates V, L.L.C. share voting and dispositive power with respect to the shares. The managing members of One Palmer Square Associates V, L.L.C. consist of James C. Blair, Brian H. Dovey, and Jesse I. Treu. Each of these individuals disclaims beneficial ownership except to the extent of their respective pecuniary interest therein.

(5)

The address of Elliott Associates, L.P. is 40 West 57th Street, 30th Floor, New York, NY 10019. Elliott Associates, L.P. has voting and dispositive power with respect to the shares. The general partners of Elliott Associates, L.P. are Paul E. Singer (“Singer”), Elliott Capital Advisors, L.P., a Delaware limited partnership (“Capital Advisors”), which is controlled by Singer, and Elliott Special GP, LLC, a Delaware limited liability company (“Special GP”), which is controlled by Singer.

(6)

The address of Brookside Capital Partners Fund, L.P. is John Hancock Tower, 200 Clarendon St., Boston, MA 02116. 2,783,204 of the shares are held directly by Brookside Capital Partners Fund, LP and 181,818 of the shares are held by Brookside Capital Trading Fund L.P.

(7)

The address of Saints Capital Everest, L.P. is 2020 Union Street, San Francisco, CA 94123. Saints Capital Everest, LLC is the general partner of Saints Capital Everest, L.P. and has voting and dispositive power with respect to the shares. The managing members of Saints Capital Everest, LLC consist of Scott Halsted, Ken Sawyer, and David Quinlivan. Each of these individuals disclaims beneficial ownership except to the extent of their respective pecuniary interest therein.

(8)

The address for Stephen Feinberg is c/o Cerberus Capital Management, L.P., 875 Third Avenue, New York, NY 10022. Cerberus America Series Two Holdings, LLC holds 27,232 of the shares, Cerberus International, Ltd. holds 1,036,056 shares, Cerberus Partners, L.P. holds 436,491 shares, Cerberus Series Four Holdings, LLC holds 1,089,068 shares, and Gabriel Assets, LLC holds 295,579 shares (collectively, we refer to these five entities holding our securities as the “Cerberus Entities”). Stephen Feinberg, through one or more entities, possesses the sole power to vote and direct the disposition of all securities of REVA held by the Cerberus Entities.

(9)	Includes options to purchase 1,236,125 shares that are immediately exercisable.
(10)	Includes options to purchase 524,400 shares that are immediately exercisable.
(11)	Includes options to purchase 261,250 shares that are immediately exercisable.
(12)	Includes options to purchase 141,000 shares that are immediately exercisable.
(13)	Includes 5,000 shares held by the Schultz Family Trust. Also includes options to purchase 641,000 shares that are immediately exercisable.
(14)	Includes 6,300 RSUs and options to purchase 26,800 shares that are either immediately exercisable or vest within 60 days of April 30, 2017.
(15)

Includes 3,606,002 shares of common stock held by Domain Partners V, L.P., 85,186 shares of common stock held by DP V Associates, L.P., and 7,500 shares held by Domain Associates LLC. One Palmer Square Associates V, L.L.C. is the general partner of Domain Partners V, L.P. and DP V. Associates L.P. and has voting and dispositive power with respect to the shares. The managing members of One Palmer Square Associates V, L.L.C. consist of James C. Blair, Brian H. Dovey, and Jesse I. Treu. Mr. Dovey disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(16)	Includes 10,000 RSUs and options to purchase 116,800 shares that are either immediately exercisable or vest within 60 days of April 30, 2017.
(17)

Includes 36,788 shares held by Stratford Gem Pty Ltd., as trustee for the Anne Keating Super Fund. Ms. Keating is the beneficial owner and has voting and dispositive power with respect to these shares.

(18)	Includes 6,300 RSUs and options to purchase 116,800 shares that are either immediately exercisable or vest within 60 days of April 30, 2017.
(19)

Includes 1,347,070 shares of common stock held by Kenneth Rainin Administrative Trust U/D/T Dated 3/26/1990 and 227,718 shares held by Mr. Stockman’s spouse Lisa Stockman. Mr. Stockman, along with Jennifer Rainin, are co-trustees of the Kenneth Rainin Administrative Trust U/D/T Dated 3/26/1990 and have voting and dispositive power with respect to these shares. Mr. Stockman disclaims beneficial ownership except to the extent of his pecuniary interest therein. Includes 268,235 shares of common stock held by Group Outcome Investors I, LLC. Includes 6,300 RSUs and options to purchase 946,100 shares that are either immediately exercisable or vest within 60 days of April 30, 2017.

(20)	Includes 110,000 shares held by the Robert Thomas Superannuation Fund. Mr. Thomas is the beneficial owner and has voting and dispositive power with respect to these shares.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of our Company. Officers, directors, and greater than ten percent beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon information furnished to us and contained in reports filed with the SEC, as well as any written representations that no other reports were required, we believe that all required reports were timely filed during 2016, except for Senrigan Master Fund which inadvertently failed to file a Form 4 for two transactions that were subsequently reported on a Form 5.

RELATED PARTY TRANSACTIONS

Policy for Approval of Related Party Transactions

Pursuant to the written charter of our audit committee, the audit committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, our directors, beneficial owners of more than five percent of our securities, immediate family members of the foregoing persons, and any other persons whom our Board determines may be considered related parties, has or will have a direct or indirect material interest. If advanced approval is not feasible, the audit committee has the authority to ratify a related party transaction at the next audit committee meeting. For purposes of our audit committee charter, a material interest is deemed to be any consideration received by such a party in excess of $120,000 per year.

In reviewing and approving such transactions, the audit committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the Chair of the audit committee in respect of any transaction in which the expected amount is less than $250,000. No related party transaction may be entered into prior to the completion of these procedures.

The audit committee or its Chair, as the case may be, shall approve only those related party transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the Chair determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the material terms of the transaction, the nature of the related party’s interest in the transaction, the significance of the transaction to the related party and the nature of our relationship with the related party, the significance of the transaction to us, and whether the transaction would be likely to impair (or create an appearance of impairing) the judgment of a director or executive officer to act in our best interest. No member of the audit committee may participate in any review, consideration, or approval of any related party transaction with respect to which the member or any of his or her immediate family members is the related party, except that such member of the audit committee will be required to provide all material information concerning the related party transaction to the audit committee.

Certain transactions with related parties will be subject to stockholder approval in accordance with ASX Listing Rules, including but not limited to, any issuances of securities to related parties.

Related Person Transactions

During our fiscal year ended December 31, 2016, there were no transactions, or currently proposed transactions, in which we were or are to be a participant involving an amount exceeding $120,000, and in which any related person had or will have a direct or indirect material interest, other than the compensation arrangements with directors and executive officers, which are described under the “Executive Compensation” section, and transactions under that certain Convertible Note Deed dated September 25, 2014, as amended, which has been approved by our stockholders in accordance with ASX Listing Rules.

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ADDITIONAL INFORMATION

Stockholder Proposals for 2018 Annual Meeting

Stockholders interested in submitting a proposal for consideration at our 2018 Annual Meeting must do so by sending such proposal to our Corporate Secretary at REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2018 Annual Meeting is January 15, 2018 (U.S. Pacific Time). Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2018 Annual Meeting, any such stockholder proposal must be received by our Corporate Secretary on or before December 30, 2017 (U.S. Pacific Time), and comply with the procedures and requirements set forth in Rule 14a‑8 under the Securities Exchange Act of 1934, as well as the applicable requirements of our amended and restated bylaws. Any stockholder proposal received after December 30, 2017 (U.S. Pacific Time) will be considered untimely, and will not be included in our proxy materials. In addition, stockholders interested in submitting a proposal outside of Rule 14a‑8 must properly submit such a proposal in accordance with our amended and restated bylaws.

Our amended and restated bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our Corporate Secretary must be received at our principal executive offices not less than 90 days no more than 120 days prior to the anniversary date of the preceding year’s Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2018 Annual Meeting, such a proposal must be received by the Company on or after January 31, 2018 (U.S. Pacific Time) but no later than March 3, 2018 (U.S. Pacific Time). If the date of the 2018 Annual Meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the 2017 Annual Meeting, notice must be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made.

Householding of Annual Meeting Materials

We have adopted “householding,” a procedure approved by the SEC under which our stockholders who share an address will receive a single copy of the Annual Report and Proxy Statement, or a single notice addressed to those stockholders. This procedure reduces printing costs and mailing fees, while also reducing the environmental impact of the distribution. If you reside at the same address as another stockholder and wish to receive a separate copy of the applicable materials, you may do so by making a written or oral request to:  REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A. Attention:  Investor Relations; by calling, (858) 966-3045; or, by e-mailing to IR@revamedical.com. Upon your request, we will promptly deliver a separate copy to you. The Proxy Statement and our Annual Report are also available at www.envisionreports.com/RVA.

OTHER BUSINESS

The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By order of the Board of Directors,

/s/  Katrina L. Thompson

Katrina L. Thompson

Chief Financial Officer and Secretary

All of our filings made with the ASX and SEC, including Forms 10‑K, 10‑Q, and 8‑K are available on our website free of charge. These materials can be found in the “Investors” section of our website at www.revamedical.com under “ASX Announcements” and “SEC Filings”. Copies of our Annual Report for the fiscal year ended December 31, 2015, including financial statements, filed with the SEC and ASX, are also available without charge to stockholders upon written request addressed to:

Corporate Secretary

REVA Medical, Inc.

5751 Copley Drive

San Diego, California  92111  U.S.A.

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Annex A

Execution Version

DATED	22 April 2017

(1) REVA MEDICAL, INC.

- and -

(2) Each person set out in schedule 1 AND SCHEDULE 2

CONVERTIBLE NOTE DEED

WEST\275931237.13

A-i

WEST\275931237.13

This Deed is made on     22 April 2017.

1.	BETWEEN:
(1)	REVA MEDICAL, INC. of 5751 Copley Dr., San Diego, California 92111, United States of America (Company); and
(2)	EACH PERSON SET OUT IN SCHEDULE 1 AND SCHEDULE 2 (each, a Noteholder and together, the Noteholders)

BACKGROUND:

A	The Company wishes to issue the Notes and the Options up to the Total Commitment on the terms and conditions of this Deed.
B	The Noteholders wish to subscribe for the Notes and the Options in accordance with the terms of this Deed.

1.IT IS AGREED:

1.	Subscription for, and issue of, Notes and Options

Note Terms

1.1	Each Note will:
1.1.1	have an issue price of US$100,000 and a face value of US$100,000 (Face Value);
1.1.2	be fully paid on issue;
1.1.3	entitle the Noteholder subscribing for it to receive 4,500 Options pursuant to clauses 1.3 and 1.7;
1.1.4	on issue, be able to be redeemed by the Company or a Noteholder in accordance with clause 6;
1.1.5	on issue, be able to be Converted in the manner and at the time provided by clause 6 into the number of Shares (represented by CDIs) determined in accordance with that clause; and
1.1.6	be issued under the Prospectus on the terms and conditions of this Deed.

Initial Subscription Date

1.2

The Company agrees to create and, subject to receipt of a Note and Option Application Form from each Noteholder and the Initial Conditions Precedent, issue to each Noteholder on the Initial Subscription Date Notes in their respective Initial Note Allocation and for an aggregate total amount equal to their Initial Commitment on the terms and conditions of this Deed.

1.3	The Company agrees, subject to the terms and conditions of this Deed and in consideration for their subscription for the Initial Note Allocation of Notes and, subject to receipt of a Note

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and Option Application Form from each Noteholder, to issue to each Noteholder on the Initial Subscription Date the Options in their respective Initial Option Allocation.

Subsequent Subscription Date

1.4

Following the Initial Subscription Date, and subject to receipt of Securityholder Approval, the Company may create and, subject to receipt of a Note and Option Application Form from each applicable Noteholder and the Subsequent Conditions Precedent, issue additional Notes and Options on the Subsequent Subscription Date to one or more Noteholders subscribing for Notes at the Initial Subscription Date as set out in Schedule 2 or other investors as may be approved by the Company (Additional Noteholders) (together, Second Tranche Noteholders).

1.5

Following the date of this Deed, each Additional Noteholder shall execute and deliver to the Company an Instrument of Adherence in substantially the form attached hereto in Schedule 9 subscribing for Notes at the Subsequent Subscription Date pursuant to the Note and Option Application Form attached thereto. With effect from the date of acceptance by the Company of such Instrument of Adherence, the Additional Noteholder shall assume the same obligations and become entitled to the same rights, as if it had been an original party to this Deed as a Noteholder. For clarity, in no event may the Company accept an Instrument of Adherence if the subscription amount indicated therein would result in the Company issuing Notes in excess of the Total Commitment. Schedule 2 to this Deed shall be updated to reflect Additional Noteholders and the Subsequent Note Allocation and Subsequent Option Allocation for each Noteholder subscribing for Notes on the Subsequent Subscription Date, without any consent or further action required on the part of the Noteholders, provided, however, that no Noteholder may be removed from Schedule 2 or have its Subsequent Note Allocation and Subsequent Option Allocation reduced without the prior written consent of such Noteholder and the Company, provided further, that a Noteholder may have its Subsequent Note Allocation and Subsequent Option Allocation reduced without prior written consent of the Company in the event that such Noteholder transfers all or a portion of such commitment in writing to a third party that agrees to assume its obligations pursuant to clause 23.

1.6

On the Subsequent Subscription Date and subject to the Company obtaining Securityholder Approval, the Company shall create and, subject to receipt of a Note and Option Application Form from each Second Tranche Noteholder and the Subsequent Conditions Precedent, issue to each Second Tranche Noteholder the Notes in their respective Subsequent Note Allocation and for an aggregate total amount equal to the Subsequent Commitment on the terms and conditions of this Deed provided that the total Face Value of all Notes issued under this deed shall not at any time exceed the Total Commitment.

1.7

On the Subsequent Subscription Date, the Company shall, subject to the terms and conditions of this Deed and in consideration for their subscription for the Subsequent Note Allocation Notes and subject to receipt of a Note and Option Application Form from each applicable Second Tranche Noteholder, issue to each Second Tranche Noteholder on the Subsequent Subscription Date the Options in their respective Subsequent Option Allocation.

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Prospectus

1.8

No later than two Business Days following the date of this Deed, the Company will lodge the Prospectus with ASIC and release the Prospectus to ASX. The Company shall ensure that the Prospectus accurately reflects and is consistent in all material terms with the terms of this Deed.

1.9	The Company will issue the Prospectus and a Note and Option Application Form to each Noteholder and Second Tranche Noteholder.
1.10

Prior to the Initial Subscription Date, each Noteholder listed on Schedule 1 shall deliver to the Company a completed Note and Option Application Form, setting forth its aggregate Commitment and applying for its Initial Note Allocation and Initial Option Allocation under the Prospectus.

1.11

Prior to the Subsequent Subscription Date, each Second Tranche Noteholder shall deliver to the Company a completed Note and Option Application Form, setting forth its aggregate Subsequent Commitment and applying for its Subsequent Note Allocation and Subsequent Option Allocation under the Prospectus.

Meeting of Securityholders

1.12	For the purpose of obtaining Securityholder Approval, the Company must, following the Initial Subscription Date:
1.12.1

prepare draft documents convening a general meeting for Securityholders to consider the resolutions contemplated by the Securityholder Approval and containing a unanimous recommendation from the directors of the Company that Securityholders vote in favour of the matters required to be approved under the Securityholder Approval;

1.12.2

give the Noteholders a reasonable opportunity to comment on the form of the documents convening the general meeting (to the extent such comments are relevant to the approval contemplated by the Securityholder Approval); and

1.12.3

convene a general meeting of the Securityholders of the Company on or before 10 June 2017 (by way of a notice of meeting taking into account all reasonable comments of the Noteholders given pursuant to clause 1.12.2) to consider the resolutions contemplated by the Securityholder Approval.

Agreement to subscribe

1.13

Subject to the Conditions Precedent, or in the case of the Subsequent Note Allocation and Subsequent Option Allocation, the Subsequent Conditions Precedent, each Noteholder agrees to subscribe under the Prospectus on each Subscription Date for its Note Allocation of Notes and its Option Allocation of Options on the terms and conditions set out in this Deed.

Initial Conditions Precedent

1.14	The obligation of each Noteholder at the Initial Subscription Date to subscribe for its applicable Initial Note Allocation of Notes and Initial Option Allocation of Options and to

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pay the Subscription Amount in relation to the Notes the subject of its Initial Commitment is subject to:
1.14.1	receipt of all Government Agency approvals which are required to be obtained in respect of the transactions contemplated by the Transaction Documents in connection with the Initial Subscription Date
1.14.2	no Material Adverse Effect, Event of Default or Potential Event of Default occurring on or before the Initial Subscription Date;
1.14.3

receipt by each Noteholder of a copy of a legal opinion from the Company's legal advisor in the United States of America regarding the Company’s valid existence and good standing, its corporate power and authority to enter into the Transaction Documents (and it having taken all necessary corporate action to do so), its due execution of the Transaction Documents, the enforceability and legal, valid and binding nature of, the Notes, the Options and the Transaction Documents, including, without limitation, compliance with the Company's bylaws and certificate of incorporation and the Delaware General Corporation Law, no breach of or default under any material contracts to which the Company is a party, no violation of any court order or applicable law or statute and no required authorisation, approval or other action by any United States federal or Delaware or New York governmental authority or regulatory body (except as specified therein) in issuing the Notes and Options or otherwise performing its obligations under the Transaction Documents, its not being an “investment company”, and that no registration is required to be made under the Securities Act in relation to the offer, sale, issuance, conversion or exercise of the Notes, the Options or on any Shares or CDIs issued on conversion or exercise of the Notes and Options (which Shares or CDIs have been duly authorised, are not subject to any pre-emptive rights and, when issued, will be validly issued, fully paid and non-assessable), which opinion must be satisfactory to a Majority of Noteholders (acting reasonably) and which may be relied upon by all of the Noteholders;

1.14.4

receipt by each Noteholder of a copy of a legal opinion from the Company's legal advisor in Australia confirming that the issue of the Notes and Options pursuant to the Prospectus will be in compliance with the ASX Listing Rules and the Corporations Act (to the extent applicable) and will enable any CDIs issued to a Noteholder on conversion of the Notes or exercise of the Options to be freely tradable under Australian law on ASX, which opinion must be satisfactory to a Majority of Noteholders (acting reasonably) and which may be relied upon by all of the Noteholders;

1.14.5	confirmation in writing from Clifford Chance, counsel to the Noteholders that the Prospectus is in agreed form;
1.14.6	evidence of the appointment (and acceptance of such appointment) of an agent for service of process in accordance with clause 29.18;
1.14.7

receipt by Noteholders of a certificate signed by an officer or director of the Company confirming that the representations and warranties of the Company contained in clause 12.2 are true in all material respects as of the Initial Subscription Date with the same effect as though such representations and warranties had been made on the Initial Subscription Date; provided, however, that the representations and warranties of the

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Company that are otherwise qualified by materiality shall be true and correct in all respects;
1.14.8

receipt by the Company of an executed waiver for the transactions contemplated by this Deed, including the issuance of the Notes and Options, from the holders of at least 66 2/3% of the notes issued pursuant to the 2014 Note Deed in the agreed form;

1.14.9	a copy of each Transaction Document (other than the Subordination Agreement, if any) duly executed by all parties to them; and
1.14.10	evidence that the repurchase by the Company of the Repurchase Shares pursuant to the Repurchase Agreement will complete on the Initial Subscription Date,

2.in each case in form and substance satisfactory to all Noteholders (acting reasonably) (each an Initial Condition Precedent and together the Initial Conditions Precedent).

3.Subsequent Conditions Precedent

1.15

In addition to the foregoing, the obligation of each Second Tranche Noteholder at the Subsequent Subscription Date to subscribe for its Subsequent Note Allocation of Notes and Subsequent Option Allocation of Options and to pay applicable Subscription Amount in relation to the Notes the subject of its Initial Commitment or Subsequent Commitment, as applicable, is subject to:

1.15.1	the Initial Subscription Date having occurred;
1.15.2

receipt of the Securityholder Approval and all Government Agency approvals which are required to be obtained in respect of the transactions contemplated by the Transaction Documents (other than the Subordination Agreement, if any), including, without limitation, ASX confirming that the Company's notice of meeting seeking Securityholder approval for the grant of the Notes and the Options pursuant to ASX Listing Rule 7.1 is not contrary to the ASX Listing Rules;

1.15.3	no Material Adverse Effect, Event of Default or Potential Event of Default occurring on or before the Subsequent Subscription Date;
1.15.4

receipt by Noteholders of a certificate signed by an officer or director of the Company confirming that the representations and warranties of the Company contained in clause 12.2 are true in all material respects as of the Subsequent Subscription Date with the same effect as though such representations and warranties had been made on the Subsequent Subscription Date , except for those representations and warranties which address matters only as of a particular date (which will remain true and correct in all material respects as of such date); provided, however, that the representations and warranties of the Company that are otherwise qualified by materiality shall be true and correct in all respects, in each case in from and substance satisfactory to all Second Tranche Noteholders (acting reasonably) (each a Subsequent Condition Precedent and together the Subsequent Conditions Precedent) (the Initial Conditions Precedent together with the Subsequent Conditions Precedent each a Condition Precedent and together the Conditions Precedent).

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Satisfaction or waiver of Conditions Precedent

1.16

The Company must use its best efforts to satisfy the Initial Conditions Precedent by the earlier of the Initial Subscription Date and 30 April 2017 (or such later date as is agreed by all Noteholders and the Company) (Sunset Date).

1.17

The Company must use its best efforts to satisfy the Subsequent Conditions Precedent as soon as is reasonably practicable after the Subscription Date and to any event by 30 June 2017 (or such later date as is agreed by all Noteholders and the Company) (Sunset Date 2).

1.18	Each party must promptly notify the other parties in writing if it becomes aware that a Condition Precedent is:
1.18.1	satisfied; or
1.18.2	incapable of being satisfied by the applicable date set out in clause 1.16 or 1.17.
1.19

The Conditions Precedent in clauses 1.14.2, 1.14.3, 1.14.4, 1.14.5, 1.14.6, 1.14.7, 1.14.9, 1.15.3 and 1.15.4 are for the benefit of the Noteholders only (and may be waived by agreement of all Noteholders). The Conditions Precedent in clauses 1.14.1, 1.14.8, 1.14.10, 1.15.1 and 1.15.2 are for the benefit of the Company and the Noteholders (and can only be waived by the Company and all Noteholders).

1.20	If:
1.20.1	a party has given a notice that a Condition Precedent is incapable of being satisfied by the date required by clause 1.16 and/or 1.17 as applicable; or
1.20.2	the Conditions Precedent are not satisfied by 5.00pm (Sydney time) on the date required by clause 1.16 and/or 1.17 as applicable,

4.any party may terminate this Deed (but only with respect to their obligations on the applicable Subscription Date and other than clauses 15, 16, 17, 24, 26, 28 and 29) by providing five Business Days prior notice in writing to the other parties.

1.21

Upon satisfaction or waiver of all of the Conditions Precedent to each of the Initial Subscription Date and Subsequent Subscription Date, each Noteholder must promptly, and in any event within two Business Days, send the Company a notice stating that:

1.21.1	all of the Conditions Precedent have been satisfied or waived; and
1.21.2	it will subscribe for its relevant Note Allocation and Option Allocation under the Prospectus on the terms and conditions of this Deed.

Subscription

1.22	On each applicable Subscription Date and subject to the satisfaction or waiver of the Conditions Precedent, each Noteholder will provide the Company with:

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1.22.1	a copy of its completed Note and Option Application Form, applying for its Note Allocation and Option Allocation under the Prospectus; and
1.22.2

its relevant Subscription Amount in Immediately Available Funds, provided that, in the case of Medtronic, the price to be paid by the Company to that Noteholder under the Repurchase Agreement for the transfer of those Repurchase Shares will be offset against the equivalent amount of the Subscription Amount to be paid by that Noteholder, with any balance paid in cash, as required by the Prospectus (to be held on trust pursuant to section 722 of the Corporations Act).

1.23	Subject to the terms of this Deed, the Company must immediately on each applicable Subscription Date:
1.23.1	allot and issue the applicable Notes and Options the subject of clause 1.22.1 to each Noteholder in accordance with the Prospectus and this Deed;
1.23.2	register the Noteholders as the holders of the applicable Notes and Options in the Registers described in clause 4; and
1.23.3	give to each Noteholder subscribing for Notes at such Subscription Date the Certificates required by clause 3.

Interdependence

1.24

The respective obligations of the Noteholders and the Company under clauses 1.22 and 1.23 are interdependent and all actions required to be performed on the applicable Subscription Date will be taken to have occurred simultaneously on such Subscription Date.

2.	Form of notes

Form

2.1

The Notes are direct, unsubordinated, unconditional and unsecured obligations of the Company in certificated form, and, subject to clause 2.2 below, will at all times rank pari passu in right of payment with all other existing and future unsecured and unsubordinated senior obligations of the Company (other than unsecured obligations preferred by mandatory provisions of law) and senior in right of payment to all existing and future subordinated obligations of the Company.

Subordination of 2014 Notes

2.2

The notes issued pursuant to the 2014 Note Deed will be subordinated to the Notes issued in this Deed in the manner set forth in clause 5 of the Second Amendment and, if applicable, a Subordination Agreement which may or may not be agreed after the date of this Deed and the form of which must be approved by all Noteholders (acting in their absolute and unfettered discretion).

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3.	Certificates
3.1	The Company must issue to each Noteholder and Optionholder (as applicable) on the applicable Subscription Date:
3.1.1	a Note Certificate for their Note Allocation; and
3.1.2	an Option Certificate for their Option Allocation.
3.2	The terms on which:
3.2.1	the Notes are to be issued (as set out in this Deed) are deemed to be included or endorsed on each Note Certificate; and
3.2.2	the Options are to be issued (as set out in Schedule 2) are deemed to be included or endorsed on each Option Certificate.
3.3	The Company must enter details of the issue of each Option and/or Note and each Noteholder and/or Optionholder (as relevant) in the Registers on the Subscription Date.
3.4

All Notes in respect of which an entry has been made in the Note Register in accordance with this Deed and all Options in respect of which an entry has been made in the Option Register will, as between:

3.4.1	the Noteholder and/or Optionholder and the Company; and
3.4.2	the Noteholder and/or Optionholder and any liquidator of the Company,

5.be deemed to have been validly issued under this Deed.

Replacement of Certificates

3.5

If a Certificate becomes worn out or defaced, then on production and delivery of the Certificate to the Company, together with any other evidence as the Company may reasonably require, the Company, subject to this Deed, will cancel the same and issue a new Certificate in its place.

3.6

Subject to this Deed, if a Certificate is lost or destroyed, the Company will issue a duplicate Certificate in its place on application in writing by the Noteholder or Optionholder (as applicable) accompanied by:

3.6.1

a statutory declaration or any other evidence as the Company may reasonably require that the Certificate has been lost or destroyed and has not been pledged, mortgaged, charged, sold or otherwise disposed of and, if lost, that proper searches for the same have been made; and

3.6.2	an undertaking in writing that if it is found or received by the Noteholder or Optionholder (as applicable), it will be returned to the Company,

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all of which will be at the expense of the Noteholder or Optionholder (as applicable) making the application.

4.	Registers

Note Register

4.1	The Company will establish and maintain a register to hold the following information in respect of each Note issued by it under this Deed:
4.1.1	its issue date, currency and Face Value;
4.1.2	the name and address of the Noteholder;
4.1.3	the number of each Note Certificate;
4.1.4	details of any assignment or transfer of the Note;
4.1.5	the account or address details of the Noteholder who has the right to receive the redemption proceeds in respect of the Note; and
4.1.6	the date of redemption or Conversion of the Note,

6.and any other information which the Company considers necessary or desirable in connection with a Note.

4.2	Each entry in the Note Register in respect of a Note constitutes:
4.2.1	an acknowledgment to the relevant Noteholder by the Company of the indebtedness of the Company to the Noteholder under the Note; and
4.2.2	an undertaking by the Company to make all payments to the relevant Noteholder in relation to the Notes in accordance with the terms of this Deed.

Option Register

4.3	The Company will establish and maintain a register to hold the following information in respect of each Option issued by it under this Deed:
4.3.1	its issue date, expiry date and Exercise Price;
4.3.2	the name and address of the holder of the Option; and
4.3.3	details of any assignment or transfer of that Option,

7.and any other information which the Company considers necessary or desirable in connection with an Option.

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General

4.4

Entries in the Register in relation to a Note or Option constitute conclusive evidence that the person so entered is the absolute owner of the Note or Option, subject to correction for fraud or error. Except as required or permitted by law, the Company must treat the person entered on the Register as the absolute owner of that Note or Option (as applicable).

4.5	A Noteholder or Optionholder may inspect the relevant Register during normal business hours in the place where the relevant Register is kept with prior reasonable notice to the Company.
4.6	If requested by a Noteholder or Optionholder, the Company will promptly provide to that Noteholder or Optionholder a certified extract of the particulars entered in the relevant Register.
4.7

If a Noteholder or Optionholder notifies the Company of any change in the Noteholder's or Optionholder's details as recorded in the relevant Register, the Company must promptly update the relevant Register.

4.8	If the Company becomes aware of any error, omission, defect or mis-description in a Register, the Company must promptly rectify that Register.
5.	Purpose
5.1	The Company may only apply monies received by it from the subscription for Notes and Options under this Deed towards:
5.1.1	operational and capital expenditure;
5.1.2	working capital;
5.1.3	redemption of the Notes and repurchase of the Repurchase Shares at a price per Share of US$7.212 outstanding as of the date of this Deed from Medtronic, Inc. pursuant to the Repurchase Agreement; and
5.1.4	expenses associated with preparing this Deed and consummating the transactions contemplated by this Deed.
6.	Redemption and Conversion

Mandatory redemption

6.1	The Company must notify the Noteholder of the occurrence of an Event of Default as soon as reasonably practicable (and in any event within five Business Days of such occurrence).
6.2	On the earlier of:
6.2.1	one Business Day after an Acceleration Event; and
6.2.2	the Maturity Date,

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8.and provided that a Note has not otherwise been Converted in accordance with clauses 6.10 to 6.13 (inclusive) or redeemed in accordance with clause 6.3 or clause 6.4 the Company must, in respect of all of the Notes then on issue, redeem such Notes for the Redemption Amount, which will become immediately due and payable, and pay the relevant Redemption Amount to the relevant Noteholder on the date of that redemption and the Notes so redeemed will be cancelled and incapable of being Converted.

Noteholders’ optional redemption

6.3

At any time on or prior to the date that is 30 calendar days prior to the date which is 30 months from the Initial Subscription Date, a Noteholder (including in relation to any Note issued on the Subsequent Subscription Date) may give the Company an irrevocable notice in writing electing to redeem all or some of the Notes held by the Noteholder for the Redemption Amount (Optional Redemption Notice). Upon receipt by the Company of such Optional Redemption Notice, and provided that a Note has not otherwise been Converted in accordance with clauses 6.10 to 6.13 (inclusive) or been redeemed or cancelled, the Company must, in respect of such Notes, redeem such Notes for the Redemption Amount, which will become immediately due and payable on the date 30 months from the Initial Subscription Date (Optional Redemption Date), and pay the relevant Redemption Amount to the Noteholder on the date 30 months from the Initial Subscription Date and the Notes so redeemed will be cancelled and incapable of being Converted.  In the event that the Company is unable to satisfy its obligation under this clause 6.3, in addition to any other remedies provided under this Deed, the Noteholders shall have the additional rights set forth in clause 10.6 below.

Change of Control Event

6.4

Following the occurrence of a Change of Control Event, each Noteholder may (within the period of 5 Business Days following a Change of Control Event) give the Company an irrevocable notice in writing electing that the Company redeem all or any part of their Notes (Change of Control Redemption Notice) for the greater of the Redemption Amount and the Cash Settlement Amount (Change of Control Redemption Amount). Upon receipt by the Company of such Change of Control Redemption Notice, and provided that a Note has not otherwise been Converted in accordance with clauses 6.10 to 6.13 (inclusive) or been redeemed or cancelled, the Company must, in respect of such Notes, redeem such Notes for and pay the Change of Control Redemption Amount on the day falling 8 Business Days after the Change of Control Event and the Notes so redeemed will be cancelled and incapable of being Converted.

Illegality

6.5

If it becomes unlawful (or impossible as a result of a change in law or regulation) in any jurisdiction for a Noteholder to perform any of its obligations as contemplated by this deed or to fund, issue or maintain its participation in any Note:

6.5.1	that Noteholder shall promptly notify the Company upon becoming aware of that event;
6.5.2	upon the Noteholder notifying the Company (Illegality Notification), any commitment of that Noteholder to subscribe for Notes or Options not already issued will be immediately cancelled.

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6.5.3

the Company must, provided that a Note has not otherwise been Converted in accordance with clauses 6.10 to 6.13 (inclusive) or been redeemed or cancelled, in respect of such Notes, redeem such Notes for the Redemption Amount, which will become immediately due and payable on the date falling 90 days after such Illegality Notification or such earlier date as is necessary for the relevant Noteholder to comply with all applicable laws, and the Notes so redeemed will be cancelled and incapable of being Converted.

Right to require dissemination of information

6.6

During the Conversion Period, the Company must give to ASX (or such other Alternative Stock Exchange as applicable) all non-public information regarding the results of the Group’s clinical trials that has been made known to any Noteholder, and that a reasonable person would expect to have a material effect on the price or value of Shares or CDIs (so as to enable Noteholders to freely Convert Notes, exercise Options or trade in Shares, CDIs, Notes or Options):

6.6.1

within 5 Business Days of a request from a Noteholder at any time between the announcement or public proposal of a potential or proposed Change of Control Event and the completion of that Change of Control Event (unless there is an announcement that the Change of Control Event will not proceed); or

6.6.2

otherwise no less than twice a year at or within 2 Business Days of each of the EuroPCR cardiology conference and the Transcatheter Cardiovascular Therapeutics conference or such other conferences or events as agreed by the Company with the Majority of Noteholders.

6.7

During the Conversion Period, within 5 Business Days of a request from a Noteholder, the Company must give to ASX (or such other Alternative Stock Exchange as applicable) all non-public information regarding the Company that has been made known to any Noteholder (other than any information regarding the results of the Group’s clinical trials), and that a reasonable person would expect to have a material effect on the price or value of Shares or CDIs (so as to enable Noteholders to freely Convert Notes or trade in Shares or CDIs), provided, however, that no disclosure shall be required pursuant to this clause 6.7 if such disclosure:

6.7.1	would be in violation of applicable laws; or
6.7.2

relates to discussions between Company and a Noteholder regarding a potential transaction or other business relationship provided that the Company is not otherwise required to make sure disclosure pursuant to the ASX Listing Rules (including but not limited to continuous disclosure obligations or equivalent in relation to any other Alternative Stock Exchange (as applicable)). In the event of a disagreement between the Company and a Noteholder as to whether such disclosure is required pursuant to the ASX Listing Rules or any other Alternative Stock Exchange, the opinion of the Noteholder shall prevail.

6.8

At any time while any division or department of any Noteholder is in possession of any non-public information provided by the Company (in accordance with clause 14.1.9 or otherwise) and prior to the market update to ASX (or such other Alternative Stock Exchange as applicable) under clause 6.6 (as applicable), such division or department may not transfer,

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sell, purchase or otherwise trade in any Notes or Options or any Shares or CDIs issued on conversion or exercise of the Notes and Options.
6.9	For the avoidance of doubt, the restriction in clause 6.8 will apply to a Noteholder only so long as that Noteholder hold Notes.

Conversion by a Noteholder

6.10

At any time during the Conversion Period, a Noteholder may give the Company an irrevocable notice in the form of a Conversion Notice electing to Convert all or some of the Notes held by the Noteholder and specifying the number of Notes the Noteholder is electing to Convert.

6.11	Subject to clause 24, no later than two Business Days after receipt by the Company of a Conversion Notice (the Conversion Date), the Company must:
6.11.1	Convert each Note held by the Noteholder and specified in the Conversion Notice and:
6.11.1.1	allot and issue to CDN the number of Shares calculated in accordance with clause 6.13; and
6.11.1.2	procure that CDN allots and issues to the Noteholder the number of CDIs representing the Shares issued to CDN under clause 6.11.1.1 (which, at the date of this Deed, is 10 CDIs per Share);
6.11.2

enter CDN into the Company's register of members as the holder of the relevant number of Shares and procure that CDN enters the Noteholder into the register of CDI holders as the holder of the relevant number of CDIs;

6.11.3	deliver to the Noteholder (or procure the delivery of) a holding statement showing the Noteholder as the holder of the relevant number of CDIs;
6.11.4

apply for and use its reasonable efforts to obtain Official Quotation of the relevant number of CDIs (and the underlying Shares) on ASX as soon as practicable on such terms and conditions as are usual for quotation of securities on ASX; and

6.11.5

notwithstanding the issue of the Prospectus, to the extent that any action is required to be taken in order to facilitate the on-sale of Shares or CDIs by the Noteholder, to take such action (including, where required, issuing a further prospectus, cleansing notice or disclosure document in respect of the Shares or CDIs) to ensure that such Shares or CDIs will at all times thereafter be freely tradable on ASX.

6.12	The Shares and CDIs issued under clause 6.11.1 will rank pari passu with the Shares and CDIs on issue at Conversion and will be issued fully paid and free from all encumbrances.
6.13

The number of Shares (represented by CDIs) issuable upon Conversion of any Note shall be determined by dividing the Face Value of the Note Converted by the Conversion Price in effect on the Conversion Date.

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Certificates

6.14

On redemption or Conversion of the Notes (as the case may be), the relevant Noteholder must deliver the Certificate(s) for the relevant Note(s) to the Company for cancellation. Cancellation of any Note following its redemption or Conversion will be effected by a reduction in the principal amount of the Notes in the Note Register.

7.	Adjustments to conversion price

Undertaking Regarding Conversion

7.1

The Company agrees that it will not take any action (directly or indirectly), and will use its best efforts to ensure that no action is taken, that would otherwise result in the inability to issue CDIs or Shares on Conversion. The Company further agrees that it will not take any action that would result in a reclassification of its capital stock.

9.Adjustment for reorganisation of issued capital

7.2	If the Company at any time after the Subscription Date and before the Maturity Date:
7.2.1

effects a subdivision of its Shares, the Conversion Price in effect immediately before that subdivision will be proportionately decreased so that the number of Shares to be issued on Conversion of a Note is increased in proportion to such increase in the aggregate number of Shares which are on issue after the subdivision; or

7.2.2

combines its issued Shares, the Conversion Price in effect immediately before the combination will be proportionately increased so that the number of Shares to be issued on Conversion of a Note is decreased in proportion to such decrease in the aggregate number of Shares on issue following the combination.

Any adjustment under this clause 7.2 will become effective at the close of business on the date the subdivision or combination becomes effective.

10.Adjustment for Certain Dividends and Distributions

7.3

If the Company at any time after the Subscription Date and before the Maturity Date makes or issues, or fixes a record date for the determination of Securityholders entitled to receive, a dividend or other distribution payable on the Shares in additional Shares, the Conversion Price in effect immediately before such event will be decreased as of the time of such issue or, in the event that a record date has been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

7.3.1	the numerator of which will be the total number of Shares issued and outstanding immediately prior to the time of such issue or the close of business on such record date; and
7.3.2

the denominator of which will be the total number of Shares on issue immediately prior to the time of such issue or the close of business on such record date plus the number of Shares issuable in payment of such dividend or distribution.

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Notwithstanding the above if the record date has been fixed and a dividend is not fully paid or if a distribution is not fully made on the date fixed for the payment of the distribution, the Conversion Price will be recalculated accordingly as of the close of business on such record date and thereafter the Conversion Price will be adjusted pursuant to this clause 7.3 as at the time of actual payment of the dividend or distribution.

11.Adjustments for Other Dividends and Distributions

7.4

If the Company at any time after the Subscription Date and before the Maturity Date makes or issues, or fixes a record date for the determination of Securityholders entitled to receive, a dividend or other distribution payable in Securities of the Company (other than a distribution of Shares in respect of outstanding Shares), each Noteholder will receive, simultaneously with the distribution to Securityholders, a dividend or other distribution of such Securities in an amount equal to the amount of Securities that a Noteholder would have received if they had converted all of their Notes into Shares immediately before the date of such event.

12.Sale of Shares below market price

7.5

As at the date of this Deed, each Share issued to CDN is represented by 10 CDIs. In the event that the ratio of CDIs to Shares is adjusted (whether pursuant to an adjustment similar to those provided in clauses 7.2. 7.3 or 7.4 or otherwise) then the number of CDIs issued in respect of Shares issued on Conversion or deemed to be issued under this clause 7 will be adjusted to equal the then effective ratio of CDIs to Shares. The adjustments to the Conversion Price set out in clauses 7.2 to 7.4 (inclusive) are all made on a Shares basis (based on the overall capitalization of the Company).

7.6

If the Company at any time after the Subscription Date and before the Maturity Date issues or sells, or is deemed by the express provisions of this clause 7 to have issued or sold, Additional Shares (as defined below), other than as provided in clauses 7.2, 7.3 or 7.4 above, for an Effective Price (as defined below) less than the Current Market Price per Share on the date of the first public announcement of the terms of such issue or sale (a Qualifying Dilutive Issue), then the Conversion Price will be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Conversion Price in effect immediately prior to such issue or sale by a fraction:

7.6.1	the numerator of which will be:
7.6.1.1	the number of Shares outstanding immediately prior to such issue or sale; plus
7.6.1.2

the number of Shares which the Aggregate Consideration (as defined below) received or deemed to be received by the Company for the total number of Additional Shares issued would purchase at the Current Market Price per Share on the date of the first public announcement of the terms of such issue or sale.

7.6.2	the denominator of which will be the number of Shares outstanding immediately prior to such issue or sale plus the total number of Additional Shares issued.
7.7

No adjustment will be made to the Conversion Price in an amount less than US$0.01 per Share. Any adjustment required by clauses 7.5 and 7.6 will be rounded to the nearest US$0.01 per Share. Any adjustment otherwise required by clauses 7.5 or 7.6 that is not

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required to be made due to the preceding two sentences will be included in any subsequent adjustment to the Conversion Price.
7.8	For the purpose of making any adjustment required under clauses 7.5 and 7.6, the aggregate consideration received by the Company for any issue or sale of securities (the Aggregate Consideration) will:
7.8.1

to the extent it consists of cash, be computed at the gross amount of cash received by the Company before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by the Company;

7.8.2	to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board;
7.8.3

if Additional Shares, Convertible Securities (as defined below) or rights or options to purchase either Additional Shares or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both cash or property other than cash, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares, Convertible Securities or rights or options; and

7.8.4

if the consideration or price determined pursuant to clauses 7.8.1 and 7.8.2 above (or any component thereof) is in a currency other than the Relevant Currency it will be converted into the Relevant Currency at the Prevailing Rate on the date of the first public announcement of the event giving rise to the adjustment.

7.9	For the purpose of an adjustment required under clauses 7.5 or 7.6, if the Company issues or sells:
7.9.1	stock, options, warrants, purchase rights, convertible notes or other securities convertible into Shares (such convertible stock or securities being referred to as Convertible Securities); or
7.9.2	rights or options for the purchase of Shares or Convertible Securities,

and if the Effective Price of such Additional Shares is less than the Current Market Price per Share on the date of the first public announcement of the terms of such issue or sale of Convertible Securities or rights or options, or alternatively in the case of rights or options, at the date of exercise of those rights or options (Exercise Date), in each case the Company will be deemed to have issued (at the time of issue of such rights or options or Convertible Securities or, where applicable, the Exercise Date) the maximum number of Additional Shares which are issuable upon exercise or conversion thereof and to have received as consideration for the issue of such Shares an amount equal to the total amount of the consideration, if any, received by the Company for the issue of such rights or options or Convertible Securities plus:

7.9.3	in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options; and

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7.9.4

in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company upon the conversion thereof (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) provided that if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to clauses 7.5 or 7.6.

7.10

If the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities that constitute Additional Shares is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price will be recalculated using the figure to which such minimum amount of consideration is reduced; provided that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities that constitute Additional Shares is subsequently increased, the Effective Price will be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities.

7.11

No further adjustment of the Conversion Price, as previously adjusted pursuant to clauses 7.5 to 7.11 (inclusive) upon the issue of such rights, options or Convertible Securities, will be made as a result of the actual issue of Additional Shares or the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities expires without having been exercised, such Conversion Price as previously adjusted pursuant to clauses 7.5 to 7.11 (inclusive) upon the issue of such rights, options or Convertible Securities, will be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares so issued were the Additional Shares, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment will not apply to prior conversions of the Notes.

7.12

For the purpose of making any adjustment to the Conversion Price required under clauses 7.5 to 7.11 (inclusive), “Additional Shares” will mean all Shares issued by the Company or deemed to be issued pursuant to clauses 7.5 to 7.11 (inclusive) (including Shares subsequently reacquired or retired by the Company), other than:

7.12.1	Notes or Options issued under this Deed;
7.12.2	Shares issued upon conversion of the Notes or upon exercise of the Options issued under this Deed;
7.12.3

Shares or Convertible Securities issued after the Subscription Date pursuant to an Employee Incentive Scheme of the Company (including all Shares that may be issued on conversion or exercise of such Convertible Securities);

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7.12.4	Shares issued pursuant to the exercise of Convertible Securities on issue as at the Subscription Date, including the Convertible Securities issued pursuant to the 2014 Note Deed;
7.12.5	Shares issued under any Share Purchase Plan which is undertaken within six months of the date of the issue of Notes and Options to Noteholders under this Deed;
7.12.6

up to US$5 million worth of new Shares (calculated based on the VWAP of Shares or (where applicable) CDIs over the 20 Trading Days prior to the private placement, converted, where necessary, into the Relevant Currency at the Prevailing Rate as at the end of that 20 Trading Day period) under a private placement to sophisticated and institutional investors within six months of the date of the issue of the Notes and Options to Noteholders under this Deed at a price that is at least 95% of the VWAP of Shares or (where applicable) CDIs over the 20 Trading Days prior to the offer to such investors;

7.12.7	Shares with respect to which the Majority of Noteholders by Resolution have waived the anti-dilution rights provided for in clauses 7.5 to 7.11 (inclusive);
7.12.8	an adjustment which would contravene the Delaware General Corporate Law or the ASX Listing Rules;
7.12.9	Shares issued in an IPO; and
7.12.10

Shares issued in an offering following an IPO, provided that, the price per Share issued in such offering is not less than ninety-five percent (95%) of the then prevailing market price of the Company’s common stock.

References to Shares in clause 7.12 above will mean all Shares issued by the Company or deemed to be issued pursuant to clauses 7.5 to 7.11 (inclusive).

The “Effective Price” of Additional Shares will mean the quotient determined by dividing  the Aggregate Consideration received, or deemed to have been received by the Company for such issue under clauses 7.5 to 7.11 (inclusive) for such Additional Shares by the total number of Additional Shares issued or sold, or deemed to have been issued or sold by the Company under clauses 7.5 to 7.11 (inclusive). In the event that the number of Additional Shares or the Effective Price cannot be ascertained at the time of issue, such Additional Shares will be deemed issued immediately upon the occurrence of the first event that makes such number of Shares or the Effective Price, as applicable, ascertainable.

13.Sale of Shares in an IPO

7.13

If the Company at any time after the Initial Subscription Date and before the Maturity Date completes an IPO at an IPO Price of less than the Conversion Price in effect on the date of and immediately before such IPO (after taking into account all adjustments made under this clause 7 up to that date), then the Conversion Price shall be adjusted to be the greater of (A) 1.2 multiplied by the IPO Price and (B) the Conversion Price in effect on the date of and immediately before such IPO divided by 1.2. For avoidance of any doubt, the Conversion Price cannot be adjusted upwards under this clause 7.13.

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Certificate as to Adjustments

7.14

Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this clause 7, the Company at its expense will, as promptly as reasonably practicable but in any event not later than 10 Business Days thereafter, compute such adjustment or readjustment in accordance with the terms of this Deed and provide to each Noteholder a certificate setting out such adjustment or readjustment (including the kind and amount of securities, cash or other property into which a Note is convertible) and showing in detail the facts and computations upon which such adjustment or readjustment is based. The Company will, as promptly as reasonably practicable after the written request at any time of any Noteholder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to such Noteholder a certificate setting out:

7.14.1	the Conversion Price then in effect; and
7.14.2	the number of Shares (and consequent number of CDIs) and the amount, if any, of other securities, cash or property which then would be received upon the conversion of a Note.
8.	Issue of SHARES on conversion of notes AND EXERCISE OF OPTIONS
8.1

The Shares and CDIs issued upon Conversion of the Notes will be fully paid and will in all respects rank pari passu with the fully paid Shares and CDIs on issue on the relevant Conversion Date, except in any such case for any right excluded by mandatory provisions of applicable law and except that such Shares and CDIs will not rank for (or, as the case may be, the Noteholder will not be entitled to receive) any rights, distributions or payments on any record date or other due date for the establishment of entitlement in respect of the Shares or CDIs on issue on the relevant Conversion Date which falls prior to the relevant Conversion Date.

8.2

The Company shall not effect any conversion of the Notes or effect the exercise of any portion of the Option held by Medotrnic, Inc. (Medtronic), and Medtronic shall not have the right to convert any portion of the Notes or exercise any portion of the Options, to the extent that after giving effect to such issuance after exercise as set forth on the applicable notice of exercise, Medtronic (together with such Medtronic’s Affiliates, and any other Persons acting as a group together with Medtronic or any of Medtronic’s Affiliates (such Persons, Attribution Parties)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Shares beneficially owned by Medtronic and its Affiliates and Attribution Parties shall include the number of Shares issuable upon conversion or exercise of any Note or Option, as applicable, with respect to which such determination is being made, but shall exclude the number of Shares which would be issuable upon (i) conversion or exercise of the remaining, nonconverted or nonexercised portion of the Notes and Options, as applicable, beneficially owned by Medtronic or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Share equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by Medtronic or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this clause 8.2, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by Medtronic that the Company is not

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representing to Medtronic that such calculation is in compliance with Section 13(d) of the Securities Exchange Act and Medtronic is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this clause 8.2 applies, the determination of whether the Notes or Options are convertible or exercisable, respectively (in relation to other securities owned by Medtronic together with any Affiliates and Attribution Parties), and of which portion of such Notes or Options are convertible or exercisable, as applicable, shall be in the sole discretion of Medtronic, and the submission of a notice of exercise shall be deemed to be Medtronic’s determination of whether a Note or Option is convertible or exercisable, as applicable (in relation to other securities owned Medtronic together with any Affiliates and Attribution Parties), and of which portion of such Note or Option, as applicable, is convertible or exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for conversions or exercises of such Notes or Options, as applicable, that are not in compliance with the Beneficial Ownership Limitation (other than to the extent that information on the number of outstanding Shares is provided by the Company and relied upon by Medtronic). In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Securities Exchange Act and the rules and regulations promulgated thereunder and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for conversions or exercises of the Notes or Options, as applicable, that are not in compliance with the Beneficial Ownership Limitation (other than to the extent that information on the number of outstanding Shares is provided by the Company and relied upon by Medtronic). For purposes of this clause 8.2, in determining the number of outstanding Shares, Medtronic may rely on the number of outstanding Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of Shares outstanding. Upon the written or oral request of Medtronic, the Company shall within two Trading Days confirm orally and in writing to Medtronic the number of Shares then outstanding. In any case, the number of outstanding Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Notes and Options, by Medtronic or its Affiliates or Attribution Parties since the date as of which such number of outstanding Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of Shares outstanding immediately after giving effect to the issuance of Shares issuable upon conversion or exercise of each Note or Option, as applicable. Medtronic, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this clause 8.2, provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of Shares outstanding immediately after giving effect to the issuance of Shares upon conversion or exercise of the Notes and Options held by Medtronic and the provisions of this clause 8.2 shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this clause 8.2 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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9.	Discharge and release
9.1

The Company will immediately be discharged and released from its liabilities and obligations under this Deed (other than liabilities for any breach of, or claim in relation to, this Deed prior to the date of such discharge and release) in respect of any particular Note on the first to occur of the date on which:

9.1.1	if Conversion has not occurred, the Redemption Amount for that Note has been satisfied in full; or
9.1.2	if Conversion has occurred, the Conversion of that Note has been completed in accordance with clauses 6.10 to 6.13 (inclusive).
9.2

Notwithstanding clause 9.1, the Company will not be released from any obligations under clause 13.3 or any other provision of this Deed expressed to apply for the benefit of Optionholders and obligations which it has with respect to the issue or exercise of the Options (or any Shares and CDIs which are required to be issued on exercise of the Options by an Optionholder) as a result of the Conversion of the Notes or the satisfaction of the Redemption Amount in full in respect of a Note.

9.3	If for any reason (including under any law relating to bankruptcy, insolvency, fiduciary obligations or the protection of creditors):
9.3.1

all or part of any transaction of any nature (including any payment or transfer) made during the term of this Deed which affects or relates in any way to obligations owed or discharged to a Noteholder or Optionholder is void, set aside or voidable;

9.3.2	any claim that anything contemplated by paragraph 9.3.1 is upheld, conceded or compromised; or
9.3.3	any Noteholder or Optionholder is required to return or repay any money or asset received by it under any such transaction or the equivalent in value of that money or asset,

that Noteholder or Optionholder will, notwithstanding clause 9.1 or any release or discharge under it, immediately become entitled to all rights which it would have had if all or the relevant part of the transaction or receipt had not taken place. The Company shall indemnify on demand that Noteholder or Optionholder against any resulting loss, cost or expense. This clause 9 continues to apply after this Deed is terminated or discharged.

10.	Events of Default

Events of Default

10.1	It is an event of default (Event of Default) if, at any time:
10.1.1

the Company fails to pay or repay an amount due under and in the manner required by this Deed unless the Noteholders by Resolution are satisfied that the failure to pay is due to technical or administrative delays in the transmission of funds and the relevant amount is paid within five Business Days of the date due for payment;

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10.1.2	any:
10.1.2.1	Finance Debt of the Group is not paid when due nor within any originally applicable grace period;
10.1.2.2	Finance Debt of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described);
10.1.2.3	any commitment for any Finance Debt of the Group is cancelled or suspended by a creditor as a result of an event of default (however described);
10.1.2.4	any creditor of the Group becomes entitled to declare any Finance Debt due and payable prior to its specified maturity as a result of an event of default (however described); or
10.1.2.5	any event of default (however described) occurs under or in connection with the 2014 Note Deed,

14.provided that no Event of Default will occur under this clause 10.1 (other than 10.1.2.5) if the aggregate amount of all Finance Debt or commitment for Finance Debt falling within clause 10.1.2.1 to 10.1.2.4 above is less than US$1,000,000 (or its equivalent);

10.1.3

an Authorisation, approval or consent which is material to the Group or its business is cancelled, repealed, revoked or terminated or has expired, or is modified or amended or conditions are attached to it in a manner which is likely to have a Material Adverse Effect;

10.1.4

the Company fails to perform any material obligation under or otherwise materially breaches a Transaction Document (other than as set out in clause 10.1.1) unless in the reasonable opinion of Noteholders by Resolution such failure is capable of remedy and is so remedied within 10 Business Days of such failure;

10.1.5

any warranty or representation made by the Company in a Transaction Document or the Prospectus is or becomes false, misleading or incorrect in any material respect when made or regarded as made by the Company under the Transaction Documents unless in the reasonable opinion of the Noteholders by Resolution such failure is capable of remedy and is so remedied within 10 Business Days of such failure;

10.1.6	an Insolvency Event occurs in relation to any member of the Group;
10.1.7

if the Group is in breach of an applicable law, regulation, Authorisation, listing rule, or court order, official directive or ruling of any Government Agency binding on it which is likely to have a Material Adverse Effect;

10.1.8

any person becomes entitled to repudiate, terminate, rescind or avoid any material provision of a Transaction Document other than as a result of the Subsequent Condition Precedent in clause 1.15.2 not being satisfied;

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10.1.9

the CDIs of the Company cease to be quoted on the ASX or are suspended from trading for more than 5 consecutive Trading Days unless the Noteholders by Resolution agree to a longer period of suspension;

10.1.10

where Shares in the Company have been quoted on any Relevant Stock Exchange, the Shares of the Company cease to be quoted on the Relevant Stock Exchange or are suspended from trading for more than 5 consecutive Trading Days unless the Noteholders by Resolution agree to a longer period of suspension; or

10.1.11	the Company has not issued Notes where the Face Value equals US$42.5 million by the Sunset Date 2.

Acceleration

10.2

Subject to clause 10.3, at any time after the occurrence of any Event of Default, and while such Event of Default is continuing, the Majority of Noteholders may declare the Notes to be immediately due and payable in accordance with clause 10.4 (subject to clause 10.5, without prejudice to the Noteholders to Convert their Notes in accordance with the provisions of this Deed) (a Declaration of Acceleration).

10.3

At any time after the occurrence of an Event of Default under clause 10.1.6 as a result of an Insolvency Event described in paragraphs (b), (d), (e) and/or (f) of that definition, all Notes then outstanding shall automatically become and be immediately due and payable in accordance with clause 10.4 without any declaration or other act on the part of any Noteholder (subject to clause 10.5, without prejudice to the Noteholders’ rights to Convert their Notes in accordance with the provisions of this Deed) (an Automatic Acceleration and, together with a Declaration of Acceleration, an Acceleration Event).

10.4

Following an Acceleration Event (and whether or not an Event of Default is thereafter continuing), the Redemption Amount will become immediately due and payable in respect of all Notes without any further action by the Noteholders.

10.5	For the avoidance of doubt, if any Acceleration Event occurs and the Redemption Amount in respect of a Note has been paid in full, no Noteholder may thereafter elect to Convert that Note.

Additional Noteholder Rights

10.6

In the event that a Noteholder has given an Optional Redemption Notice and such Notes have not been redeemed within 30 days after the Optional Redemption Date, then, without limiting any other provision of this Deed:

10.6.1	the Company must procure that the Board establishes a financing committee (Financing Committee) to:
10.6.1.1	consider how the Company should satisfy its obligation to redeem, pay or repay the Noteholder(s) pursuant to such Optional Redemption Notice;

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10.6.1.2

make a recommendation to the Board as to how the Company should satisfy its obligation to redeem, pay or repay the Noteholder(s) pursuant to such Optional Redemption Notice (Redemption/Repayment Recommendation);

10.6.2

unless the Board has determined in good faith and acting reasonably, having received written advice from the Company's external United States legal adviser practising in the area of corporate law, that to do so would constitute a breach of the fiduciary or statutory duties of the Board, the Company undertake all actions to implement the Redemption/Repayment Recommendation;

10.6.3

the Company must procure that the two persons approved by a Resolution of the Noteholders are appointed as directors of the Company (Noteholder Nominated Directors) until the Company has satisfied its obligation to redeem, pay or repay the Noteholder(s) pursuant to such Optional Redemption Notice and:

10.6.3.1	each Noteholder Nominated Director is to be appointed to the Financing Committee;
10.6.3.2	for so long as it is a Noteholder, HEC Master Fund LP may appoint one of the Noteholder Nominated Directors; and
10.6.3.3	the Noteholder with the highest proportional shares of the Shares or CDIs (on a fully diluted basis) (other than HEC Master Fund LP) may appoint one of the Noteholder Nominated Directions; and
10.6.4

the Noteholder Nominated Director that was appointed by the Noteholder with the highest proportional share of the Shares or CDIs (on a fully diluted basis) must be appointed as the chair of the Financing Committee.

11.	Collective Action by Noteholders and proportional sharing of payments

Meetings of Noteholders

11.1	The Meeting Procedures apply to all meetings, Resolutions and Unanimous Resolutions of Noteholders which are required pursuant to the terms of this Deed.

Resolutions

11.2	By a Resolution (or a Unanimous Resolution where required by clause 11.3) , the Noteholders may:
11.2.1	vote; and
11.2.2	authorise, ratify and confirm anything done, to be done or not done by the Noteholders,

15.in respect of the performance or exercise of any of the duties, rights, powers and remedies exercisable by the Noteholders by Resolution (or where required, Unanimous Resolution).

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Unanimous Resolutions

11.3	A Unanimous Resolution is required for any amendment, waiver or consent of, or in relation to, any term of any Transaction Documents that has the effect of changing or which relates to:
11.3.1	any provision which expressly requires the consent of all Noteholders;
11.3.2	the definitions of “Majority of Noteholders”, “Resolution” or “Unanimous Resolution” in clause 30;
11.3.3	any extension of the term of the Notes or their Maturity Date;
11.3.4	a reduction in the amount of any payment of principal, interest, fees or any other payment obligation;
11.3.5	a change in currency of payment of any amount under this Deed;
11.3.6	a change of entity that is the Company;
11.3.7	when and on what terms a Noteholder’s Notes will Convert or be redeemed, cancelled or otherwise repaid or prepaid; or
11.3.8	this clause 11, clause 26, clause 27.1.1 or clause 29.17.

Resolutions binding

11.4	Each Noteholder is bound by the terms of each Resolution or Unanimous Resolution which is passed by the Noteholders.

Payments

11.5	The Company will ensure that all payments or repayments of amounts due and payable under or in connection with this Deed are made in the following order of payment:
11.5.1

First: rateably among the Noteholders in proportion to the outstanding principal amount of each Noteholder's Notes relative to the total outstanding principal amount of all outstanding Notes (Noteholder's Proportional Share) in respect of any Redemption Amount then due and payable; and

11.5.2	Secondly: rateably among the Noteholders in proportion to each of their Noteholder's Proportional Share in respect of any payment or repayment (excluding in respect of any Redemption Amount).
11.6	Clause 11.5 applies despite any rule of law or equity to the contrary or the respective dates on which anything is done.

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Proportionate Sharing

11.7

If the Noteholders determine by Resolution that the Company is unable to satisfy all outstanding obligations to all of the Noteholders and Optionholders in full on the due date or within any agreed grace period, then on and from that day (Determinate Date):

11.7.1

each Noteholder and Optionholder will notify each other Noteholder and Optionholder of all amounts received by it under or in connection with this Deed and applied in satisfaction of any payment due from the Company whether before or after the Determinate Date;

11.7.2

if any Noteholder or Optionholder (Sharing Party) has received or recovered any money in satisfaction of any obligation of the Company under or in connection with this Deed in any way (including by set-off) other than in accordance with the order required by clause 11.5 (Incorrect Recovery), and the Company is or otherwise becomes unable to satisfy all outstanding obligations to each other Noteholder and Optionholder in full:

11.7.2.1

the Sharing Party agrees to make such payments as are necessary to each other Noteholder or Optionholder so that the order of payment in clause 11.5 is preserved as between the parties in respect of all outstanding obligations (each a Sharing Payment);

11.7.2.2

the liability of the Company to each Sharing Party will be increased by the total amount of all Sharing Payments made by that Sharing Party as though those payments had been made directly to the parties receiving the Sharing Payments;

11.7.2.3	the liability of the Company to each person receiving a Sharing Payment will be reduced by the amount of those Sharing Payments; and
11.7.2.4

without limiting clause 11.7.2.2, the Company will indemnify each Sharing Party to the extent that (despite clause 11.7.2.2) its liability to that Sharing Party was discharged by the initial recovery or payment to it by the Company or otherwise for any loss, cost or expense as a result of making a Sharing Payment;

11.7.3	where:
11.7.3.1

any Incorrect Recovery and Sharing Payment leaves any party with a claim against the Company that is less than all outstanding obligations owing to it under or in connection with this Deed (Shortfall), the Noteholders and Optionholders agree that each person receiving a Sharing Payment will assign to the Sharing Party any corresponding debt owed by the Company to that person under this Deed in an amount equal to the lesser of the amount received by that person as a Sharing Payment and the Shortfall;

11.7.3.2

the Sharing Party will be entitled to all rights (including interest and voting rights) under this Deed in respect of the debt so assigned and that assignment will take effect automatically on payment of the Sharing Payment; and

11.7.4	if a Sharing Party is required to disgorge or unwind all or part of the relevant Incorrect Recovery then the other Noteholders and Optionholders will make such payments to it as

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are necessary to ensure that all of the Optionholders and Noteholders share rateably in the amount of the recoveries or payments retained in accordance with clause 11.5. Clauses 11.7.2 and 11.7.3 apply only to the retained amount.

11.8

A Noteholder or Optionholder who does not accept an invitation to join an action against the Company or does not share in the costs of the action (in each case having been given a reasonable opportunity to do so) is not entitled to share in any amount so recovered.

12.	Representations and warranties

Noteholder warranties

12.1	Each Noteholder represents and warrants the following to each other party:
12.1.1	it is duly registered, formed, organized or incorporated and validly existing under the laws of the jurisdiction of its registration, formation, organization or incorporation;
12.1.2	it has the requisite power to enter into and perform its obligations under this Deed and to carry out the transactions contemplated by it;
12.1.3	it has taken all necessary requisite action to authorise the entry into, and performance of, this Deed and to carry out the transactions contemplated by it;
12.1.4	this Deed constitutes its valid and binding obligations, subject to the application of equitable principles or laws relating to insolvency and any necessary stamping and registration;
12.1.5	no Insolvency Event has occurred in relation to it;
12.1.6	neither the execution and performance by it of this Deed nor any transaction contemplated under it will violate in any respect any material provision of:
12.1.6.1	a material applicable law;
12.1.6.2	its constituent documents; or
12.1.6.3	any other material document, agreement or other arrangement binding upon it or its assets; and
12.1.7	it is:
12.1.7.1

in the case of an Australian resident Noteholder, a 'sophisticated investor' for the purposes of section 708(8) of the Corporations Act or a 'professional investor' as defined in section 9 of the Corporations Act or otherwise falls within the ambit of section 708(11) of the Corporations Act; or

12.1.7.2	an individual or entity to whom the Notes and Options can be issued under the laws of the relevant jurisdiction in which they reside without the need for registration, lodgement or other formality;

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Accredited Investor and Regulation S warranties

12.1.8	if such Noteholder is not a United States person (as defined by Rule 902(k) of Regulation S under the Securities Act (Regulation S)), it is a non U.S. person and:
12.1.8.1

such Noteholder acknowledges and understands the following information concerning the restrictions on transfer of the Notes and the Options and CDIs required by Regulation S of the Securities Act (Regulation S): (i) since the securities are being offered for sale to such Noteholder without registration or qualifications under federal securities laws of the United States, such Noteholder understands that any and all securities issued pursuant to this Deed, including any CDIs will be subject to certain transfer restrictions and the certificate legend described in this Deed required by Regulation S; (ii) Regulation S is a series of rules and guidelines creating a "safe harbour" exclusion from the registration requirements of the Securities Act for the sale of stock and other securities to a non-“U.S. person,” in “offshore transactions” (each as defined in Regulation S). The Regulation S "safe harbour" exclusion requires the Company to ensure that securities sold by the Company in reliance on this "safe harbour" exclusion are not sold to U.S. persons, or for the account or benefit of any U.S. person. All securities sold by the Company under the Regulation S "safe harbour" exclusion are subject to the restriction that such securities may not be resold or offered for resale to any U.S. person for a “restricted period” of six months, except pursuant to an available exemption from the registration requirements of the Securities Act; and (iii) the foregoing is only a brief summary of selected aspects of Regulation S, and is not intended as a complete explanation or summary of Regulation S, or as legal advice. Prospective foreign investors are encouraged to consult with their own legal counsel prior to purchasing securities issued under Regulation S;

12.1.8.2

such Noteholder represents that the Noteholder is not acquiring the Notes or Options for the account or benefit of any U.S. person. The Noteholder understands and agrees that the undersigned may resell the securities to a U.S. person only in accordance with the provisions of Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Such Noteholder acknowledges that no offer of securities was made to the Noteholder while the undersigned was physically present in the United States, and that at the time of the Noteholder's execution and transmittal of this Deed the Noteholder was not physically present in the United States;

12.1.8.3

such Noteholder represents that neither it, nor any of its officers, employees, agents, directors, stockholders or partners has engaged the services of a broker, investment banker or finder to contact any potential investor nor has Noteholder or any of Noteholder’s officers, employees, agents, directors, stockholders or partners, agreed to pay any commission, fee or other remuneration to any third party to solicit or contact any potential investor.  Neither Noteholder, nor any of its officers, directors, employees, agents, stockholders or partners has (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Notes or Options; and

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12.1.8.4

it acknowledges that any securities issued in respect of or in exchange for the Notes and Options that are issued to non-U.S. persons pursuant to Regulation S (as defined above) shall have a legend attached as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISTRIBUTED DIRECTLY OR INDIRECTLY, IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A “U.S. PERSON” AS THAT TERM IS DEFINED IN RULE 902 OR REGULATION S OF THE ACT, AT ANY TIME, EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SUCH ACT, OR (II) PURSUANT TO AN OPINION OF COUNSEL1 THAT SUCH SALE, TRANSFER OR DISTRIBUTION IS IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. ANY SALES, TRANSFERS OR DISTRIBUTIONS OF THE SECURITIES MUST BE MADE IN ACCORDANCE WITH THE PROVISIONS OF THE ACT.

12.1.9	if such Noteholder is a United States person (as defined by Rule 902(k) of Regulation S), it is a U.S. person and:
12.1.9.1	such Noteholder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (Regulation D);
12.1.9.2

such Noteholder represents that the Noteholder is acquiring the Notes and Options for Noteholder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Noteholder has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Deed, Noteholder further represents that Noteholder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Notes or Options.  Noteholder has not been formed for the specific purpose of acquiring the Notes or Options;

12.1.9.3

such Noteholder has had an opportunity (either on its own or through its advisors) to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company’s management.  Noteholder understands that such discussions and any other written information delivered by the Company to such Noteholder, were intended to describe the aspects of the Company’s business which the Company believes to be material;

12.1.9.4	such Noteholder represents that neither it, nor any of its officers, employees, agents, directors, stockholders or partners has engaged the services of a broker,

[1]	NTD: To discuss proposed investors transfers.

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investment banker or finder to contact any potential investor nor has Noteholder or any of Noteholder’s officers, employees, agents, directors, stockholders or partners, agreed to pay any commission, fee or other remuneration to any third party to solicit or contact any potential investor.  Neither Noteholder, nor any of its officers, directors, employees, agents, stockholders or partners has (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Notes or Options;

12.1.9.5

such Noteholder is not subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) (each a Disqualification Event), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the applicable Subscription Date in writing in reasonable detail to the Company. and

12.1.9.6

it acknowledges that any securities issued in respect of or in exchange for the Notes and Options that are issued to U.S. persons pursuant to a specific exemption from the registration provisions of the Securities Act shall have a legend attached as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Company warranties

12.2	The Company makes the following representations and warranties to each Noteholder in respect of it and each member of the Group:
12.2.1	it is a corporation which is validly existing under the laws of the place of its incorporation;
12.2.2

it has the corporate power to enter into and perform its obligations under this Deed and to carry out the transactions contemplated by it (including, without limitation, the issuance of CDIs or Shares upon Conversion of the Notes or exercise of the Options or the issuance of Shares upon conversion of CDIs to Shares, in each case in accordance with the terms of this Deed) and to carry on its business as now conducted or contemplated;

12.2.3

it has taken all necessary corporate action to authorise the entry into and performance of the Transaction Documents to which it is a party and to carry out the transactions contemplated by it and, when issued in accordance with this Deed, the Notes or Options, and as applicable, the CDIs or Shares issuable upon Conversion of the Notes or exercise of the Options and the Shares issuable upon conversion of CDIs to Shares in accordance with clause 24, will, in each case, be duly and validly issued, fully paid and non-

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assessable and will be free and clear of all liens, claims or encumbrances, other than transfer restrictions under U.S. federal and state securities laws;
12.2.4

the Transaction Documents to which it is party constitute valid and binding obligations on it enforceable in accordance with their terms, subject to the application of equitable principles or laws relating to insolvency;

12.2.5

the execution and performance by the Company of the Transaction Documents to which it is a party and each transaction contemplated by them does not and will not, to the knowledge of the Company, violate in any respect a material provision of:

12.2.5.1	a material applicable law or treaty;
12.2.5.2	a judgement, ruling order or decree of a Government Agency binding on it;
12.2.5.3	its by-laws or other constituent documents; or
12.2.5.4	any other material document, agreement or other arrangement which is binding on it or its assets,

16.and, except as provided by this Deed, did not and will not:

12.2.5.5	allow a person to accelerate or cancel an obligation with respect to a Finance Debt; or
12.2.5.6

constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under an agreement relating to a Finance Debt whether immediately or after notice or lapse of time or both;

12.2.6

all written (including in electronic form) financial and other information and statements provided to Noteholders (or any one of them) in connection with the Transaction Documents in the six months prior to the entry into this Deed or thereafter by the Noteholders was true, current, correct and complete in all material respects as at the date on which it was supplied and gives a true and fair view of the matters which it deals with and there were at that date no other facts or circumstances, the omission to provide knowledge of which would make such information or statement misleading in any material respect;

12.2.7

no litigation, arbitration, Tax claim, dispute or administrative or other proceeding involving any member of the Group is actual or pending or, to the best of its knowledge, threatened, which is likely to have a Material Adverse Effect;

12.2.8	there is no existing Event of Default or Potential Event of Default;
12.2.9	each Authorisation which is required in relation to:
12.2.9.1	the execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the transactions contemplated by them (other than the Securityholder Approval);

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12.2.9.2	the validity and enforceability of the Transaction Documents; and
12.2.9.3	the Group’s business as now conducted or contemplated and which is material,

17.has been obtained or effected;

12.2.10	each member of the Group has complied with all laws binding on it where failure to do so would have a Material Adverse Effect;
12.2.11	no Insolvency Event has occurred in relation to the any member of the Group;
12.2.12	there are no Security Interests subsisting over any of the assets of the Group (excluding any Permitted Security);
12.2.13

its obligations under the Transaction Documents rank at least pari passu with all of its unsecured and unsubordinated senior obligations, except for obligations mandatorily preferred by law applying to companies generally;

12.2.14

it and each member of the Group is the legal and beneficial owner of, and has good and marketable title to, all the assets of which an ownership interest on its part is reflected in its most recent audited accounts released to the Relevant Stock Exchange;

12.2.15

the Company is in compliance with the Delaware General Corporation Law, the ASX Listing Rules (including but not limited to continuous disclosure obligations) or equivalent in relation to each Relevant Stock Exchange, and the rules and regulations of the SEC in all material respects to the extent applicable to the Company and the Company is not withholding any information from public disclosure in reliance on ASX Listing Rule 3.1A (or equivalent) that has not been disclosed in writing to the Noteholders prior to the date of this Deed;

12.2.16	the Prospectus complies (and will when lodged comply) with all requirements of the Corporations Act;
12.2.17

none of the Company nor any director, officer, agent, employee, affiliate or any other person acting for or on behalf of the foregoing (individually and collectively, a Company Affiliate), is aware of or has taken any action, directly or indirectly, that would result in a violation of or has violated the U.S. Foreign Corrupt Practices Act, as amended, the United Kingdom Bribery Act, as amended, or any other applicable anti-bribery or anti-corruption laws, including, without limitation, using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful payments to any foreign or domestic governmental official or employee from corporate funds, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Government Entity, as defined below, to any political party or official thereof or to any candidate for political office (individually and collectively, a Government Official) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

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12.2.17.1	influencing any act or decision of such Government Official in his official capacity;
12.2.17.2	inducing such Government Official to do or omit to do any act in relation to his lawful duty;
12.2.17.3	securing any improper advantage; or
12.2.17.4	inducing such Government Official to influence or affect any act or decision of any Government Entity,

in order to assist the Company or any of its Subsidiaries in obtaining or retaining business for or with, or directing business to the Company or any of its Subsidiaries or in connection with receiving any approval of the transactions contemplated herein. None of the Company Affiliate has accepted anything of value for any of the purposes listed in clauses 12.2.17.1 through 12.2.17.4 of this clause;

12.2.18

the operations of the Company are and have been conducted at all times in compliance with applicable anti-money laundering statutes of all jurisdictions, including, without limitation, all Australia and U.S. anti-money laundering laws, the rule and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the Money Laundering Laws); and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, threatened;

12.2.19

none of the Company, any member of the Group, nor any director, officer, agent, employee, affiliate or any other person acting for or on behalf of the foregoing (Person) that is controlled by a Person that is: (i) currently the subject of any sanctions administered or enforced by the United States Department of Treasury’s Office of Foreign Assets Control (OFAC) or by the U.S. Department of State or under the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as amended, the Iran Threat Reduction and Syria Human Rights Act, the United Nations Security Council, the European Union (including under Council Regulation (EC) No. 194/2008 ) or Her Majesty’s Treasury, or any applicable executive order (collectively, Sanctions) or (ii) located, organized or resident in a country or territory that is the subject of Sanctions; and the Company and its subsidiaries have conducted their businesses in compliance with Sanctions and have instituted and maintain policies and procedures designed to ensure continued compliance therewith by the Company and its subsidiaries and their respective employees, agents and representatives; and the Company represents and covenants that the Company will not, directly and indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (x) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions, or (y) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in this offering, whether an underwriter, advisor, investor or otherwise), and the Company further covenants not to engage, directly or indirectly, in

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any other activities that would result in a violation of Sanctions by any Person (including any Person participating in the Transaction);
12.2.20

no member of the Group is engaged in insurance, banking and financial services, telecommunications, public utility businesses or any other regulated businesses other than the medial devices industry and the pharmaceutical industry;

12.2.21

the board of directors of the Company has taken all action so that no Noteholder will be prohibited from entering into or consummating a “business combination” with the Company (in each case as such term is used in Section 203 of the Delaware General Corporation Law) as a result of the execution of the Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby;

12.2.22	it and each member of the Group:
12.2.22.1

to the best of its actual knowledge having made due and careful inquiry, is the sole legal and beneficial owner of or has licensed to it on arm’s length and customary commercial terms all of the Intellectual Property and Key Assets which is material in the context of its business and operations as currently conducted or which is required by it in order to carry on its business or operation as it is being conducted and as contemplated or in relation to the commercialisation of Fantom;

12.2.22.2	to the best of its actual knowledge having made due and careful inquiry, does not, in carrying on its business or operations, infringe any Intellectual Property of any third party in any respect; and
12.2.22.3	has taken all formal or procedural actions (including payment of fees) required to maintain any material Intellectual Property and Key Assets owned by it;
12.2.23	the choice of governing laws of the Transaction Documents will be recognised and enforced in the State of Delaware;
12.2.24

assuming the accuracy of the representations and warranties of the Noteholders contained in Section 12.1 hereof, the offer, sale and issuance of the Notes and Options, and the Common Stock issuable upon the conversion or exercise thereof, are and will be exempt from the registration requirements of the Securities Act, and the registration, permit or qualification requirements of any applicable state securities laws;

12.2.25

it is offering and selling the Notes and Options in compliance with US securities laws (i) to non-US persons in offshore transactions pursuant to Regulation S or (ii) to accredited investors as defined in Rule 501(a) of Regulation D in private placements pursuant to Regulation D;

12.2.26

neither the Company, nor with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1), is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the applicable Subscription Date in writing in reasonable detail to the Company;

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12.2.27

neither the Company nor any agent on its behalf has engaged or will engage in any direct selling efforts or general solicitation or advertising or has solicited or will solicit any offers to sell or has offered to sell or will offer to sell any part of the Notes or Options to any person or persons so as to bring the sale of such Notes or Options by the Company within the registration provisions of the Securities Act or any state securities law of any state within the United States; and

12.2.28

any non-appealable judgment obtained in relation to the Transaction Documents in the State of Delaware will be recognised and enforced in the State of Delaware in accordance with the laws of that state in respect of enforcement of judgments, except as limited by laws of general application relating to bankruptcy, insolvency and relief of debtors.

Reliance on representations and warranties

12.3	Each party acknowledges that each other party has entered this Deed in reliance on the representations and warranties made to them in this clause 12.

Repetition

12.4

Each representation and warranty in this clause 12 will be made on the date of this Deed, each Subscription Date and each Repeating Representation will be made on each Calculation Date, in each case on the basis of the facts and circumstances then subsisting save as disclosed in writing to and agreed to by the other relevant parties.

13.	Undertakings

Undertaking to pay and observe obligations

13.1	The Company acknowledges its indebtedness to each Noteholder for the Principal Outstanding under the Notes issued to that Noteholder under this Deed.
13.2	The Company unconditionally and irrevocably undertakes to each Noteholder:
13.2.1	to pay, in respect of that Note, all payments of principal, interest and other amounts in respect of the Note in accordance with this Deed; and
13.2.2

to observe its obligations under, and to comply with, and procure the compliance as necessary of any third parties, to the terms and conditions outlined in the Transaction Documents with respect to the Notes and Options and of Key Management with respect to their obligations under the Lock-Up Agreement.

Company capital

13.3

For so long as any Notes remain outstanding or Options remain unexercised, the Company must not, except to the extent that the Majority of Noteholders (or, where no Notes remain outstanding, all of the Optionholders) otherwise agree:

13.3.1

issue or grant, and must procure that no other person, company or entity at the direction or request of or pursuant to any arrangements with the Company issues or grants or agrees to issue or grant, any Securities, other than:

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13.3.1.1

in the circumstances described in clause 7.12.1 to 7.12.7, provided that the maximum aggregate number of Shares (including Shares issued on conversion or exercise of any Convertible Securities issued pursuant to clause 7.12.3) to which the exceptions in clauses 7.12.3, 7.12.5 and 7.12.6 apply is 8,700,000 Shares;

13.3.1.2	a pro-rata issue or bonus issue (as defined in the ASX Listing Rules) to its Securityholders;
13.3.1.3	as contemplated in the context of an initial public offering of the Company's Shares and associated listing on NASDAQ or following such an offering; or
13.3.1.4

to the extent that, acting in good faith and in accordance with their fiduciary duties to the Company under applicable law, the directors of the Company form the view that failure to make such an offering would be a breach of such fiduciary duties.

13.3.2	The foregoing restrictions set forth in clause 13.3 shall terminate and be of no further effect following the date falling six months after completion of an IPO.

Right of First Offer

13.4

For so long as any Notes remain outstanding, the Company shall notify each Noteholder in writing (a Debt ROFO Notice) if it or any member of the Group proposes to or is considering a proposal to issue, incur or raise any Finance Debt (other than Finance Debt of the kind referred to in paragraphs (a) or (d) of that definition arising in the ordinary course of trading) (New Debt Raising) and shall include in such notice any outline terms of the New Debt Raising.

13.5

Each Noteholder who expresses an interest in participating in the New Debt Raising within 5 Business Days of receipt of the Debt ROFO Notice (the ROFO Noteholders) has a separate and independent right, but not the obligation, to enter into negotiations with the Company to agree terms for the New Debt Raising.

13.6

If there are no ROFO Noteholders, or the Company is unable to reach agreement with any ROFO Noteholders in relation to the terms of the New Debt Raising, the Company may, subject to this Deed, enter into discussions and negotiations with persons who are not Noteholders in relation to the New Debt Raising.

13.7

If the Company agrees terms for the proposed New Debt Raising with any person (including a Noteholder), it must provide each other Noteholder with written notice of the proposed New Debt Raising and the terms of such New Debt Raising (Debt ROFR Notice).

13.8	The Company shall also promptly provide any additional information regarding the New Debt Raising as may be requested by any Noteholder.
13.9

Each Noteholder shall have the right, but not the obligation, to participate in up to fifty percent (50%) of any such New Debt Raising on the terms and at the price specified in the Debt ROFR Notice, or on such other terms as are agreed by the parties, by giving notice in writing to the Company before the later of 5 Business Days after the Debt ROFR Notice and 15 Business Days after the Debt ROFO Notice.

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13.10

If multiple Noteholders elect to participate in any New Debt Raising, those Noteholders will, to the extent required, participate in the New Debt Raising pro rata in accordance with their respective Noteholder’s Proportional Share on the date of the Debt ROFR Notice.

13.11

If each of the Noteholders elects not to participate in the New Debt Raising that is the subject of a Debt ROFR Notice, then the Company may execute such New Debt Raising with any other party (if otherwise permitted by the terms of this Deed), provided that the proposed terms of such New Debt Raising are no more favorable than those offered to the Noteholders in the Debt ROFR Notice.

13.12	No person may at any time be allowed to participate in any New Debt Raising on terms more favourable than those offered to the Noteholders.

Alternative Stock Exchanges

13.13

The Company agrees to use reasonable efforts to effect an SEC-registered initial public offering of its shares and an associated listing on NASDAQ or any other securities exchange approved by a Majority of Noteholders as soon as practicable after December 31, 2017. In the event of such initial public offering, each Noteholder shall have the right to require the Company to register the Shares held the by Noteholder (or Shares which would be held upon Conversion of its Notes or exercise of its Options) for sale in such initial public offering in accordance with the terms of the Registration Rights Agreement.

13.14

If the Company lists on any Alternative Stock Exchange, and as a result of such listing any provision of the Transaction Documents becomes ineffective or unenforceable, or a right of a Noteholder is materially and adversely affected, then the Company agrees to use best efforts to agree and implement such alternative or additional rights as are necessary in the reasonable opinion of the Noteholders to give them equivalent rights as they enjoyed prior to such listing, or if such equivalent rights cannot be granted to the Noteholders within 30 days after such listing, to indemnify the Noteholders against any loss (including material diminution of the value of the rights enjoyed by Noteholders) the Noteholders suffer as a result of such listing.

14.	Covenants by the Company
14.1	At all times prior to the earlier of Maturity Date and the date on which all of the Notes have been redeemed or Converted in accordance with this Deed, the Company must:
14.1.1	not declare, or make a determination to pay, a Dividend to its Securityholders;
14.1.2	not, and must procure that no member of the Group will, incur or permit to subsist any Finance Debt other than Permitted Debt;
14.1.3	not, and must procure that no member of the Group will grant or permit to exist any Security Interests over:
14.1.3.1	any Intellectual Property held by any member of the Group (including, without limitation, Key Assets) without the consent of all Noteholders; or
14.1.3.2	any other asset of the Group other than Permitted Security;

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14.1.4	not, and must procure that no member of the Group will dispose of, sell, lend, license or part with possession of or create an interest in:
14.1.4.1	any Intellectual Property held by any member of the Group (including, without limitation, Key Assets) without the consent of all Noteholders; or
14.1.4.2	any other asset of the Group other than a Permitted Disposal;
14.1.5	not return to Securityholders by Dividend, return of capital or other form of distribution, the proceeds received by any member of the Group from any Permitted Disposal of an asset of the Group;
14.1.6	not, and must procure that no member of the Group will, acquire or agree to acquire any asset or enter into any joint venture entity or structure other than a Permitted Acquisition;
14.1.7

not, and must procure that no member of the Group will, enter into any amalgamation, demerger, merger or corporate reconstruction or, in one or more related transactions, sell, transfer, or otherwise dispose of all or substantially all of its assets other than a Permitted Transaction;

14.1.8

supply to each Noteholder, copies of all documents dispatched by the Company to its Securityholders generally (or any class of them) or dispatched to its creditors generally (or any class of them) at the same time as they are dispatched;

14.1.9

no more than once every month during the Conversion Period, procure that appropriate senior Company officers provide a written presentation or report to the Noteholders (other than any Noteholder who has given notice to the Company (that it has not revoked) that it elects to opt out of its rights under this clause) about any matter which a Noteholder may reasonably request which relates to the Group's ability to meet its obligations under the Transaction Documents, including details of any new Intellectual Property or Key Asset and details of any variation, amendment or replacement of any Intellectual Property or Key Assets;

14.1.10

procure that all of its obligations under the Transaction Documents will at all times rank at least pari passu with all of its other present and future unsecured and unsubordinated senior obligations, except for obligations mandatorily preferred by law applying to companies generally or any obligations under any Permitted Debt;

14.1.11	not substantially change the general nature or scope of the business of any member of the Group from that carried out on the date of this Deed, except as required by law;
14.1.12	ensure that each Authorisation required for:
14.1.12.1	the execution and delivery (if applicable) and the performance by it of the Transaction Documents to which it is a party and the transactions contemplated by them;
14.1.12.2	the validity and enforceability of the documents described in clause 14.1.12.1; and

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14.1.12.3	the development, conduct and operation of the Group's business and which is material to the Group,

18.is obtained and maintained in full force and effect and that any breach is promptly rectified;

14.1.13

fully comply, and procure that each member of the Group will fully comply, with all applicable laws which are binding on it or such member of the Group (as the case may be) in all respects, unless failure to do so would not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect;

14.1.14	ensure that it and each member of the Group:
14.1.14.1	use best efforts to preserve and maintain the subsistence and validity of the Intellectual Property and Key Assets necessary for the business of the Group;
14.1.14.2	use reasonable efforts to prevent any infringement in any material respect of the Intellectual Property;
14.1.14.3

makes registrations and pay all registration fees and taxes necessary to maintain their Intellectual Property in full force and effect and record their interest in that Intellectual Property in such countries and territories where the Company’s Intellectual Property is currently registered or in which an application for registration has been filed;

14.1.14.4

uses best efforts to not use or permit the Intellectual Property to be used in a way or take any step or omit to take any step in respect of that Intellectual Property which may materially and adversely affect the existence or value of the Intellectual Property or imperil the right of any member of the Group to use such property; and

14.1.14.5	uses best efforts to not discontinue the use of the Key Asset or any other Intellectual Property held by any member of the Group as of the date of this Agreement or subsequently acquired;
14.1.15	not, and must procure that no member of the Group will, enter into any transaction with any person except on arm's length terms and for full market value;
14.1.16

take out and maintain, and must procure that each member of the Group will take out and maintain, insurance with reputable and substantial insurance companies against the risks and liabilities to which the Group is exposed to the extent appropriate having regard to those risks and liabilities and the insurances that comparable businesses would maintain (including without limitation, clinical trial insurances and product liability insurances) and not do, omit or permit anything which may cancel, reduce or prejudice any of the insurances or any claim or recovery under them;

14.1.17

take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than (i) the maximum number of Shares issuable upon conversion of all the Notes and (ii) the maximum number of Shares issuable upon exercise of the Options; and

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14.1.18	file all reports required to be filed by the Company after the date hereof pursuant to the Securities Exchange Act.
15.	Indemnities from Company

Currency indemnity

15.1

If any sum due from the Company under this Note Deed (a Sum), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the First Currency) in which that Sum is payable into another currency (the Second Currency) for the purpose of:

15.1.1	making or filing a claim or proof against the Company; or
15.1.2	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

the Company shall as an independent obligation, within 3 Business Days of demand, indemnify the Noteholder or Optionholder to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

15.2	The Company waives any right it may have in any jurisdiction to pay any amount under this Note Deed in a currency or currency unit other than that in which it is expressed to be payable.
15.3

On making any conversion under clause 15.1, the Noteholder or Optionholder may itself or through its bankers purchase one currency with another, whether or not through an intermediate currency whether spot or forward, in the manner and amounts and at such times as it sees fit.

Indemnities

15.4	The Company will, within 10 Business Days, pay on demand, and indemnify on demand each Noteholder and Optionholder against, any cost, loss or liability incurred by them as a result of:
15.4.1	the occurrence of any Event of Default including the exercise of any rights, discretions or powers that arise upon an Event of Default;
15.4.2

any false or misleading statement or material omission in any information provided to a Noteholder or Optionholder in the six months prior to the entry into this Deed by the Noteholders and Optionholders including in relation to any conduct of a Noteholder or Optionholder in reliance on such information provided;

15.4.3	any Note or Option not being issued to a Noteholder for any reason if the Subscription Amount has been paid by a Noteholder in relation to that Note;

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15.4.4	a failure by the Company to pay any amount due under this Deed on its due date in the manner required by this Deed;
15.4.5

funding, or making arrangements to fund, the Subscription Amount in relation to the Notes but not made by reason of the material breach of any one or more of the provisions of the Transaction Documents by the Company;

15.4.6	investigating any event which it reasonably believes is an Event of Default;
15.4.7	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;
15.4.8	any enquiry, investigation, subpoena (or similar order) or litigation with respect to the Group or its business or with respect to the transactions contemplated by the Transaction Documents;
15.4.9	any amendment or waiver to the Transaction Documents requested by the Company; and
15.4.10	the exercise, enforcement or the preservation of, or any attempt to exercise, enforce or preserve, any rights or remedies provided for in the Transaction Documents.

Continuing indemnities

15.5	Each indemnity in this Deed is a separate, independent and continuing obligation despite:
15.5.1	any settlement of account;
15.5.2	the termination of this Deed, the effect of clause 9 or the occurrence of any other thing,

19.and remains in full force and effect until:

15.5.3	all money owing, contingently or otherwise, under this Deed has been paid in full; and
15.5.4	all obligations under this Deed have been finally discharged.
16.	Confidentiality

Confidentiality obligations

16.1

A party may not disclose, and must ensure that none of its auditors, officers, employees, advisers or agents disclose, the provisions of the Transaction Documents or Confidential Information about the other party or in any way relating to the matters contemplated by this Deed, except:

16.1.1	with the written consent of the other party;
16.1.2

to an officer, employee, professional adviser, consultant or other representative or financier of that party who needs to know such information in the conduct of his or her duties provided that the party must use its best efforts to ensure all permitted disclosures under this clause 16 are kept confidential;

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16.1.3

as required by an applicable law, any order or rule of any Government Agency, the ASX, the rules of a recognised stock exchange, any regulatory guidance or policy, the terms of any trust deed, contract or other document in effect as at the date of this Deed, provided that, where practical, the disclosing party will first consult with the other party about the form and content of the disclosure;

16.1.4	to the shareholders of that party;
16.1.5

if the information is, for the purpose of complying with (and only to the extent required to comply with) the provisions of the Delaware General Corporation Law or the ASX Listing Rules or any other applicable law, contained in any document issued by the Company in a form acceptable to the Noteholders (acting reasonably);

16.1.6	in connection with legal or other proceedings relating to this Deed; or
16.1.7	where the information has entered the public domain, other than by way of a breach of this Deed.

Announcement obligations

16.2	Immediately upon execution of this Deed, the Company will release the Agreed ASX Announcement to the ASX.
16.3

The Company must cause an announcement to be made (promptly and without delay) on the occurrence of any Relevant Event as required pursuant to the Company's continuous disclosure obligations under the ASX Listing Rules and the rules of any other Relevant Stock Exchange.

16.4

Other than as provided for in clauses 16.2 and 16.3 and subject to all applicable laws, none of the Company or the Noteholders shall (a) issue a press release or make any public announcement or other public disclosure with respect to any of the transactions contemplated herein without obtaining the prior written consent of each Noteholder or (b) use the name of any Noteholder or any of its affiliates without obtaining in each instance the prior written consent of such Noteholder or its affiliate, as the case may be except for announcements required to be made in accordance with the ASX Listing Rules upon (x) the Company obtaining the Securityholder Approval; and (y) the completion of the Subsequent Subscription, provided that, in such case, the Company must consult with the relevant Noteholder at least 1 Business Day prior to such announcement as to the content of that announcement and must take into account any reasonable comments of the Noteholder to the extent such comments can be incorporated without the Company being in breach of any applicable laws or regulations or any other provision of this Deed.

16.5

The Company must, before lodging with ASX any notifications regarding any substantial holding in the Company obtained by any current or former Noteholder or Optionholder, consult with the relevant current or former Noteholder or Optionholder (as applicable) for at least 1 Business Day as to the content of that notification and must take into account any reasonable comments of the current or former Noteholder or Optionholder to the extent such comments can be incorporated without the Company being in breach of the Deed of Undertaking given in favour of ASX at or about the time of listing on ASX in respect of notifications of substantial holding information.

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17.	Expenses
17.1

The Company will reimburse the Noteholders' reasonable costs and expenses which are incurred in connection with the Transaction Documents (including legal costs) within 15 Business Days of receipt of a valid invoice with supporting documentation.

18.	Interest

Interest on Notes

18.1	Interest will accrue in respect of each Notes:
18.1.1	at a rate equal to 8.0% per annum, compounded annually;
18.1.2

from day to day and is calculated on the basis a year of 365 days and the actual number of days elapsed from and including the Subscription Date to, and including, the Maturity Date, or its earlier voluntary or involuntary redemption.

18.2

Subject to clause 18.3, all accrued interest in relation to a Note will be paid by the Company on the date of redemption of any Notes (including the Maturity Date, the Optional Redemption Date or one Business Day after an Acceleration Event, as the case may be).

18.3

If a Note is Converted in accordance with this Deed, no interest in relation to that Note will be payable to any Noteholder, whether upon issue of the Shares to CDN and the issue of CDIs by CDN to the Noteholders in accordance with clause 6.11 or otherwise.

Default Interest

18.4

If the Company fails to pay any amount payable by it under or in connection with this Deed on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate of 10% per annum, compounded monthly, accruing from day to day and calculated on the basis a year of 365 days and the actual number of days elapsed. Any default interest accruing under this clause 18.4 shall be immediately payable by the Company on demand.

19.	Voting Rights
19.1	The Notes and Options do not carry any voting rights at Securityholder meetings of the Company unless and until Converted or exercised, respectively.
20.	Participation rights
20.1

A Noteholder is not (by virtue of holding the Notes) and an Optionholder is not (by virtue of holding the Options) entitled to participate in any new issue of Securities made by the Company to its Securityholders without first Converting the Notes.

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21.	Reorganisations
21.1	The rights of a Noteholder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganisation of the Company's capital at the time of the reorganisation.
22.	Foreign holders
22.1

Where a Note is held by or on behalf of a person resident outside Australia or the United States then, notwithstanding any other terms or conditions applicable to a Note, it will be a condition precedent to the right of the Noteholder to receive payment of any amount payable under these terms and conditions or to obtain CDIs on Conversion that the requirements of all applicable laws of the United States, Australia or any of their respective states or territories and of the country of residence of the Noteholder in respect of such payment or Conversion are satisfied so that such payment or Conversion will not result in a breach of any such applicable law by the Company.

23.	Transfer and Assignment
23.1

A Note or Option may be freely assigned or transferred and a Noteholder may assign any of its rights or transfer any of its rights and obligations under this Deed (including, for the avoidance of doubt, the right to subscribe for Notes and Options) provided that:

23.1.1	such assignment or transfer does not breach applicable laws;
23.1.2	the Company will not be required to pay or reimburse any party with respect to any additional Taxes, charges or costs which would not have arisen had the assignment or transfer not occurred;
23.1.3

such assignment or transfer is not to a direct competitor of the Company if, as a result of such assignment or transfer, such direct competitor will hold fifty percent (50%) or more of the aggregate principal amount of the Notes then outstanding;

23.1.4	the restriction in clause 6.8 does not then apply; and
23.1.5

in respect of any assignee or transferee of any rights or obligations under this Deed (if not already a party to this Deed as a Noteholder), it has acceded to this Deed as a Noteholder by delivering to the Company an Instrument of Adherence in substantially the form attached hereto in Schedule 9.

23.2

With effect from the date of acceptance by the Company of an Instrument of Adherence delivered in accordance with clause 23.1.5 above (which acceptance the Company shall grant to any assignment or transfer that is permitted under this Clause 23), the new Noteholder shall assume the same obligations and become entitled to the same rights, as if it had been an original party to this Deed as a Noteholder.

23.3	On the date of any assignment or transfer made in accordance with this clause 23, the Company shall:
23.3.1	issue to each such transferee Noteholder and Optionholder (as applicable):

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23.3.1.1	a Note Certificate for the Notes transferred or assigned to them; and
23.3.1.2	an Option Certificate for the Options transferred or assigned to them; and
23.3.2

enter details of the assignment or transfer of each Option and/or Note and each new Noteholder and/or new Optionholder (as relevant) in the Registers in accordance with its obligation to maintain the Registers in accordance with clause 4.

23.4

Notwithstanding anything else in this agreement (and in particular in Clause 12.1.8 and Clause 12.1.9), the Company acknowledges and agrees that J.P. Morgan Securities plc shall be permitted to transfer its rights and obligations under this Deed (including the right to subscribe for Notes and Options) and/or to transfer Notes or Options to J.P. Morgan GT Corporation, London Branch (with its offices at 25 Bank Street, Canary Wharf, London, E14 5JP, United Kingdom).

23.5

Notwithstanding anything else in this agreement (and in particular in Clause 12.1.8 and Clause 12.1.9), the Company acknowledges and agrees that HEC Master Fund LP shall be permitted to transfer its rights and obligations under this Deed (including the right to subscribe for Notes and Options) and/or to transfer Notes or Options with an aggregate value of up to US$1,000,000 to a citizen of the United States of America who is an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act.

24.	conversion of CDis to shares and Alternative Listings
24.1

Noteholders and Optionholders are entitled to convert any CDIs held by them at any time (whether such CDIs are obtained by such Noteholders or Optionholders as result of Conversion of any Notes or exercise of any Options, respectively, or otherwise) into the equivalent number of Shares that such CDIs represent (where one CDI is equal to one-tenth of a Share) within five Business Days of written notice to the Company under this clause.

24.2	If, at the time of Conversion of any Note or exercise of any Option or after conversion of CDIs into Shares under clause 24.1:
24.2.1	CDIs are no longer quoted on ASX; or
24.2.2	the Company’s Shares are or become quoted on any Alternative Stock Exchange,

then the Company must:

24.2.3

in the case of a Conversion of the Notes or exercise of the Options where the CDIs are no longer quoted on ASX, issue to the Noteholder or Optionholder, as applicable, the number of Shares calculated in accordance with clause 6.13;

24.2.4	enter the relevant Noteholder or Optionholder, as the case may be, into the Company's register of members as the holder of the relevant number of Shares;
24.2.5	deliver to the Noteholder or Optionholder (or procure the delivery of) a holding statement showing the Noteholder or Optionholder, as the case may be, as the holder of the relevant Shares;

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24.2.6

apply for and use its reasonable efforts to obtain quotation of the Shares (or any equivalent amount of securities whose value is referable to the Shares) on any Alternative Stock Exchange (and, if there is more than one Alternative Stock Exchange, on the exchange that is nominated in writing by the holder of those Shares) as soon as practicable on such terms and conditions as are usual for quotation of securities on that Alternative Stock Exchange;

24.2.7

notwithstanding the issue of the Prospectus, to the extent that any action is required to be taken in order to facilitate the on-sale of Shares, Notes, Options or securities, to take such action (including, where required, issuing a further prospectus, cleansing notice or disclosure document in respect of the Shares, Notes, Options or securities) to ensure that such Shares, Notes, Options or securities will, on and from the Subscription Date, at all times thereafter be freely tradable, including where applicable on the Relevant Stock Exchange; and

24.2.8

in the event that the Company’s Shares become quoted on NASDAQ or any other Alternative Stock Exchange approved in writing by the Majority of Noteholders and the Company remains in compliance with this clause 24.2, then notwithstanding any other clause of this Deed, the failure to issue CDIs under this Deed or to continue to list or quote CDIs on ASX or a suspension of the trading of CDIs shall not be deemed to be a breach of this Deed.

25.	notices

Address for notices

25.1	All notices and other communications required by this Deed must be:
25.1.1	in writing and in English;
25.1.2	addressed to the recipient at the following address or to such other address as a party may from time to time notify to the others in writing:

20.Company

21.Address:    REVA Medical, Inc.

22.             5751 Copley Dr.

23.             San Diego, CA 92111

24.Attention:  Chief Executive Officer

25.Facsimile:  +1 (858) 966-3089

26.Email:      rgroves@revamedical.com

27.Noteholder and Optionholder

28.As set out in Schedule 1 until the Subscription Date, and thereafter as set out in the relevant Register.

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25.1.3	either:
25.1.3.1	delivered by hand or sent by prepaid post (airmail if outside Australia) to the addressee's address;
25.1.3.2	sent by facsimile to the addressee's facsimile number; or
25.1.3.3	sent by email to the addressee's email address.

Time of receipt

25.2

Without limiting any other means by which a party may be able to prove that a notice or other communication has been received by another party, a notice or other communication will be deemed to be duly received:

25.2.1	if sent by hand, when delivered to the address of the recipient;
25.2.2	if sent by pre-paid post, three Business Days (if posted within Australia to an address in Australia) or nine Business Days (if posted from one country to another) after the date of posting;
25.2.3	if sent by facsimile, on receipt by the sender of an acknowledgement or transmission report generated by the machine from which the facsimile was sent;
25.2.4	if sent by email:
25.2.4.1	when the sender receives an automated message confirming delivery; or
25.2.4.2	five hours after the time sent (as recorded on the device from which the sender sent the email) unless the sender receives an automated message that the email has not been delivered,

whichever happens first,

29.provided that if a notice or other communication is served by hand on a day which is not a Business Day, or after 5.00pm on any Business Day, such notice or communication will be deemed to be duly received by the recipient at 9.00am on the first Business Day thereafter.

26.	Status of Noteholders
26.1	Subject to the terms of the Transaction Documents, each Noteholder is entitled to enforce its rights under the Transaction Documents independently from each other Noteholder.
26.2

The obligations of each Noteholder under the Transaction Documents are several. Failure by a Noteholder to perform its obligations under the Transaction Documents does not affect the obligations of any other party. No Noteholder is responsible for the obligations of any other party under the Transaction Documents.

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26.3

The rights of each Noteholder under or in connection with the Transaction Documents are separate and independent rights and any debt arising under the Transaction Documents to a Noteholder from the Company will be a separate and independent debt.

27.	Status as creditors and subordination
27.1	Prior to Conversion, each Note:
27.1.1	ranks equally with each other Note;
27.1.2	confers rights on each Noteholder as a senior unsecured creditor of the Company; and
27.1.3	does not confer on a Noteholder any right to attend or vote at general meetings of the Company (other than by reason of pre-existing rights to do so).
27.2	By accepting the issue of a Note each Noteholder:
27.2.1	agrees to be bound by this Deed; and
27.2.2	acknowledges that it is a senior unsecured creditor of the Company and that the Note does not confer rights as a member of the Company until Conversion.
28.	Payments

Payment

28.1	All payments to be made in relation to a Note will be made:
28.1.1	without deduction of all withholdings and deductions required by law except as required in clause 28.2 below; and
28.1.2	in Immediately Available Funds to a bank account to be nominated by the relevant party in US Dollars.

Withholdings, deductions and gross-up

28.2	Whenever the Company is obliged to make a deduction in respect of Tax from any payment to a person (Payee) in connection with this Deed:
28.2.1	it will promptly pay the amount deducted to the appropriate Government Agency;
28.2.2

it will promptly and in any event within 30 days of the end of the month in which the deduction is made, deliver to the Payee official receipts or other evidence of payment acceptable to the relevant Payee (acting reasonably); and

28.2.3

unless the Tax is an Excluded Tax, it will pay the Payee on the due date of the payment any additional amounts necessary (as determined by the relevant Payee) to ensure that the relevant Payee receives when due a net amount (after payment of any Taxes in respect of those additional amounts) in the relevant currency equal to the full amount which it would have received had a deduction not been made, and it will indemnify the relevant

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Payee against such Tax and any amounts recoverable from the relevant Payee in respect of such Tax.
28.3	The Company waives any statutory right to recover from any Payee any amount paid under clause 28.2.
28.4	The obligations of the Company under clause 28.2 survive the redemption or Conversion of all Notes and the termination of this Deed.

Calculations

28.5

The resolution of a dispute over any calculations which are required to be made for the purposes of the Deed will be made by the auditors of the Company for the time being and will, in the absence of manifest error, be final, conclusive and binding on the Noteholders and Optionholders.

29.	Miscellaneous

Entire agreement

29.1

the Transaction Documents comprise the entire agreement between the parties with respect to the subject matter of the Transaction Documents and supersedes all prior understandings, agreements, representations and correspondence with respect to the same.

29.2	No party can rely on an earlier written document or anything said or done by or on behalf of another party before the Transaction Documents were executed.

Assignment

29.3

A Noteholder or Optionholder may assign the benefit of the Transaction Documents or otherwise transfer the benefit of the Transaction Documents or a right or remedy under it to another party (Assignee), provided that:

29.3.1	the Noteholder or Optionholder, as the case may be, has validly transferred Notes or Options, as the case may be, to the Assignee in accordance with clause 23;
29.3.2

the Assignee enters into a deed of assignment and assumption in respect of all of the rights and obligations of the Noteholder or Optionholder in relation to the Notes or Options that have been so assigned; and

29.3.3	the Assignee agrees to be bound by the terms of the Registration Rights Agreement, as further specified therein.
29.4

The Company may not assign any of its rights or obligations under this Deed to any person without the consent of the Majority of Noteholders, which consent may not be unreasonably withheld in connection with a Permitted Transaction where the acquirer agrees to be bound by the obligations under the Transaction Documents, the Notes and the Options on terms satisfactory to the Noteholders and Optionholders.

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Consent must be in writing

29.5	Any consent given or a right, power or remedy waived by a party in connection with this Deed is only effective if given or waived in writing.

No set off

29.6

The Company cannot claim, exercise or attempt to exercise any right of set-off or any other right which might reduce or discharge any actual or contingent indebtedness or other monies owing by it to a Noteholder except as required by a mandatory provisions of any applicable law that cannot be excluded.

29.7

A Noteholder may, but need not, set off any obligation from the Company to that Noteholder against any obligation owed by that Noteholder to the Company (whether or not matured), regardless of the place of payment or currency of either obligation. If the obligations are in different currencies, the Noteholder may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

Severability

29.8

If a clause or part of a clause of this Deed can be read in a way that makes it illegal, unenforceable or invalid, but can also be read in a way that makes it legal, enforceable and valid, it must be read in the latter way. If any clause or part of a clause is illegal, unenforceable or invalid, that clause or part is to be treated as removed from this Deed, but the rest of this Deed is not affected.

Certificates

29.9	Any certification or determination by a Noteholder or Optionholder of an amount due under this Deed is sufficient evidence of the matters to which it relates unless the contrary is proved.

Amendments and waivers

29.10

At any time and from time to time the Company may, by resolution of its Board, modify, alter, cancel, amend or add to all or any of this Deed, provided that such modification, alteration, cancellation, amendment or addition has previously been approved by the Majority of Noteholders or by Unanimous Resolution (as applicable) in accordance with clause 11.

29.11

A waiver of a provision of this Deed or a right or remedy arising under this Deed, including this clause, must be in writing and signed by the party granting the waiver, provided that, in the case of any such waiver by the Noteholders, such waiver is passed by the Majority of Noteholders or by Unanimous Resolution (as applicable) in accordance with clause 11.

Legal advice

29.12	Each party acknowledges that it has received legal advice about this Deed or has had the opportunity of receiving legal advice about this Deed.

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Cumulative rights

29.13	The rights and remedies of a party under this Deed do not exclude any other right or remedy provided by law.

Non-merger

29.14	No provision of this Deed merges on completion of any transaction (including on issue of any Note or Option or on conversion of any Note or exercise of any Option) contemplated by this Deed.

Execution of separate documents

29.15

This Deed is properly executed if each party executes either this document or an identical document. In the latter case, this Deed takes effect when the separately executed documents are exchanged between the parties.

Further acts

29.16

Each party must promptly execute all documents and do all things that another party from time to time reasonably requests to effect, perfect or complete this Deed and all transactions incidental to it.

Governing law and jurisdiction

29.17

This Deed shall be governed by and construed in accordance with the laws of the State of Delaware without resort to the State’s conflicts of laws rules. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the state and federal courts sitting in Delaware (the Delaware Courts) and all courts which have jurisdiction to hear appeals from those courts. Each party agrees not to assert in any proceeding in any Delaware Courts any claim that it is not personally subject to the jurisdiction of such Delaware Court, or that such proceeding has been commenced in an improper or inconvenient forum.

Service of process

29.18

Without prejudice to any other mode of service allowed under any relevant law, the Company agrees that it shall appoint and maintain at all times an agent physically located in Delaware for service of process (which agent has provided evidence to the Noteholders of its acceptance of such appointment) in relation to any proceedings under or in connection with this Deed and agrees that failure by the process agent to notify it of the process will not invalidate the proceedings concerned.

No promotion

29.19

The Company and the Noteholders agree that they will not, without the prior written consent of the applicable Noteholder or its affiliates, as the case may be, in each instance, (a) use in advertising, publicity, or otherwise the name of any Noteholder, or any of its affiliates, or any partner or employee of a Noteholder or its affiliates, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by such Noteholder or its affiliates, or (b) represent, directly or indirectly, that any product or

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any service provided by the Company has been approved or endorsed by any Noteholder or its affiliates.

No fiduciary duty

29.20	The Company acknowledge and agree that nothing in this Deed shall create a fiduciary duty of any Noteholder or its affiliates to the Company or its shareholders.

Investment banking services

29.21

Notwithstanding anything to the contrary herein or any actions or omissions by representatives of any Noteholder or any of its affiliates in whatever capacity, including as a director or observer to the Board, it is understood that neither Noteholder nor any of their respective affiliates is acting as a financial advisor, agent or underwriter to the Company or any of its Affiliates or otherwise on behalf of the Company or any of its Affiliates unless retained to provide such services pursuant to a separate written agreement.

Exculpation among Noteholders

29.22

Each Noteholder acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Notes or the Options. Each Noteholder agrees that neither it nor its respective controlling persons, officers, directors, partners, agents, or employees of any Noteholder shall be liable to any other Noteholder for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Notes or Options.

30.	Definitions and interpretation

Definitions

30.1	In this Deed, and all documents issued under or pursuant to this Deed, the following definitions apply unless the context otherwise requires:

30. 2014 Note Deed means a Convertible Note Deed, dated September 25, 2014, by and among the Company and each person set out in Schedule 1 thereto.

31.Acceleration Event has the meaning given in clause 10.3;

32.Additional Shares has the meaning set out in clause 7.12;

33.Affiliate means any corporation or other legal entity that directly or indirectly controls, is controlled by, or is under common control with a Noteholder to the extent of at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors;

34.Aggregate Consideration has the meaning set out in clause 7.8;

35.Alternative Stock Exchange means at any time, in the case of the Shares, any stock exchange or securities market on which the Shares are then listed or quoted or dealt in other than the ASX;

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36.applicable laws means the applicable laws of any relevant jurisdiction, including but not limited to Delaware General Corporation Law, the Corporations Act, the Securities Act, the Securities Exchange Act, the ASX Listing Rules or rules of any other Relevant Stock Exchange, anti-bribery laws and any other relevant foreign laws and policies;

37.ASIC means the Australian Securities and Investments Commission;

38.Assignee has the meaning set out in clause 29.3;

39.ASX means ASX Limited ACN 008 624 691 or the market it operates as the context requires;

40.ASX Listing Rules means the official listing rules of ASX;

41.ASX Settlement Operating Rules means the settlement rules of the settlement facility provided by ASX Settlement Pty Ltd ABN 49 008 504 532;

42.Australia means the Commonwealth of Australia;

43.Australian Dollars or A$ means the lawful currency of Australia;

44.Authorisation means:

(a)

any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Government Agency or third party; or

(b)

in relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action;

45.Automatic Acceleration has the meaning given in clause 10.3;

46.Board means the board of directors of the Company from time to time;

47.Business Day means a day on which banks are open for business in Delaware, United States of America, Sydney, Australia and Hong Kong (excluding a Saturday, Sunday or public holiday);

48.Calculation Date means each 12 month anniversary of the Subscription Date on or before the Maturity Date, and if that day is not a Business Day, the next Business Day;

49.Cash Settlement Amount means the number of CDIs which would have been issued to the Noteholder on Conversion multiplied by the average daily VWAP of the CDIs during the 20 Trading Days after receipt of the Conversion Notice (or where CDIs are no longer quoted on ASX, the number of Shares which would have been issued to the Noteholder on Conversion multiplied by the average daily VWAP of the Company’s Shares as traded on any Relevant Stock Exchange for a period of 20 consecutive Trading Days after receipt of the Conversion Notice), provided that if a Change of Control Event is announced or has been proposed or is underway at

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any time during such period, the Noteholders may elect that the notional price per Share or CDI (as relevant) implied in the price paid or to be paid in such Change of Control Event shall be used rather than an average daily VWAP;

50.CDI means a CHESS Depositary Interest in one-tenth of a Share;

51.CDN means CHESS Depositary Nominees Pty Limited, a wholly owned subsidiary of ASX, which acts as the depositary nominee in respect of CDIs;

52.CHESS Depository Interest means a security interest as defined in the ASX Settlement Operating Rules;

53.Certificate means (a) a Note certificate in the form set out in Schedule 5 issued to a Noteholder in accordance with clause 3 of this Deed (Note Certificate), (b) an Option certificate in the form set out in Schedule 5 issued to a Noteholder in accordance with clause 3 of this Deed (Option Certificate) or (c) either or both of them, as the context requires;

54.Change of Control Event means any person or group of persons acting in concert gains direct or indirect control of the Company or the adoption of a plan relating to the liquidation or dissolution. For the purposes of this definition:

(a)	"control" of the Company means:
(i)	the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:
(A)	cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting of Securityholders of the Company;
(B)	appoint or remove all, or the majority, of the directors or other equivalent officers of the Company; or
(C)	give directions with respect to the operating and financial policies of the Company with which the directors or other equivalent officers of the Company are obliged to comply;
(ii)

the holding legally or beneficially of more than 50% of the issued share capital of the Company (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); and

(b)

"acting in concert" means, a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition directly or indirectly of shares in the Company by any of them, either directly or indirectly, to obtain or consolidate control of the Company.

55.Commitment means in relation to each Noteholder, the aggregate value of Notes listed against its name in Schedule 1 and Schedule 2;

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56.Competitor means a party engaged in the sale, distribution and/or development of interventional coronary products, including but not limited to Medtronic, Inc., Boston Scientific Corporation, Abbott Laboratories, Johnson & Johnson Corporation, Biosensors, Inc. and Elixir Medical Corporation, and each of their respective parents, subsidiaries, affiliates, successors and assigns.

57.Company Affiliate has the meaning set out in clause 12.2.17;

58.Conditions Precedent has the meaning given to it in clause 1.15;

59.Confidential Information means non-public information relating to the other parties provided by or on behalf of, or obtained from the other parties (or its officers, employees or agents) and includes:

(a)	all trade secrets, ideas, concepts, know-how, technology, operating procedures, processes, knowledge and other information of any kind which is not in the public domain;
(b)	all notes and reports incorporating or derived from information referred to in paragraph (a) above; and
(c)	all copies of the information, notes and reports referred to in paragraphs (a) and (b) above;

60.Conversion means the conversion of the Notes into Shares (and the subsequent issue of CDIs) pursuant to clauses 6.10 to 6.13 (inclusive) of this Deed and Convert has a corresponding meaning;

61.Conversion Date has the meaning set out in clause 6.11;

62.Conversion Notice means a notice in the form of Schedule 6;

63.Conversion Period means the period commencing one Business Day after the applicable Subscription Date and ending on the Maturity Date;

64.Conversion Price means, in respect of a Note, US$8.655 for each Share to be issued upon Conversion of that Note (equating to US$0.8655 per CDI ultimately issued), as adjusted pursuant to clause 7 of this Deed;

65.Convertible Securities has the meaning given in clause 7.9.1;

66.Corporations Act means Corporations Act 2001 (Cth);

67.Current Market Price means, in respect of a Share at a particular date, 10 times the arithmetic average of the VWAP of a CDI for each day during the five consecutive Trading Days ending on the Trading Day immediately preceding such date provided that:

(a)

if at any time during the said five Trading Day period the VWAP will have been based on a price ex-Dividend (or ex-any other entitlement) and during some other part of that period the VWAP will have been based on a price cum-Dividend (or cum-any other entitlement), then:

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(i)

if the CDIs to be issued or transferred and delivered do not rank for the Dividend (or entitlement) in question, the VWAP on the dates on which the CDIs will have been based on a price cum-Dividend (or cum- any other entitlement) will for the purpose of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per CDI as at the date of first public announcement of such Dividend (or entitlement), in any such case, determined on a gross basis and disregarding any withholding or deduction required to be made on account of tax, and disregarding any associated tax credit; or

(ii)

if the CDIs to be issued or transferred and delivered do rank for the Dividend (or entitlement) in question, the VWAP on the dates on which the CDIs will have been based on a price ex-Dividend (or ex- any other entitlement) will for the purpose of this definition be deemed to be the amount thereof increased by an amount equal to the Fair Market Value of any such Dividend or entitlement per CDI as at the date of first public announcement of such Dividend (or entitlement), in any such case, determined on a gross basis and disregarding any withholding or deduction required to be made on account of tax, and disregarding any associated tax credit;

(b)

if on each of the said five Trading Days the VWAP will have been based on a price cum-Dividend (or cum- any other entitlement) in respect of a Dividend (or other entitlement) which has been declared or announced but the CDIs to be issued or transferred and delivered do not rank for that Dividend (or other entitlement) the VWAP on each of those dates will for the purposes of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or other entitlement per CDI as at the date of the first public announcement of such Dividend or entitlement, in any such case, determined on a gross basis and disregarding any withholding or deduction required to be made on account of tax, and disregarding any associated tax credit;

(c)

if the VWAP of a CDI is not available on one or more of the said five Trading Days (disregarding for this purpose the proviso to the definition of VWAP), then the average of such VWAPs which are available in that five Trading Day period will be used (subject to a minimum of two such prices) and if only one, or no, such VWAP is available in the relevant period, the Current Market Price will be determined in good faith by a Financial Advisor;

(d)

if CDIs are not, during that period, listed on the ASX but Shares or some alternative security referable to the value of Shares are listed on a Relevant Stock Exchange, then it shall mean the VWAP of a Share (or equivalent number of alternative securities as equal a Share) on those Trading Days on the Relevant Stock Exchange; and

(e)	if the VWAP is in a currency other than the Relevant Currency, it shall be converted into the Relevant Currency at the Prevailing Rate.

68.Declaration of Acceleration has the meaning given in clause 10.2;

69.Deed means this convertible note deed;

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70.Delaware Courts has the meaning set out in clause 29.17;

71.Determinate Date has the meaning given in clause 11.7;

72.Dividend means any dividend or distribution to Securityholders whether of cash, assets or other property, and however described and whether payable out of share premium account, profits, retained earnings or any other capital or revenue reserve or account, and including a distribution or payment to Securityholders upon or in connection with a reduction in capital (and for these purposes a distribution of assets includes without limitation an issue of CDIs, or other Securities credited as fully or partly paid up by way of capitalisation of profits or reserves);

73.Effective Price has the meaning set out in clause 7.12;

74.Employee Incentive Scheme means the 2010 Equity Incentive Plan (as amended on 15 March 2014) and the 2001 Equity Incentive Plan in the form disclosed to the Noteholders prior to the date of this Deed or as otherwise amended with the consent of the Majority of Noteholders, or such other equity incentive plan(s) which may be adopted from time to time by the Company with the approval of the Board and the Company’s stockholders, if required;

75.Event of Default has the meaning given in clause 10.1;

76.Excluded Tax means a Tax imposed by a jurisdiction on the overall net income of a Noteholder;

77.Exercise Price has the meaning given to such term in Schedule 2;

78.Face Value has the meaning given to such term in clause 1.1.1;

79.Fair Market Value means with respect to any property on any date, the fair market value of that property as determined in good faith by a Financial Advisor provided that (i) the Fair Market Value of any cash amount will be the amount of such cash provided that amounts declared or paid or payable in other currencies are to be translated into the Relevant Currency at the rate of exchange used to determine the amount payable to Securityholders who were paid or are to be paid or are entitled to be paid such cash, or where such rate of exchange is not publicly available information, at the Prevailing Rate on that date; (ii) where Securities, options, warrants or other rights are publicly traded in a market of adequate liquidity (as determined by a Financial Advisor), the fair market value (a) of such Securities will equal the arithmetic mean of the daily VWAP of such Securities and (b) of such options, warrants or other rights will equal the arithmetic mean of the daily closing prices of such options, warrants or other rights, in the case of both (a) and (b) during the period of five Trading Days on the relevant market commencing on such date (or, if later, the first such Trading Day such Securities, options, warrants or other rights are publicly traded); (iii) where Securities, options, warrants or other rights are not publicly traded, the Fair Market Value of such Securities, options, warrants or other rights will be determined in good faith by a Financial Advisor, on the basis of a commonly accepted market valuation method and taking account of such factors as it considers appropriate, including the market price per CDI, the dividend yield of a CDI, the volatility of such market price, prevailing interest rates and the terms of such Securities, options, warrants or other rights, including as to the expiry date and exercise price (if any) thereof; and (iv) in the case of (i) and (ii) above of this definition disregarding any withholding or deduction required to be made on account of tax and any associated tax credit;

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80.Fantom means the Company's bioresorbable drug-eluting coronary scaffold, comprising a unibody design and the Company's proprietary polymer formulation for use in patients under a Fantom clinical protocol (or any amendments to such protocol) or a Fantom commercial label (or any amendment to such label);

81.Finance Debt means, in relation to a person, the indebtedness, present or future, actual or contingent, of that person in respect of moneys borrowed or raised or any financial accommodation whatever (whether subordinated or not), including:

(a)	any amount payable by such person under a Finance Lease;
(b)	indebtedness created, issued or assumed by such person:
(i)	for or in respect of moneys borrowed or raised;
(ii)	evidenced by bonds, debentures, notes (including convertible notes) or similar instruments; or
(iii)	in connection with the taking of deposits;
(c)

any swap, hedge arrangement, option, forward sale or purchase or repurchase agreement, cap, collar, floor, forward rate agreement, arbitrage transaction, futures contract or any other treasury or analogous transaction (whether or not constituting a combination or variation of any of the foregoing);

(d)

indebtedness created, incurred, issued or assumed by such person for the deferred purchase price of property or services (other than any such indebtedness which consists of trade accounts payable arising in the ordinary course of business and on terms requiring payment in full within no more than 120 days so long as such indebtedness is discharged in accordance with such terms);

(e)	obligations of such person under or in respect of:
(i)	letters of credit, performance bonds, undertakings or guarantees, bid bonds, banker's undertakings, insurance bonds or similar instruments issued to or for the account of such person;
(ii)	discounting arrangements or trade facilities (to the extent that accommodation has been provided or extended under such arrangements or facilities); or
(iii)

drafts, bills, promissory notes, debentures or other financial instruments (negotiable or otherwise) (other than reliquefication bills drawn by the person where the person has an indemnity in respect thereof from a financier endorsing or accepting the same);

(f)	par value, premium and dividend (whether or not declared, and whether or not there are sufficient profits or other moneys for payment) of or on any redeemable or repurchaseable share or stock; or

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(g)	any obligations to deliver property or services which are paid for in advance by a financier or which are delivered in advance in connection with any financing transaction.

82.A person will be taken to have incurred Finance Debt if that person has given a Guarantee of any Finance Debt. The amount of the liability of the person under any Guarantee will equal the amount of the Finance Debt supported or secured by that Guarantee.

83.Rollovers under a facility (including changes in the kind of Finance Debt where the facility so permits or provides) will be taken not to be the incurring by a person of Finance Debt except to the extent that it results in an increase in the principal amount outstanding of such Finance Debt;

84.Finance Lease means a lease which effectively transfers from the lessor to the lessee substantially all the risks and benefits incident to ownership of the leased property, without transferring the legal ownership;

85.Financial Advisor means an independent investment bank of international repute appointed by the Company and if the Company fails to do so within 5 Business Days, appointed by the Noteholder at the expense of the Company;

86.Government Agency means a government or any governmental, semi-governmental, legislative, administrative, fiscal, quasi-judicial or judicial entity, authority, department or other body (including any self-regulatory organisation established under statute);

87.Government Official has the meaning set out in clause 12.2.17;

88.Group means the Company and each of its Subsidiaries from time to time;

89.Guarantee means any guarantee, indemnity, legally binding letter of comfort or suretyship. It includes any other obligation or irrevocable offer (whatever called and of whatever nature):

(a)	to pay or to purchase;
(b)

to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;

(c)	to indemnify against the consequences of default in the payment of; or
(d)	to be responsible otherwise for,

90.an obligation or debt of another person, a dividend, distribution, capital or premium on shares or other interests, or the solvency or financial condition of another person;

91.Immediately Available Funds means cash, bank cheque or telegraphic or other electronic means of transfer of cleared funds into a bank account in clear funds without deduction, set-off or counterclaim unless expressly authorised by the terms of this Deed;

92.Incorrect Recovery has the meaning given in clause 11.7.2;

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93.Initial Commitment means, in relation to each Noteholder, the total amount in US Dollars listed against its name in Schedule 1;

94.Initial Conditions Precedent has the meaning given to it in clause 1.14;

95.Initial Note Allocation means in relation to each Noteholder, the number of Notes equal to each Noteholder's Commitment listed against its name Schedule 1 divided by the Face Value per Note;

96.Initial Option Allocation means, in relation to each Noteholder, the number of Options listed against its name in Schedule 1, being its entitlement to Options in respect of its Initial Note Allocation as determined by clause 1.1.3;

97.Initial Subscription Date means, subject to the conditions set out in clause 1.2, the Open Date;

98.Insolvency Event means the occurrence of any one or more of the following events in relation to any person:

(a)

other than for the purpose of effecting a voluntary winding up or liquidation of a solvent but dormant company (other than the Company), an application is made to a court for an order, proceedings are commenced, or an order is made, that it be wound up, declared bankrupt or that a provisional liquidator or receiver or receiver and manager be appointed, provided that if the Noteholders by Resolution are satisfied (acting reasonably) that the application or proceedings are frivolous or vexatious, they have not been withdrawn, struck out or dismissed within 20 Business Days of it being made;

(b)	a liquidator or provisional liquidator is appointed other than for the purpose of effecting a voluntary winding up or liquidation of a solvent but dormant company (other than the Company);
(c)	a receiver or similar officer is appointed to it or any of its assets;
(d)

it enters into an arrangement or composition with one or more of its creditors, or an assignment for the benefit of one or more of its creditors, in each case other than to carry out a reconstruction or amalgamation while solvent with the consent of the Majority of Noteholders (such consent not to be unreasonably withheld);

(e)

it proposes or a resolution is passed or proposed in a notice of meeting for a winding-up, liquidation, dissolution or reorganisation, moratorium, deed of company arrangement or other administration involving one or more of its creditors other than for the purpose of effecting a voluntary winding up or liquidation of a solvent but dormant company (other than the Company);

(f)

it is insolvent as disclosed in its accounts or otherwise states that it is insolvent, is presumed to be insolvent under an applicable law or otherwise is, or states that it is, unable to pay all its debts as and when they become due and payable;

(g)	any distress or execution is levied against it or any of its assets;

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(h)	any Security Interest granted by the relevant person becomes enforceable over any of its assets;
(i)	it ceases to carry on or suspends business or threatens to do so (other than as a result of a voluntary winding up or liquidation of a solvent but dormant company (other than the Company));
(j)	it disposes of all or a substantial part of its assets or threatens to do so;
(k)	it fails to comply with any final judgment or order made by a court of competent jurisdiction;
(l)

any expropriation, compulsory acquisition or order of a Government Agency relating to the sale, vesting or divesting of all or any material part of its assets, or any Government Agency threatens to do so,

99.or any analogous event or circumstance occurs under the laws of any jurisdiction;

100.Intellectual Property means:

(a)

any patents, patent applications, trademarks, trade names, service marks, designs, business names, copyrights, design rights, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests whether registered or unregistered; and

(b)	the benefit of all applications and rights to use such assets of any member of the Group;

101.Instrument of Adherence means an instrument of adherence substantially in the form set forth in Schedule 9.

102.IPO means a public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Shares with aggregate net proceeds to the Company of at least US$25,000,000 (before deduction of underwriters’ commissions and expenses);

103.IPO Price means the price per Share in US Dollars at which Shares are sold by the Company in its IPO;

104.Key Asset means Intellectual Property owned by the Group, licensed to a member of the Group or licensed by a member of the Group for use by third parties in each case in connection with Fantom or utilized for coronary stenting;

105.Lock-Up Agreement means an agreement substantially in the form set forth in Schedule 10, providing that Regina Groves will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests) any shares or CDIs of the Company or any securities that are convertible into or exchangeable for, or that represent the right receive any shares or CDIs of the Company;

106.Majority of Noteholders means Noteholders by Resolution;

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107.Material Adverse Effect means one or more events or occurrences or matters individually or in aggregate that has or could reasonably be expected to have a material adverse effect on:

(a)	the condition (financial or otherwise), prospects, business, assets or operations of the Group;
(b)	the ability of the Company to perform any of its obligations under this Deed;
(c)	the rights of or benefits available to the Noteholders under this Deed; or
(d)	the validity, priority or enforceability of this Deed;

108.Maturity Date means 60 months from the Subscription Date unless in the case of a Note, the Note has been previously redeemed or Converted in accordance with this Deed;

109.Meeting Procedures means the meeting procedures set out in Schedule 3;

110.Money Laundering Laws has the meaning set out in clause 12.2.18;

111.NASDAQ means The NASDAQ OMX Group or a market it operates as the context requires;

112.Note means the unsecured convertible loan notes to be issued by the Company under this Deed, convertible into Shares (in respect of which CDIs will be issued to the Noteholder), with the rights described in this Deed, title to which is recorded in and evidenced by an inscription in the Note Register;

113.Note Allocation means, in relation to each Noteholder, such Noteholder’s Initial Note Allocation and Subsequent Note Allocation;

114.Note and Option Application Form means the application form for Notes and attaching Options accompanying the Prospectus;

115.Noteholder means each Noteholder who holds Notes or has the right to be issued Notes from time to time, being each person set out in Schedule 1 and any permitted successor or assign;

116.Noteholder's Proportional Share has the meaning given in clause 11.5.1;

117.Official Quotation means admitted to trading on the ASX;

118.Open Date means the date on which the offer of Notes and Options opens under the Prospectus;

119.Options means the Options to be issued under this Deed with the terms and conditions set out in Schedule 3;

120.Option Allocation means, in relation to each Noteholder, such Noteholder’s Initial Option Allocation and Subsequent Option Allocation;

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121.Optional Redemption Date has the meaning set out in clause 6.3;

122.Optional Redemption Notice has the meaning set out in clause 6.3;

123.Optionholder means each Optionholder set out in Schedule 1 and any permitted successor or assign;

124.Payee has the meaning set out in clause 28.2;

125.Permitted Acquisition means any acquisition of assets:

(a)	in the ordinary course of day-to-day trading and which is on arm's length terms;
(b)	by any wholly owned member of the Group to any other member of the Group that is a direct or indirect Subsidiary of the Company;
(c)	(other than shares or businesses) in exchange for other assets necessary for the business of the Group;
(d)

otherwise where the net cost of all such acquisitions do not exceed US$2,000,000 (or its equivalent in any currency) in aggregate at any time prior to the Maturity Date (excluding any amounts expended to repurchase shares pursuant to (f) below);

(e)

the Majority of Noteholders are satisfied (acting reasonably) that all of their rights and entitlements under the Transaction Documents, the Notes and the Options shall not be materially prejudiced by the consummation of such event; or

(f)

where the net cost of all such acquisitions do not exceed US$12,500,000 (or its equivalent in any currency) in the aggregate at any time prior to the Maturity Date, to repurchase shares from Medtronic, Inc. pursuant to the Repurchase Agreement.

126.Permitted Debt means:

(a)	any Finance Debt in connection with this Deed or the 2014 Note Deed (provided that the principal amount of Notes on issue is not increased without the consent of the Majority of Noteholders);
(b)	any Finance Debt up to an aggregate amount of US$10,000,000 at any time outstanding, provided, however, that following an IPO, the reference to US$10,000,000 shall be to US$25,000,000;
(c)	any Finance Debt owed by any member of the Group to any other wholly owned member of the Group that is a direct or indirect Subsidiary of the Company;
(d)	any Finance Debt in respect of hedging in the ordinary course of trading and not for speculative or investment purposes; and
(e)	any other Finance Debt approved by the Majority of Noteholders,

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provided that any such Finance Debt must in all cases be subordinated to the Notes and any other Finance Debt in connection with this Deed, unless otherwise agreed by the Majority of Noteholders;

127.Permitted Disposal means any sale, lease, licence or disposal:

(a)	in the ordinary course of day-to-day trading and which is on arm's length terms;
(b)	from any member of the Group to any other wholly owned member of the Group that is a direct or indirect Subsidiary of the Company;
(c)	of obsolete or redundant fixed assets; or
(d)

of tangible assets (other than shares or businesses) in exchange for other assets reasonably comparable or superior as to type or quality or other capital assets necessary for the core business of the Company;

128.Permitted Security means:

(a)	any Security Interest existing at the date of this Deed provided that it has been disclosed in writing to each Noteholder before the date of this Deed;
(b)

any lien or charge arising by operation of law and in the ordinary course of trading provided that it has not arisen as a result of any default or omission by any member of the Group and that the debt it secures is either paid when due or is being contested in good faith by appropriate proceedings (where the Group has provisioned relevant amount against the event that a legally binding determination is made that payment is required);

(c)	any lien for:
(i)	rates, duties or fees of any kind payable to a Government Agency; or
(ii)	money payable for work performed by suppliers, mechanics, workmen, repairmen or employees and, in each case, arising in the ordinary course of business,

129.provided that it has not arisen as a result of any default or omission by any member of the Group and that the debt it secures is either not yet due or is being contested in good faith by appropriate proceedings (where the Group has provisioned the relevant amount against the event that a legally binding determination is made that payment is required);

(d)

any Security Interest arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to the Company in the ordinary course of trading and on the supplier's standard or usual terms and, unless disputed in good faith (where the Group has provisioned the relevant amount against the event that a legally binding determination is made that payment is required), not arising as a result of any default or omission by the Group or continuing for a period of more than 60 days;

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(e)

any Security Interest arising as a result of legal proceedings and discharged within 30 days or otherwise contested in good faith (where the Group has provisioned the relevant amount against the event that a legally binding determination is made that payment is required) and not otherwise constituting an Event of Default;

(f)	any Security Interest over any rental deposits in respect of any property leased or licensed by the Company in respect of amounts representing not more than twelve months' rent for that property;
(g)	any Security Interest over documents of title and goods as part of a documentary credit transaction entered into in the ordinary course of business;
(h)

any Security Interest over bank accounts or retention rights in favour of the account holding bank and granted as part of that financial institution's standard terms and conditions provided that the financial institution has not provided any Finance Debt to any member of the Group; and

(i)	any other Security Interest created or granted with the consent of the Majority of Noteholders;

130.Permitted Transaction means a transaction undertaken in connection with a Change of Control Event, outside of any process or event in connection with an Insolvency Event or available under the laws of bankruptcy or insolvency in any jurisdiction, that is constituted by an offer or announcement by a person to acquire, by way of tender offer, merger, takeover offer, scheme of arrangement or equivalent in any other jurisdiction, more than 50% of the Shares of the Company then on issue in circumstances where no Event of Default is then continuing or would arise as a result of its implementation and either:

(a)

the Company shall survive such transaction and all of the business and assets of the Group will continue to be owned by the Group in the same or greater percentage following the consummation of such event; or

(b)

the Majority of Noteholders are satisfied (acting reasonably) that all of their rights and entitlements under the Transaction Documents, the Notes and the Options shall not be materially prejudiced by the consummation of such event;

131.Potential Event of Default means anything which with notice, time or both is reasonably likely to become an Event of Default;

132.Prevailing Rate means in respect of any day, the spot rate of exchange between the relevant currencies prevailing as at or about 12.00 noon (Sydney time) on that date as appearing on the relevant page on Bloomberg or such other information service provider that displays the relevant information, or if such rate cannot be determined on that day, the rate prevailing as at or about 12.00 noon (Sydney time) on the immediately preceding day on which such rate can be so determined.

133.Principal Outstanding means, in respect of a Note on any date, the Face Value of that Note;

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134.Prospectus means the prospectus to be issued by the Company in a form agreed by the Noteholders, which will include an offer to the Noteholders of Notes and Options as contemplated by this Deed, and comply with Chapter 6D of the Corporations Act;

135.Qualifying Dilutive Issue has the meaning set out in clause 7.6;

136.Redemption Amount means, for each Note, 100% of the Face Value plus any accrued, but unpaid, interest to (but excluding) the date of redemption with such interest accruing at the rate set out in clause 18;

137.Register means (a) the register of Noteholders to be kept under clause 4.1 (Note Register), (b) the register of Optionholders to be kept under clause 4.3 (Option Register) or (c) either or both of them, as the context requires;

138.Registration Rights Agreement means the First Amendment to Amended and Restated Investors’ Rights Agreement between the Company, each Noteholder and certain other investors dated September 25, 2014, substantially in the form set forth in Schedule 8, which provides each Noteholder with the right to require the Company to file a registration statement with the SEC in respect of any securities in the Company held by each such Noteholder to facilitate the sale of such securities on the same basis, and in the same circumstances, as each of the Investors that are a party to the existing Amended and Restated Investors’ Rights Agreement.

139.Relevant Currency means US Dollars;

140.Relevant Event means any Change of Control Event which occurs prior to the Maturity Date;

141.Relevant Stock Exchange means the ASX or the Alternative Stock Exchange, if any;

142.Repeating Representations means each of the representations set out in clauses 12.2.1, 12.2.2, 12.2.3, 12.2.4, 12.2.5, 12.2.6, 12.2.8, 12.2.11, 12.2.12, 12.2.15, 12.2.17, 12.2.18, 12.2.19, 12.2.21, 12.2.22 and 12.2.23;

143.Repurchase Shares means 1,732,260 shares of the Company’s Common Stock held by Medtronic as of the Initial Subscription Date;

144.Repurchase Agreement means that certain Stock Repurchase Agreement by and between the Company and Medtronic, dated on or about the date of this Deed;

145.Resolution means:

(a)	a resolution of Noteholders adopted at a meeting of Noteholders by:
(i)	a majority of the votes cast in respect of that resolution; and
(ii)	no fewer than three Noteholders, unless at such time there is a total of five or fewer total Noteholders; or
(b)	resolution of Noteholders made in writing under paragraph 12 of the Meeting Procedures and signed by Noteholders holding Notes that represent a majority of the outstanding

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principal face value amount of the outstanding principal face value amount of all outstanding Notes provided that no less than three Noteholders have signed such resolution, unless at such time there is a total of five or fewer total Noteholders;

146.SEC means the Securities and Exchange Commission of the United States;

147.Second Amendment means that certain Second Amendment to Convertible Note Deed and Subordination Agreement, dated of even date herewith, by and among the Company, Goldman Sachs International and Senrigan Masterfund

148.Securities means any securities including, without limitation, Shares, CDIs, options, warrants or other rights to subscribe for or purchase or acquire Shares or CDIs;

149.Securities Act means the U.S. Securities Act of 1933, as amended;

150.Securities Exchange Act means the U.S. Securities Exchange Act of 1934, as amended;

151.Security Interest includes any mortgage, pledge, lien or charge, any security or preferential interest or arrangement of any kind or anything which gives a creditor priority to other creditors with respect to any asset. It includes any title retention, sale and leaseback, Finance Lease, sale and repurchase, deferred purchase arrangement and the discounting and factoring of receivables on recourse terms, deposit by way of security, arrangement for the combination of accounts or set-off or any other preferential arrangement with a creditor or arrangement or transaction for the purposes of raising debt or financing an asset;

152.Securityholders means the holders of Shares or CDIs of the Company from time to time. References to any issue or offer or grant to Securityholders "as a class" or "by way of rights" will be taken to be references to an issue or offer or grant to all or substantially all Securityholders, other than Securityholders to whom, by reason of the laws of any territory or requirements of any recognized regulatory body or any other stock exchange or securities market in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant;

153.Securityholder Approval means (a) the approval required to be obtained under ASX Listing Rule 7.1 by the Company from its stockholders to permit the issue of the Notes and Options under the Subsequent Subscription which are proposed to be granted to Noteholders under this Deed; and (b) the re-approval required to be obtained under ASX Listing Rule 7.1 by the Company from its stockholders with respect to the amended terms of the notes issued under the 2014 Note Deed;

154.Share means a share of common stock in the capital of the Company;

155.Sharing Party has the meaning given in clause 11.7.2;

156.Sharing Payment has the meaning given in clause 11.7.2.1;

157.Share Purchase Plan means a plan providing for the offer of CDIs to existing Securityholders of the Company resident in Australia and New Zealand to issue CDIs having a value (calculated based on the VWAP of CDIs over the 20 Trading Days prior to the date of the offer) of no more than A$3 million and a price per CDI that is at least 80% of the VWAP of CDIs over the 20 Trading Days prior to the offer;

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158.Shortfall has the meaning set out in clause 11.7.3.1;

159.Subordination Agreement means, a Subordination Agreement (if any) between the Company, Goldman Sachs International and Senrigan Masterfund in their capacity as "Noteholders" under and in respect of the 2014 Note Deed as junior creditors and the Noteholders under and in respect of this Deed as senior creditors;

160.Subscription Amount means in relation to each Noteholder, the Face Value multiplied by that Noteholder's Initial Note Allocation or Subsequent Note Allocation, as applicable;

161.Subscription Date means the Initial Subscription Date and/or Subsequent Subscription Date, as applicable;

162.Subsequent Conditions Precedent has the meaning given in Clause 1.15.

163.Subsequent Commitment means, in relation to each Noteholder, the total amount in US Dollars listed against its name in Schedule 2;

164.Subsequent Financing means the sale of Shares by the Company in an offering that takes place prior to an IPO with aggregate net proceeds to the Company of at least US$25,000,000 (before deducting any commissions and expenses);

Subsequent Financing Price means the price per Share in US Dollars at which Shares are sold by the Company in a Subsequent Financing;

165.Subsequent Note Allocation means in relation to each Noteholder, the number of Notes equal to each Noteholder's Commitment set forth in Schedule 2 divided by the Face Value per Note;

166.Subsequent Option Allocation means, in relation to each Noteholder, the number of Options listed against its name in Schedule 2, being its entitlement to Options in respect of its Subsequent Note Allocation as determined by Clause 1.1.3;

167.Subsequent Subscription Date means the date mutually agreed upon by the Company and the Noteholders listed on Schedule 2, but in any event no later than June 30, 2017;

168.Subsidiary has the meaning given in the Corporations Act, but as if body corporate includes any entity. It also includes an entity required by current accounting practice to be included in the consolidated annual financial statements of that entity or would be required if that entity were a corporation;

169.Sunset Date has the meaning given in clause 1.16;

170.Sunset Date 2 has the meaning given in clause 1.17;

171.Tax includes any tax, duty, levy, impost, deduction, charge, rate, compulsory loan or withholding which is levied or imposed by a Government Agency, and any related interest, penalty, charge, fee or other amount;

172.Total Commitment means up to US$52,500,000;

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173.Trading Day means a day determined by ASX to be a trading day in accordance with the ASX Listing Rules, or alternatively, in relation to any Share or security listed on an Alternative Stock Exchange, a day determined to be a trading day in accordance with the rules of that Alternative Stock Exchange;

174.Transaction Document means this Deed, the Lock-Up Agreement, the Registration Rights Agreement, the Subordination Agreement (if applicable) and any other document designated in writing as such by the Majority of Noteholders and the Company.

175.Unanimous Resolution means:

(a)	a resolution of Noteholders adopted at a meeting of Noteholders by all of the votes cast in respect of that resolution; or
(b)

a resolution of Noteholders made in writing under paragraph 12 of the Meeting Procedures and signed by Noteholders holding Notes that represent 100% of the outstanding principal face value amount of the outstanding principal face value amount of all outstanding Notes;

176.United States means the United States of America;

177.US Dollars and US$ means the lawful currency of the United States;

178.U.S. Persons has the meaning set out in clause 12.1.8; and

179.VWAP means, in respect of a CDI or Share on any Trading Day or series of Trading Days, the volume-weighted average price of a CDI or Share published by or derived from (in the case of a Share) ASX or any Alternative Listing or otherwise determined by a Financial Advisor, provided that if on any such Trading Day where such price is not available or cannot otherwise be determined as provided above, the VWAP in respect of such Trading Day will be the VWAP, determined as provided above, on the immediately preceding Trading Day on which the same can be so determined.

Interpretation

30.2	In the interpretation of this Deed, the following provisions apply unless the context otherwise requires:
30.2.1	Words and phrases used in this Deed that have a defined or accepted meaning in the Corporations Act have that meaning in this Deed.
30.2.2	Headings are inserted for convenience only and do not affect the interpretation of this Deed.
30.2.3	If the day on which any act, matter or thing is to be done under this Deed is not a Business Day, the act, matter or thing must be done on the next Business Day.
30.2.4	A reference in this Deed to Australian Dollars, Australian dollars or A$ means the lawful currency of Australia.

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30.2.5	A reference in this Deed to US Dollars, US dollars, US$ or $ means the lawful currency of the United States and all amounts payable under this Deed are payable in US Dollars.
30.2.6

A reference in this Deed to any law, legislation or legislative provision includes any statutory modification, amendment or re-enactment, and any subordinate legislation or regulations issued under that legislation or legislative provision.

30.2.7	A reference in this Deed to any agreement or agreement is to that agreement or agreement as amended, novated, supplemented or replaced.
30.2.8	A reference to a clause, part, schedule or attachment is a reference to a clause, part, schedule or attachment of or to this Deed.
30.2.9	An expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.
30.2.10	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.
30.2.11	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular.
30.2.12	A word that is gender neutral or gender specific includes each gender.
30.2.13	A reference to the word 'include' or 'including' is to be construed without limitation.
30.2.14	Any schedules and attachments form part of this Deed.
30.2.15	A reference to any person includes that person successors and permitted assigns and permitted transferees.
30.2.16	An Event of Default is "continuing" if it has not been remedied to the satisfaction of the Majority of Noteholders or waived in writing.Execution

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Executed as a Deed

Date:

Executed by REVA Medical, Inc. by its duly authorised officer:

…………………………………………………………………
Signature of authorised officer

…………………………………………………………………
Name of authorised officer (print)

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Acknowledged and Agreed by:

Agreed to and Acknowledged:

Medtronic, inc.

By:
Name:
Title

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Acknowledged and Agreed by:

Agreed to and Acknowledged:

J.P. Morgan Securities plc
under its Common Seal
affixed in the presence of:

……………………………………………….
Name:
Managing Director

and

……………………………………………….
Name:

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Acknowledged and Agreed by:

Agreed to and Acknowledged:

Executed by Goldman Sachs International by its duly authorised officer:

……………………………………………………
Signature of authorised officer

……………………………………………………
Name of authorised officer (print)

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Acknowledged and Agreed by:

Agreed to and Acknowledged:

Executed by Senrigan Master Fund by its duly authorised officer:

………………………………………………
Signature of authorised officer

………………………………………………
Name of authorised officer (print)

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Acknowledged and Agreed by:

Agreed to and Acknowledged:

HEC Master Fund LP
By:	Hudson Executive Capital LP,
its investment manager

By:
Name:
Title

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Acknowledged and Agreed by:

Agreed to and Acknowledged:

For and on behalf of Tiga Trading Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth):

Signature of director	Signature of director/company secretary

Name of director	Name of director/company secretary

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Acknowledged and Agreed by:

Agreed to and Acknowledged:

Managing Member of Saints Capital Everest, LLC
The General Partner of
Saints Capital Everest, LP

Name:

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SCHEDULE 1:  Initial subscription date
noteholders and Optionholders

Part 1:

Name of Noteholder and Optionholder	Address (including facsimile and email address)	Initial Commitment	Initial Note Allocation	Initial Option Allocation

Medtronic, Inc.	Address: 710 Medtronic Parkway Minneapolis, MN 55432-5604 Attn: Vice President Corporate Development Email: chris.cleary@medtronic.com Fax: 763-367-1624 with copy to: Email: peter.t.shimabukuro@medtronic.com Fax: 763-505-2980	US$17,500,000	175	787,500
HEC Master Fund LP	Address: Hudson Executive Capital LP 1185 Avenue of the Americas, 32nd Floor New York, New York 10036 Attn: General Counsel Email: admin@hudsonexecutive.com michael.pinnisi@hudsonexecutive.com Fax: 646-213-7080	US$3,500,000	35	157,500
J.P. Morgan Securities plc	Address: 25 Bank Street, Canary Wharf, London E14 5JP c/o J.P. Morgan Securities (Asia Pacific) Limited 27/F, Chater House, 8 Connaught Road, Central, Hong Kong Attn: David Mansfield Email: david.t.mansfield@jpmorgan.com Phone: +852 2800 7854 Attn: Joe Lau Email: joe.lau@jpmorgan.com Phone: +852 2800 7849	US$7,500,000	75	337,500
Goldman Sachs International	Registered Address: Peterborough Court, 133 Fleet Street, London EC4A 2BB, UK Postal Address: c/o Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center. 2 Queen’s Road Central, Hong Kong Attn: HK Loan Operations Email: ficc-lstops-hk@gs.com Fax: (852) 2233 5619	US$3,800,000	38	171,000
Tiga Trading Pty Ltd	Address: Level 39, 55 Collins Street Melbourne, Victoria, 3000 Attn: Craig Smith Email: craig.smith@thorney.com.au	US$1,500,000	15	67,500
Total		US$33,800,000	338	1,521,000

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SCHEDULE 2:  Subsequent subscription date
noteholders and Optionholders

Part 1:

Name of Noteholder and Optionholder	Address (including facsimile and email address)	Subsequent Commitment	Subsequent Note Allocation	Subsequent Option Allocation

HEC Master Fund LP	Address: Hudson Executive Capital LP 1185 Avenue of the Americas, 32nd Floor New York, New York 10036 Attn: General Counsel Email: admin@hudsonexecutive.com michael.pinnisi@hudsonexecutive.com Fax: 646-213-7080	US$2,500,000	25	112,500
Goldman Sachs International	Registered Address: Peterborough Court, 133 Fleet Street, London EC4A 2BB, UK Postal Address: c/o Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center. 2 Queen’s Road Central, Hong Kong Attn: HK Loan Operations Email: ficc-lstops-hk@gs.com Fax: (852) 2233 5619	US$3,700,000	37	166,500
Saints Capital Everest, LP	Address: 2020 Union Street, San Francisco, CA 94123 Attn: Scott Halsted Fax: 415-835-5970 Email: administration@saintscapital.com	US$2,000,000	20	90,000
Senrigan Master Fund	Registered Address: PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands Postal Address: c/o Senrigan Capital Group Limited 11/F, LHT Tower, 31 Queen’s Road Central, Hong Kong Attn: Chris Nash Email: chris.nash@senrigancapital.com operations@senrigancapital.com Fax: (852) 3196 3100	US$3,000,000	30	135,000
Total		US$11,200,000	112	504,000

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SCHEDULE 3:  OPTION terms

1.	terms and conditions of the options
1.1	The Options may be exercised at any time after the Subscription Date until they expire in accordance with paragraph 1.2 of this Schedule 3.
1.2	The Options will automatically lapse at 5.00pm (Delaware time) on the Maturity Date.
1.3	Each Option confers the right to subscribe for one Share upon the payment of the exercise price (Exercise Price) of:
1.3.1	if the Option is exercised after the Subscription Date and before an IPO or Subsequent Financing, US$5.00, or
1.3.2

if the Option is exercised after an IPO or Subsequent Financing has occurred, the greater of (A) the applicable Subsequent Financing Price or IPO Price (as the case may be), but in no event to exceed US$7.212 and (B) US$5.00.

1.4

There are no participating rights or entitlements inherent in the Options and Optionholders will not be entitled to participate in new issues of capital that may be offered to Securityholders (except upon exercise of the Options).

1.5

In the event of any re-organisation (including reconstruction, consolidation, subdivision, reduction or return of capital) of the issued capital of the Company, the Options will be re-organised as required by the ASX Listing Rules.

1.6

If there is a bonus issue (as defined in the ASX Listing Rules) to the holders of CDIs, the number of CDIs representing Shares over which an Option is exercisable will be increased by the number of CDIs which the Optionholder would have received if they had exercised their Options before the record date for the bonus issue.

1.7

In the event the Company proceeds with a pro rata issue (as defined in the ASX Listing Rules) (except a bonus issue (as defined in the ASX Listing Rules)) of securities to Securityholders after the date of issue of the Options, the Exercise Price for the Option will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

1.8	The Options will not be quoted on ASX or on any other securities exchange.
1.9	Shares and CDIs issued pursuant to an exercise of the Options will rank, from the date of issue, equally with the existing Shares and CDIs of the Company in all respects.
1.10	The Company will make an application to have those CDIs issued pursuant to an exercise of the Options listed for official quotation by ASX.
1.11

The Options will be exercisable by the delivery to the registered office of the Company of a notice in writing stating the intention of the Optionholder to exercise all or a specified number of the Options held by them (Exercise Notice) accompanied by the Option Certificate and payment to the Company of the relevant Exercise Price. An exercise of only some of the Options will not affect the rights of the Optionholder to the balance of the Options held by them.

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1.12

Immediately after receipt by the Company of a valid Exercise Notice and payment of the Exercise Price in Immediately Available Funds (and in any event no later than two Business Days thereafter), the Company must:

1.12.1	allot and issue to CDN the number of fully paid Shares equal to the number of the Options which have been exercised;
1.12.2	procure that CDN allots and issues to the Optionholder the number of CDIs representing the Shares issued to CDN under paragraph 1.12.1 (which, at the date of this Deed, is 10 CDIs per Share);
1.12.3

enter CDN into the Company's register of members as the holder of the relevant number of Shares and procure that CDN enters the Optionholder into the register of CDI holders as the holder of the relevant number of CDIs;

1.12.4	deliver to the Optionholder (or procure the delivery of) a holding statement showing the Optionholder as the holder of the relevant number of CDIs;
1.12.5

apply for and use its reasonable efforts to obtain Official Quotation of the relevant number of CDIs on ASX as soon as practicable on such terms and conditions as are usual for quotation of securities on ASX; and

1.12.6

notwithstanding the issue of the Prospectus, to the extent that any action is required to be taken in order to facilitate the on-sale of Shares or CDIs by the Optionholder, to take such action (including, where required, issuing a further prospectus, cleansing notice or disclosure document in respect of the Shares or CDIs) to ensure that such Shares or CDIs will at all times be freely tradeable on the ASX.

1.13	An Optionholder will be entitled to convert any CDIs received on exercise of an Option into Shares at any time pursuant to clause 24 of the Deed.
1.14

If, at the time of exercise of any Option, CDIs are no longer quoted on ASX, then on exercise of the Option the Company must (except as otherwise agreed in writing with the relevant Optionholder) issue directly to the Optionholder the number of Shares over which the Option is exercisable and must procure that those Shares are listed for trading on any securities exchange on which any of the Company’s Shares are tradeable.

1.15

The rights of the Optionholders and the obligations of the Company in relation to the Options are separate and independent of the Deed. They will survive the termination of the Deed and will be unaffected by any redemption, Conversion or other event in respect of the Notes.

1.16

At any time while Company is listed on an Alternative Stock Exchange, an Optionholder may elect by notice in writing to the Company for the Options to be exercisable directly into the form of securities listed on that Alternative Stock Exchange, in which case, on exercise of the Option the Company must (except as otherwise agreed in writing with the relevant Optionholder) issue directly to the Optionholder the number of securities as are equivalent to the number of Shares over which the Option is exercisable and must procure that those securities are listed for trading on that Alternative Stock Exchange.

1.17

The terms of this schedule (and any definitions that are used in this schedule) upon issue of any Option will apply separately in respect of that Option, and in respect of any Option may only be amended by agreement in writing signed by the Company and the Optionholder.

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SCHEDULE 4:  meeting procedures

1.	Convening of Meetings

Convening of meetings

1.1	A meeting of Noteholders may be convened at any time by any Noteholder or at the request of the Company.

Time and place

1.2	Each meeting of Noteholders will be held at the time and place set out in the notice of the meeting.
2.	Notice of Meetings

Notice

2.1	The person convening the meeting will give notice of a proposed meeting of Noteholders to each Noteholder as follows:
2.1.1

the notice must specify the day, time and place of the meeting and the nature of each specific resolution (if any) to be proposed at that meeting, which will be a time and location reasonably chosen to permit the largest number of Noteholders  to attend;

2.1.2	the notice must be given at least five Business Days in advance of the meeting (inclusive of the day on which the notice is given and of the day on which the meeting is held); and
2.1.3	the notice may be given to each recipient in the manner provided in this Deed.

Omission to give notice

2.2	Any failure to properly give notice to any person entitled to such notice will invalidate the proceedings at any meeting.
3.	Chairman
3.1	The chairman will be a person nominated by the Majority of Noteholders. That person need not be a Noteholder and may be any other person entitled to attend.
4.	Quorum
4.1

At any meeting of Noteholders any two or more persons present in person, by telephone, by video conference or by representative, being Noteholders who constitute the Majority of Noteholders will form a quorum for the transaction of business, unless only one Noteholder is inscribed on the Register when that Noteholder or its representative forms a quorum. No business may be transacted at any meeting unless the requisite quorum is present at the commencement of business.

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5.	Adjournment
5.1	If within 15 minutes from the time appointed for any meeting of Noteholders a quorum is not present then:
5.1.1	if convened on the requisition of Noteholders, the meeting will be dissolved; and
5.1.2	if convened at the request of the Company, the meeting will be adjourned for a period not exceeding three business days determined by a majority of the Noteholders present at the meeting.

Adjourned meeting

5.2	An adjourned meeting is a meeting for the purposes of these procedures.

Adjournment with consent

5.3	The chairman may with the consent of, and must if directed by, the majority of Noteholders present at any meeting adjourn such meeting from time to time and from place to place.

Notice of adjourned meeting

5.4

At least one Business Day's notice of any meeting adjourned through want of a quorum must be given in the same manner as an original meeting. The notice must state the quorum required at that adjourned meeting but need not contain any further information regarding the adjourned meeting.

6.	Voting Procedure

Show of hands

6.1	Every question submitted to a meeting will be decided in the first instance by a show of hands.

Declaration conclusive

6.2

Unless a poll is demanded by the chairman, or by one or more Noteholders holding Notes whose outstanding principal face value exceed 5% of the total outstanding principal face value of all outstanding Notes (before or on the declaration of the result of the show of hands), a declaration by the chairman that a Resolution or Unanimous Resolution has been carried by the requisite majority or lost or not carried by the requisite majority is conclusive.

Poll

6.3	If a poll is so demanded, it must be taken in that manner and either at once or after such an adjournment as the chairman directs.
6.4	Any poll demanded at any meeting on the election of a chairman or on any question of adjournment will be taken at the meeting without adjournment.

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Number of votes

6.5	On a show of hands, a Noteholder holding one or more Notes has one vote for each Note held.
6.6

On a poll, every Noteholder present has a vote proportional to the outstanding principal face value amount of all Notes that they hold relative to the outstanding principal face value amount of all outstanding Notes;

7.	Right to Attend and Speak
7.1

The Company and their technical, financial and legal advisers may be invited by Resolution to attend and speak (but not vote) at any meeting of Noteholders, in which case they will do so unless requested by a Majority of Noteholders to leave, in which case they will do so.

7.2	Each Noteholder is entitled to invite their respective technical, financial and legal advisers to attend and speak (but not vote) at any meeting of Noteholders.
7.3

No other person is entitled to attend or vote at any meeting of the Noteholders or to join with others in requesting the convening of such a meeting unless they are a Noteholder or a representative of a Noteholder or a Majority of Noteholders has, in advance of such meeting, approved the attendance of such person.

7.4

Any Noteholder may attend a meeting by telephone, video conference or similar method, and may appoint proxy to attend a meeting in the Noteholder's stead. Any references in this Schedule to votes by show of hands will be appropriately adjusted for Noteholders who attend via telephone or similar remote methods.

8.	Appointment of Proxies

Appointment

8.1	Each appointment of a proxy for a meeting or adjourned meeting:
8.1.1	must be in writing;
8.1.2	must be accompanied by reasonably satisfactory evidence of its due execution; and
8.1.3

will only be effective if each Noteholder is given notice and a copy of such proxy at its address for service of notices under this Deed before the time appointed for holding the meeting or adjourned meeting.

No obligation to investigate

8.2	No Noteholder is obliged to investigate or be concerned with the validity of, or the authority of, the proxy named in any appointment of proxy.

Revocation

8.3	Any vote cast at a meeting or adjourned meeting under an appointment of proxy conforming with paragraph 8.1 is valid despite the previous revocation or amendment of the appointment of proxy

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or of any of the Noteholder's instructions under which it was executed, unless written notice of that revocation or amendment is received by each Noteholder at its address for service of notices under this Deed or by the chairman of the meeting at least 24 hours before the commencement of the meeting or adjourned meeting.

9.	Appointment of Corporate Representatives
9.1

A person authorised by a Noteholder to act for it at any meeting will be entitled to exercise the same powers on behalf of that Noteholder as that body corporate could exercise if it were an individual Noteholder. The person must produce evidence of authority so to act at or before the meeting if requested to do so by the chairman of any meeting.

10.	Rights of Representatives
10.1	A representative may demand or join in demanding a poll and has power generally to act at a meeting for the Noteholder subject to its instructions.
10.2	References to a Noteholder in this schedule include its representative.
11.	Minutes and Records

Keeping of minutes

11.1	The chairman will appoint a person to make and keep minutes of every meeting of Noteholders.

Minutes conclusive evidence

11.2

Minutes of meetings of Noteholders are conclusive evidence if actually or purportedly signed by the chairman of that meeting or the chairman of the next succeeding meeting. Until the contrary is proved every meeting of which minutes have been made and signed is taken to have been duly convened and held and all resolutions passed or proceedings transacted at that meeting are taken to have been duly passed and transacted.

12.	Written Resolutions
12.1

A resolution of Noteholders may be passed and adopted without any meeting being required, by an instrument in writing signed by the requisite majority for a Resolution, or a Unanimous Resolution, as required (including by separate counterparts).

12.2

Any person who may convene a meeting may propose a written resolution, in which case they will give to each Noteholder at least one Business Days (or such shorter period agreed to by the Noteholders) notice of the proposed resolution (including a copy of the proposed resolution).

13.	Further Procedures for Meetings
13.1

The Noteholders by Resolution may prescribe any further regulations regarding the holding of meetings of the Noteholders and attendance and voting at those meetings or the passing of resolutions (other than in relation to any matter that would require, or relates to the passing of, a Unanimous Resolution, in which case a Unanimous Resolution is required).

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Execution Version

SCHEDULE 5:  AGREED ASX ANNOUNCEMENT

aTTACHMENT

Summary of Certain Key Terms of the Notes:

Face Value: the Notes each have a face value of US$100,000.

Form and Status: the Notes are direct, unsubordinated, unconditional and unsecured obligations of the Company in certificated form, and will at all times rank pari passu in right of payment with all other existing and future unsecured and unsubordinated senior obligations of the Company (other than unsecured obligations preferred by mandatory provisions of law) and senior in right of payment to all existing and future subordinated obligations of the Company.

Maturity: the Notes mature and shall be repaid in an amount equal to Face Value plus accrued Interest on the earlier to occur of an event of default (as defined in the Deed) or the date 60 months from the date of issue of the Notes unless a Note has been previously converted, redeemed or cancelled.

Optional Redemption: a Noteholder may elect to cause the Company to redeem all or some of its Notes which have not otherwise been converted, redeemed or cancelled on the date which is 30 months after the date of issue of the Notes, at an amount equal to Face Value plus accrued Interest (“Redemption Value”), upon providing the Company with at least 30 calendar days prior written notice.

Redemption Following a Change of Control Event: following the occurrence of certain change of control events, as further described in the Deed, each Noteholder may give the Company an irrevocable notice requiring the Company to redeem all or any part of their Notes for the greater of (a) the Redemption Value (as defined under “Optional Redemption” above) and (b) the Cash Settlement Amount (as defined under “Option Conversion” below), provided such Noteholder gives written notice of its decision to redeem within five business days of the change of control event.

Stockholder Rights: the Notes do not provide the holder voting rights or other rights as a stockholder of the Company unless and until converted.

Interest: interest will accrue in respect of the Notes at the rate of 8.0% per annum (increased to 10.0% per annum if any payments are past due); provided that interest is payable only upon redemption of the Notes for cash. No interest is payable on any Note that is converted into shares of common stock (represented by CDIs) in accordance with the terms of the Deed.

Optional Conversion: at any time following the date of issue of the Notes but prior to the maturity date, a Noteholder may give the Company an irrevocable notice electing to convert (the “Conversion Notice”) all or some of the Notes held by the Noteholder and specifying the number of Notes the Noteholder is electing to convert into shares of the Company’s common stock (represented by CDIs).

The terms of the Notes contain provisions for the adjustment of the conversion price, which will initially be US$8.655 per share of our common stock (or US$0.8655 per CDI), subject to adjustment as described under “Adjustment of Conversion Price” below.

The number of shares of the Company’s common stock (equivalent to 10 CDIs) to be issued upon conversion of the Notes is determined by dividing the face value of the Note converted by the conversion price in effect on the conversion date.

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Adjustment of Conversion Price: the terms of the Notes contain provisions for the adjustment of the conversion price upon the occurrence of certain events, including reorganisation of issued capital, certain dividends, distributions and issuance by the Company of equity securities at a price below current market value. If such events occur, the conversion price will be adjusted in accordance with the terms of the Deed to ensure the economic value of the Notes is not adversely affected by the event.

Restrictions on Transfer: subject to certain conditions, a Note or Option may be assigned or transferred to affiliates of the Noteholder, other Noteholders and to any party that is not a direct competitor of the Company that will hold fifty percent (50%) or more of the aggregate principal amount of the Notes then outstanding, provided that the Notes may be transferred to any person, including a competitor of the Company, either upon the occurrence of a change of control event or while an event of default subsists.

Covenants: for so long as any Notes remain outstanding, the Company shall not take certain actions, including, among other things, (i) declaring or paying any dividend, (ii) issuing any finance debt (as defined in the Deed) in excess of US$10,000,000, provided that such amount shall be increased to US$25,000,000 following an IPO, (iii) granting any security interest in respect of or dispose of the Company’s intellectual property, or (iv) substantially changing the general nature or scope of its business, subject to such exceptions as specified in the Deed.

NASDAQ Listing and Registration Rights: provisions of the Deed require the Company to use reasonable efforts to seek to list its common stock on NASDAQ as soon as practicable after December 31, 2017. Additionally, as a condition precedent to issue of the Notes and Options, the Company must enter into a First Amendment to its Amended and Restated Investors’ Rights Agreement with each Noteholder and each investor that is a party to the existing Amended and Restated Investors’ Rights Agreement with the Company dated September 25, 2014. The First Amendment to Amended and Restated Investors’ Rights Agreement will be substantially in the form set forth in Schedule 8 to the Deed and will provide each Noteholder, subject to the terms and conditions therein, with the right to require the Company to file a registration statement with the SEC in respect of any securities in the Company held by each such Noteholder to facilitate the sale of such securities on the same basis, and in the same circumstances, as each of the investors that are a party to the existing Amended and Restated Investors’ Rights Agreement.

Lock-Up Agreements:  Regina Groves (REVA’s Chief Executive Officer) has agreed to enter into a Lock-Up Agreement with the Noteholders whereby she will agree not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests) any shares or CDIs of the Company or any securities that are convertible into or exchangeable for, or that represent the right receive any shares or CDIs of the Company, subject to certain exceptions as further described in the form of Lock-Up Agreement in Schedule 10 of the Deed.

Modifications to Notes: provisions of the Notes may generally be modified, amended or waived by at least three Noteholders that represent at least a majority of the outstanding principal face value amount of all outstanding Notes acting at a meeting or by written consent; provided, however, that unanimous consent of the Noteholders holding all of the outstanding notes is required to, amongst other items, (i) extend the term of the notes or their maturity date, (ii) reduce the amount of any payment of principal, interest, fees or any other payment obligation of the Company or (iii) change when and on what terms the Notes will convert or be redeemed, cancelled or otherwise repaid or prepaid.

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An "Event of Default" includes, in summary:

Failure to pay: a failure by the Company to pay an amount due under and in the manner required by the Deed;

(b)Cross default: finance debt of the Group that, in aggregate, exceeds US$1,000,000, is not paid when due or becomes due and payable prior to its maturity date;

(c)Revocation: an authorisation, approval or consent material to the Company or its business is cancelled, repealed, revoked or terminated or has expired, amended or modified in a manner which is likely to have a material adverse effect (as defined in the Deed);

(d)Failure to perform: the Company fails to perform any material obligation under the Deed or the Amended and Restated Investors’ Rights Agreement;

(e)Misrepresentation: any warranty or representation made by the Company under the Deed becomes false or misleading or incorrect in any material respect when made;

(f)Insolvency event: an insolvency event (as defined in the Deed) occurs in relation the Company;

(g)Breach of law: the Company or any of its subsidiaries is in material breach of an applicable law, regulation, authorisation, listing rule, or court order, official directive or ruling of any Government Agency binding on it which is likely to have a material adverse effect (as defined in the Deed);

(h)Termination: any person becomes entitled to repudiate, terminate, rescind or avoid any material provision of the Deed or the Amended and Restated Investors’ Rights Agreement; or

(i)Listing: CDIs cease to trade on ASX or are suspended from trading for more than 5 consecutive trading days or, where the Company’s common stock is quoted on an alternative exchange, the shares of the Company’s common stock cease to trade or are suspended from trading on such exchange for more than 5 consecutive trading days.

The foregoing description is a summary of certain of the material provisions of the Notes and the Deed and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the Deed, including the definitions of certain terms used in the Deed.

Summary of Certain Key Terms of the Options:

(c)	The Options may be exercised at any time after issuance until they expire.
(d)	The Options will automatically expire at 5.00pm Delaware, United States of America time on the date 60 months following the date of issue.
(e)	The Options confer the right to subscribe for one share of the Company’s common stock (equivalent to 10 CDIs) per Option upon the payment of the exercise price of:
(i)	US$5.00 where the Option is exercised before an IPO or Subsequent Financing, or

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(ii)

the greater of (A) the Subsequent Financing Price or IPO Price (as the case may be), but in no event to exceed US$7.212 and (B) US$5.00 where the Option is exercised after an IPO or Subsequent Financing, as the case may be.

(f)

There are no participating rights or entitlements inherent in the Options and holders of the Options will not be entitled to participate in new issues of capital that may be offered to securityholders (except where the holder has first exercised any of their Options before the record date to participate in the new issue).

(g)

In the event of any re-organisation (including reconstruction, consolidation, subdivision, reduction or return of capital) of the issued capital of the Company, the Options will be re-organised as required by the ASX Listing Rules.

(h)

If there is a bonus issue to the holders of CDIs, the number of CDIs over which an Option is exercisable will be increased by the number of CDIs which the Optionholder would have received if they had exercised their Options before the record date for the bonus issue.

(i)

In the event the Company proceeds with a pro rata issue (except a bonus issue) of securities to any holder of shares or CDIs of the Company after the date of issue of the Options, the exercise price for the Option will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

(j)	The Options will not be quoted on ASX or any other securities exchange.
(k)	CDIs allotted pursuant to an exercise of the Options will rank, from the date of allotment, equally with the existing CDIs of the Company in all respects.
(l)	The Company will make an application to have those CDIs allotted pursuant to an exercise of the Options listed for official quotation by ASX.
(m)

The Options will be exercisable by the delivery to the registered office of the Company of a notice in writing stating the intention of the Optionholder to exercise all or a specified number of the Options held by them (an “Exercise Notice”) accompanied by the relevant option certificate and payment to the Company of the relevant exercise price. An exercise of only some of the Options will not affect the rights of the Optionholder to the balance of the Options held by them.

(n)

Immediately after receipt by the Company of a valid Exercise Notice and payment of the exercise price by the Optionholder in immediately available funds (and in any event no later than two Business Days thereafter), the Company must:

(i)	allot and issue to the Optionholder the number of fully paid CDIs equal to the number of the Options which have been exercised;
(ii)	enter the Optionholder into the Company's register of members as the holder of the relevant number of CDIs;
(iii)	deliver to the Optionholder a holding statement showing the Optionholder as the holder of the relevant number of CDIs; and
(iv)

apply for and use its reasonable efforts to obtain Official Quotation of the relevant number of CDIs by ASX as soon as practicable on such terms and conditions as are usual for quotation of securities on ASX.

(o)	The rights of the Optionholders and the obligations of the Company in relation to the Options are separate and independent of the Deed and the Notes.

The foregoing description is a summary of certain of the material provisions of the Options and the Deed and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Options and the Deed, including the definitions of certain terms used in the Deed.

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SCHEDULE 6:  Certificates

180.FORM OF NOTE CERTIFICATE

REVA Medical, Inc.

Issue of Notes having a face value of US$100,000 each

Number of Notes:[insert number] Aggregate Face Value:US$[insert amount]

Note Certificate No: [insert number]

This is to certify that [insert name of Noteholder] (Noteholder):

1.

On [insert date] 2017 was registered as the holder of the Note(s) described above created and issued by REVA Medical, Inc on the terms and conditions set out in the Convertible Note Deed dated [insert date] 2017 between the Company and the Noteholder (Deed).

2.	Each Note:
(a)	is issued by the Company on the terms and conditions of, and is subject, to the Deed; and
(b)	will be redeemed or converted into fully paid Shares in the Company in accordance with the terms and conditions of the Deed.
3.	The provisions of the Deed are incorporated into and form part of this Certificate.
DATED	2017

Executed by REVA Medical, Inc.:

……………………………………………………	……………………………………………………
Signature of director	Signature of company secretary

……………………………………………………	……………………………………………………
Name of director (print)	Name of company secretary (print)

This Certificate must be surrendered on Conversion or redemption of the Note comprised in this Certificate.

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181.FORM OF OPTION CERTIFICATE

182.OPTION CERTIFICATE

183.REVA MEDICAL, INC.

Number of Options:	[insert number]

Option Certificate No:	[insert number]

Certificate No: [insert]

This is to certify that [name of Optionholder] (Optionholder) is registered as the holder of the Option(s) described above, created and issued by REVA Medical, Inc. on the terms and conditions set out in Schedule 3 of the Convertible Note Deed dated [insert date] 2017 between the Company and the Noteholder (Deed).

Each Option is issued by the Company on the terms and conditions of, and is subject, to the terms of the Deed.

The provisions of Schedule 3 of the Deed are incorporated into and form part of this Certificate.

This certificate takes effect as a deed poll when signed and issued.

DATED 2017

Executed by REVA Medical, Inc.:

……………………………………………………	……………………………………………………
Signature of director	Signature of company secretary

……………………………………………………	……………………………………………………
Name of director (print)	Name of company secretary (print)

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SCHEDULE 7:  Conversion Notice

184.[insert date] 2017

185.	To:REVA Medical, Inc. (Company)

186.I, [insert name of Noteholder], being the registered holder of Note(s), elect to Convert the number of Notes set out below into Shares in the Company (represented by CDIs) in accordance with clause 6 of the Convertible Note Deed dated [insert date] 2017 (Deed) attached to the Certificates for the Note(s) (Terms).

187.Terms used but not defined in this Conversion Notice have the meaning ascribed to such terms in the Deed.

Number of Notes being Converted:	[insert number]

Name and address to be entered into the Company's register of CDI holders in respect of the CDIs issued on Conversion:	[insert name and address]

188.By signing this Conversion Notice, the Noteholder:

189.	(a)confirms its agreement to the Conversion set out in this Conversion Notice in accordance with the Terms;
190.	(b)authorises the Company to register it as the holder of CDIs in accordance with the Terms;
191.	(c)agrees to be bound by the by-laws of the Company.

192.Enclosed with this Conversion Notice are the Certificates for the Notes to be Converted.

193.	Dated:[insert date]

194.For and on behalf of
[insert name of Noteholder]

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SCHEDULE 8:  Registration Rights Agreement

FIRST AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Reva Medical, Inc.

FIRST AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This First Amendment to Amended and Restated Investors’ Rights Agreement, dated September 24, 2014 (the “Agreement”), by and among Reva Medical, Inc., a Delaware corporation (the “Company”), and each of the individuals or entities whose names are set forth on Schedule A thereto (the “Investors”), is made as of April __, 2017 (this “Amendment”). All capitalized terms used but not defined herein shall have the meanings as defined in the Agreement.

WHEREAS, the Company previously entered into the Agreement with the Investors.

WHEREAS, the Company is party to that certain Convertible Note Deed, dated as of ___ April 2017 (the “Deed”), by and among the Company and each person set out in Schedule 1 and Schedule 2 attached thereto.

WHEREAS, the parties hereto desire to amend the Agreement to add additional investors to the Agreement.

WHEREAS, pursuant to Section 3.8 of the Agreement, any term of the Agreement may be amended only with the written consent of the Company and the investors holding a majority of the Registrable Securities (as defined in the Agreement) then outstanding (the “Requisite Investors”).

WHEREAS, the Company and the undersigned Investors constituting the Requisite Investors, pursuant to Section 3.8 of the Agreement, mutually wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereby agree as follows:

(i)Schedule A of the Agreement is hereby amended and replaced with Schedule A attached hereto.

(ii)Additional Parties. Notwithstanding anything to the contrary in the Agreement or contained herein, Schedule A hereto may be amended without further action on the part of the Company or the Investors solely for the purposes of adding individual or entities who become parties to the Deed as Additional Noteholders (as defined in the Deed).

(iii)Full Force and Effect. Except as otherwise expressly provided herein, the Agreement shall remain in full force and effect.

(iv)Entire Agreement. This Amendment, together with the Agreement (to the extent not amended hereby) and all exhibits thereto and references therein, constitute the entire agreement  among  the parties and shall supersede  any and all previous  contracts, arrangements or understandings between the parties with respect to the subject matter herein.

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(v)Approval of Amendment. By their signatures below, the Company and the Investors hereby adopt this Amendment, and, by virtue of their execution of this Amendment, hereby agree to be parties to the Agreement and be bound by all the terms and obligations thereunder.

(vi)Joinder.  Upon execution of this Amendment, each Investor not currently a party to the Agreement shall hereby become a party to the Agreement and shall thereafter be deemed an Investor thereunder.  Without limiting the foregoing, each Investor agrees to be bound by all of the obligations as an Investor thereunder.  The Company and the undersigned Investors hereby consent to such joinder to the Agreement by each Investor and agree that no further action or consent by the Company or the Investors shall be required.

(vii)Necessary Acts. Each party to this Amendment hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Amendment and the transactions contemplated hereby.

(viii)Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(ix)Modification. This Amendment may not be altered, amended or modified in any way unless done so in accordance with Section 3.8 of the Agreement.

(x)Electronic Delivery; Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument, and such counterparts may be delivered electronically.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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EXHIBIT A

SCHEDULE OF INVESTORS

Name

Medtronic, Inc.
Cerberus International, Ltd.
Cerberus Partnes, L.P.
Cerberus Series Four Holdings, LLC
Gabriel Assets, LLC
Cerberus America Series Two Holdings, LLC
Goldman Sachs International
Senrigan Mast Fund
Brookside Capital Partners Fund, LP
James T. Lenehan
Domain Partners V, L.P.
DP V Associates, L.P.
Kenneth Rainin Administrative Trust U/D/T Dated 3/26/1990
Group Outcome Investors I, LLC
Robert B. Stockman
Frederic H. Moll, M.D.
C. Raymond Larkin, Jr.
Gordon E. Nye
Timothy J. Barberich
Edward P. Weinsoff
Robert Wong
Saints Capital Everest, L.P.

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SCHEDULE 9:  Instrument of Adherence

REVA MEDICAL, INC.

Instrument of Adherence

THIS INSTRUMENT OF ADHERENCE (this Instrument of Adherence) is entered into as of __ _______, 2017, by and between Reva Medical, Inc., a Delaware corporation (the Company)[,]/[and] the undersigned investor (Investor) [and the undersigned transferring investor (Existing Investor)]2. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Deed (as defined below).

R E C I T A L S:

WHEREAS, the Company is party to that certain Convertible Note Deed, dated as of ___ April 2017 (the Deed), by and among the Company and each person set out in Schedule 1 and Schedule 2 attached thereto;

[WHEREAS, Investor desires to purchase at the Subsequent Subscription Date, subject to the Subsequent Conditions Precedent, Notes and Options in the amounts set forth opposite Investor’s name on the Note and Option Application Form set out in Exhibit A hereto (the Subscription Amount);

WHEREAS, the Company requires that, in order to purchase the Subscription Amount, Investor execute and join as a party to the Deed and the Registration Rights Agreement; and

WHEREAS, Investor desires to become a party to, and bound by, the terms and conditions of (i) the Deed as an “Additional Noteholder” and (ii) the Registration Rights Agreement as and “Investor”.]3

[WHEREAS, Investor desires to purchase commitments (including the right to subscribe for Notes and/or Options), Notes and/or Options from the Existing Investor in the amounts set forth opposite Investor’s name on the Details of Transfer set out in Exhibit A hereto (the Transfer Amount);

WHEREAS, pursuant to the terms of the Deed, in order to become a Noteholder and/or Optionholder under the Deed, Investor must execute and join as a party to the Deed and the Registration Rights Agreement; and

WHEREAS, Investor desires to become a party to, and bound by, the terms and conditions of (i) the Deed as a “Noteholder” and (ii) the Registration Rights Agreement as and “Investor”.]4

[2]	Use this option for a new Investor which becomes party as a transferee pursuant to clause 23.
[3]	Use this option for a new Investor which becomes party as an AdditionalNoteholderon the Subsequent Subscription Date pursuant to clause 1.5.
[4]	Use this option for a new Investor which becomes party as a transferee pursuant to clause 23.

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A G R E E M E N T:

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.[Transfer. With reference to clause 23.1.5 of the Deed:

a.

the Existing Investor and the Investor agree to the Existing Investor transferring to the Investor by novation all of the Existing Investor's rights and obligations under the Deed  which relate that portion of the Existing Investor's commitments, Notes and/or Options as specified in Exhibit A hereto; and

b.	the proposed transfer date is [ ],

and further:

c.

the Investor expressly acknowledges that unless expressly agreed to the contrary, the Existing Investor makes no representation or warranty and assumes no responsibility to the Investor for (i) the legality, validity, effectiveness, adequacy or enforceability of the Deed, (ii) the financial condition of the Company, (iii) the performance and observance by the Company of its obligations under the Deed or any other documents or (iv) the accuracy of any statements (whether written or oral) made in or in connection with the Deed or any other documents;

d.

the Investor confirms to the Existing Investor that it has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of the Company in connection with the Deed and has not relied exclusively on any information provided to it by the Existing Investor in connection with the Deed or any other document; and

e.

the Investor acknowledges that nothing in the Deed obliges the Existing Investor to (i) accept a re-transfer or re-assignment from the Investor of the rights, obligations, commitments, Notes and/or Options transferred to it under the Deed or (ii) support any losses directly or indirectly incurred by the Investor by reason of the non-performance by the Company of its obligations under the Deed or otherwise.]

2.Joinder to the Deed.  The Company and Investor hereby agree that in connection with this Instrument of Adherence, Investor hereby becomes a party to the Deed as [an “Additional Noteholder”]/[a “Noteholder”] thereunder, and agrees to be bound by all of the provisions thereof as if Investor were an original party thereto. Schedule 2 to the Deed shall be deemed updated to include Investor and Investor’s [Subscription]/[Transfer] Amount.

3.Joinder to the Registration Rights Agreement.  The Company and Investor hereby agree that in connection with this Joinder, Investor hereby becomes a party to the Registration Rights Agreement as an “Investor” thereunder with respect to all [commitments,] Notes and Options [issued]/[transferred] to Investor (including any shares of Company common stock issued upon conversion or exercise thereof), and agrees to be bound by all of the provisions thereof as if Investor were

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an original party thereto. Exhibit A to the Registration Rights Agreement shall be deemed updated to include Investor.

4.Receipt of Agreements. Investor acknowledges receipt of a copy of the Deed and the Registration Rights Agreement. Investor acknowledges that it has read each of the Deed and the Registration Rights Agreement and understands that by signing this document, Investor shall thereby assume all of the duties and obligations thereunder and authorizes the attachment of the signature page to this Joinder to a duplicate original of each of the Deed and the Registration Rights Agreement.

5.Binding Effect. This Joinder shall be binding upon and inure to the benefit of the Company, each Noteholder, from time to time, Investor and its successors and permitted assigns. Except as otherwise set forth herein, each of the Deed and the Registration Rights Agreement is unmodified and shall remain in full force and effect.

6.Notice Details. The notice details for the Investor for the purposes of clause 25.1.2 of the Deed are [   ].

7.Counterparts. This Instrument of Adherence may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one agreement, and such counterparts may be delivered electronically.

8.Governing Law This Instrument of Adherence and any controversy arising out of or relating to this Instrument of Adherence shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles.

[Signature Page Follows]

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In Witness Whereof, the parties hereto have executed this Instrument of Adherence as a Deed as of the date set forth in the first paragraph hereof.

REVA MEDICAL, INC.

By:
	Name:	Regina Groves
	Title:	Chief Executive Officer

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INVESTOR COUNTERPART SIGNATURE PAGE TO
INSTRUMENT OF ADHERENCE

INVESTOR:

By:
Name:
Title:

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[EXISTING INVESTOR COUNTERPART SIGNATURE PAGE TO
INSTRUMENT OF ADHERENCE]

EXISTING INVESTOR:

By:
Name:
Title:

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Exhibit A

[Note and Option Application Form]/[Details of Transfer]

SCHEDULE 10:  Lock-Up Agreement

Form of Lock-Up Agreement

REVA MEDICAL, INC.

Lock-Up Agreement

[●], 2017

Re: REVA Medical, Inc. - Lock-Up Agreement

Dear Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the Convertible Note Deed (the “Deed”), dated as of April __, 2017 by and among REVA Medical, Inc. (the “Company”) and the investors party thereto (the “Noteholders”), with respect to the issuance of convertible notes (the “Notes”) which will be convertible into shares of common stock in the capital of the Company (the “Shares”), which will be represented by CHESS Depositary Interests (the “CDIs”) issued in accordance with the terms of the Deed. As used herein, “Undersigned's Shares” means: (i) all common shares and all CDIs owned directly or indirectly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission, and (ii) all options to purchase Shares or CDIs owned directly or indirectly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission. Other capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Deed.

In order to induce the Noteholders to enter into the Deed and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, commencing on the date hereof and ending on the first anniversary of the date hereof (the “Lock-Up Period”), the undersigned will not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of or agree to dispose of, directly or indirectly, any of the Undersigned's Shares, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to any of the Undersigned Shares (collectively, a “Disposition”), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Undersigned's Shares, whether any such transaction is to be settled by delivery of such securities or otherwise, including, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned's Shares. The foregoing sentence shall not apply to the exercise of options or warrants or the

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conversion of a security outstanding as of the date hereof, provided, however, that the undersigned agrees that the foregoing sentence shall apply to any securities issued by the Company to the undersigned upon such an exercise or conversion.

Notwithstanding the foregoing, the restrictions set forth in this Lock-Up Agreement will not apply to transfers by the undersigned of the Undersigned's Shares:

(i)	as a bona fide gift to an immediate family member of the undersigned;
(ii)	to any beneficiary of the undersigned pursuant to a will, trust instrument or other testamentary document or applicable laws of descent;
(iii)	if expressly required pursuant to a order of any court or governmental authority having jurisdiction over the undersigned; and
(iv)

in connection with a purchase, tender or exchange offer accepted by holders of more than 50% of the Shares of the Company, provided that each of the initial Noteholders named in Schedule 1 to the Deed has also agreed to accept such offer.

No transfer by the undersigned pursuant to items (i) and (ii) in the immediately preceding paragraph shall be permitted unless (a) prior to such transfer, the intended transferee (including the trustee or any trust) has signed and delivered to each of the initial Noteholders named in Schedule 1 to the Deed a lock-up agreement substantially in the form of this Lock-Up Agreement and (b) such transfer does not involve a disposition for value. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned understands and agrees that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns and agrees that it now has, and, except for transfers of the Undersigned’s Shares in accordance with the terms of this Lock-up Agreement, for the duration of the Lock-Up Period will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with this Lock-Up Agreement.

This Lock-Up Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart when so executed shall be deemed an original and all of which together shall constitute one and the same agreement.

This Lock-Up Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflicting provision or rule (whether of the State of Delaware, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied. In furtherance of the foregoing, the internal laws of the State of Delaware will control the interpretation and construction of this Lock-Up Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

Signature Page Follows

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Very truly yours,

REGINA GROVES

Authorized Signature

Title

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ANNEX B

Summary of Certain Key Terms of the Notes

Face Value:  the Notes each have a face value of US$100,000.

Form and Status:  the Notes are direct, unsubordinated, unconditional and unsecured obligations of the Company in certificated form, and will at all times rank pari passu in right of payment with all other existing and future unsecured and unsubordinated senior obligations of the Company (other than unsecured obligations preferred by mandatory provisions of law) and senior in right of payment to all existing and future subordinated obligations of the Company.

Maturity:  the Notes mature and shall be repaid in an amount equal to Face Value plus accrued Interest on the earlier to occur of an acceleration event following an event of default (as those terms are defined in the Deed) or the date 60 months from the date of issue of the Notes unless a Note has been previously converted, redeemed or cancelled.

Optional Redemption:  a Noteholder may elect to cause the Company to redeem all or some of its Notes which have not otherwise been converted, redeemed or cancelled on the date which is 30 months after the date of issue of the Notes, at an amount equal to Face Value plus accrued Interest (“Redemption Value”), upon providing the Company with at least 30 calendar days prior written notice.

Failure of Company to redeem upon issue of optional redemption notice: if the Company defaults on its obligation to redeem the Notes in circumstances where a Noteholder has given the Company an optional redemption notice, then the following apply (a) the Company must procure that the board of directors establishes a financing committee ("Financing Committee") to consider how the Company should satisfy its obligations to redeem, pay or repay the Noteholders and make a recommendation to the board of directors as how the Company should satisfy its obligation to redeem, pay or repay the Noteholders (b) the Company must, unless it has determined in good faith and acting reasonably based on external legal advice, that to do so would constitute a breach of the fiduciary or statutory duties of the board of directors,  undertake all actions to implement the recommendations made by the Financing Committee in relation to repayment and redemption of the relevant Noteholders, and (c) the Company must procure that two persons approved by a resolution of Noteholders (made in accordance with the terms of the Deed) are appointed as directors of the Company until the Company has satisfied its obligation to redeem, pay or repay the Noteholder(s) pursuant to such optional redemption notice (at which point such directors must resign from the board of directors), with one such director being nominated by HEC Master Fund LP and the other being appointed by the Noteholder with the highest proportion of the Shares or CDIs, with such director being appointed the chair of the Financing Committee.

Redemption Following a Change of Control Event:  following the occurrence of certain change of control events, as further described in the Deed, each Noteholder may give the Company an irrevocable notice requiring the Company to redeem all or any part of their Notes for the greater of (a) the Redemption Value (as defined under “Optional Redemption” above) and (b) the Cash Settlement Amount (as defined under “Option Conversion” below), provided such Noteholder gives written notice of its decision to redeem within five business days of the change of control event.

Stockholder Rights:  the Notes do not provide the holder voting rights or other rights as a stockholder of the Company unless and until converted.

Interest:  interest will accrue in respect of the Notes at the rate of 8.0% per annum (increased to 10.0% per annum if any payments are past due); provided that interest is payable only upon redemption of the Notes for cash. No interest is payable on any Note that is converted into shares of common stock (represented by CDIs) in accordance with the terms of the Deed.

Optional Conversion:  at any time following the date of issue of the Notes but prior to the maturity date, a Noteholder may give the Company an irrevocable notice electing to convert (the “Conversion Notice”) all or some of the Notes held by the Noteholder and specifying the number of Notes the Noteholder is electing to convert into shares of the Company’s common stock (represented by CDIs).

The terms of the Notes contain provisions for the adjustment of the conversion price, which will initially be US$8.655 per share of our common stock (or US$0.8655 per CDI), subject to adjustment as described under “Adjustment of Conversion Price” below.

The number of shares of the Company’s common stock (each equivalent to 10 CDIs) to be issued upon conversion of the Notes is determined by dividing the face value of the Note converted (translated from US dollars into Australian dollars at the exchange rate fixed on the date of issue of the Notes) by the conversion price in effect on the conversion date.

Adjustment of Conversion Price:  the terms of the Notes contain provisions for the adjustment of the conversion price upon the occurrence of certain events, including reorganisation of issued capital, certain dividends, distributions and issuance by the Company of equity securities at a price below current market value. If such events occur, the conversion price will be adjusted in accordance with the terms of the Deed to ensure the economic value of the Notes is not adversely affected by the event.

Restrictions on Transfer:  subject to certain conditions, a Note or Option may be freely assigned or transferred  and a Noteholder may assign any of its rights or transfer any of its rights and obligations under the Deed (including, for the avoidance of doubt, the right to subscribe for Notes and Options) provided that (amongst other things) such assignment or transfer is not to a direct competitor of the Company that will hold fifty percent (50%) or more of the aggregate principal amount of the Notes then outstanding, and any such assignee or transferee of any rights or obligations under the Deed accedes to the Deed.

Right of First Offer:  if the Company proposes to issue, incur or raise any finance debt it must first give each Noteholder a written notice that they propose to issue, incur or raise such finance debt.  Following receipt of a written notice, the Noteholders shall have a right of first refusal to enter into negotiations with the Company to agree terms for the new debt raising.  If the Noteholders do not express any interest or cannot agree terms in respect of the new debt raising, the Company may enter into discussions and negotiations with persons who are not Noteholders in relation to the new debt raising, subject to the terms of the Deed. Each Noteholder shall have the right, but not the obligation, to participate in up to fifty percent (50%) of any such new debt raising. No person may at any time be allowed to participate in any new debt raising on terms more favourable than those offered to the Noteholders.

Covenants:  for so long as any Notes remain outstanding, the Company shall not take certain actions, including, among other things, (i) declaring or paying any dividend, (ii) issuing any finance debt (as defined in the Deed) in excess of US$10,000,000, provided that such amount shall be increased to US$25,000,000 following an IPO, (iii) granting any security interest in respect of or dispose of the Company’s intellectual property, or (iv) substantially changing the general nature or scope of its business, subject to such exceptions as specified in the Deed.

NASDAQ Listing and Registration Rights:  provisions of the Deed require the Company to use reasonable efforts to seek to list its common stock on NASDAQ as soon as practicable after December 31, 2017. Additionally, as a condition precedent to issue of the Notes and Options, the Company must enter into a First Amendment to its Amended and Restated Investors’ Rights Agreement with each Noteholder and each investor that is a party to the existing Amended and Restated Investors’ Rights Agreement with the Company dated September 25, 2014. The First Amendment to Amended and Restated Investors’ Rights Agreement will be substantially in the form set forth in Schedule 8 to the Deed and will provide each Noteholder, subject to the terms and conditions therein, with the right to require the Company to file a registration statement with the SEC in respect of any securities in the Company held by each such Noteholder to facilitate the sale of such securities on the same basis, and in the same circumstances, as each of the investors that are a party to the existing Amended and Restated Investors’ Rights Agreement.

Lock-Up Agreements:  Regina Groves (REVA’s Chief Executive Officer) has agreed to enter into a Lock-Up Agreement with the Noteholders whereby she will agree not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests) any shares or CDIs of the Company or any securities that are convertible into or exchangeable for, or that represent the right receive any shares or CDIs of the Company, subject to certain exceptions as further described in the form of Lock-Up Agreement in Schedule 10 of the Deed.

Modifications to Notes:  provisions of the Notes may generally be modified, amended or waived by at least three Noteholders that represent at least a majority of the outstanding principal face value amount of all outstanding Notes acting at a meeting or by written consent; provided, however, that unanimous consent of the Noteholders holding all of the outstanding notes is required to, amongst other items, (i) extend the term of the notes or their maturity date, (ii) reduce the amount of any payment of principal, interest, fees or any other payment obligation of the Company or (iii) change when and on what terms the Notes will convert or be redeemed, cancelled or otherwise repaid or prepaid.

An "Event of Default" includes, in summary:

(a)	Failure to pay: a failure by the Company to pay an amount due under and in the manner required by the Deed;
(b)	Cross default: finance debt of the Group that, in aggregate, exceeds US$1,000,000, is not paid when due or becomes due and payable prior to its maturity date;
(c)

Revocation:  an authorisation, approval or consent material to the Company or its business is cancelled, repealed, revoked or terminated or has expired, amended or modified in a manner which is likely to have a material adverse effect (as defined in the Deed);

(d)	Failure to perform: the Company fails to perform any material obligation under the Deed or the Amended and Restated Investors’ Rights Agreement;
(e)	Misrepresentation: any warranty or representation made by the Company under the Deed becomes false or misleading or incorrect in any material respect when made;
(f)	Insolvency event: an insolvency event (as defined in the Deed) occurs in relation the Company;
(g)

Breach of law:  the Company or any of its subsidiaries is in material breach of an applicable law, regulation, authorisation, listing rule, or court order, official directive or ruling of any Government Agency binding on it which is likely to have a material adverse effect (as defined in the Deed);

(h)	Termination: any person becomes entitled to repudiate, terminate, rescind or avoid any material provision of the Deed or the Amended and Restated Investors’ Rights Agreement; or
(i)

Listing:  CDIs cease to trade on ASX or are suspended from trading for more than 5 consecutive trading days or, where the Company’s common stock is quoted on an alternative exchange, the shares of the Company’s common stock cease to trade or are suspended from trading on such exchange for more than 5 consecutive trading days.

(j)	Minimum Subscription not raised: the Company has not issued Notes where the face value equals US$42.5 million by 30 June 2017.

The foregoing description is a summary of certain of the material provisions of the Notes and the Deed and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the Deed, including the definitions of certain terms used in the Deed.

ANNEX C

Summary of Key Terms of the Options

1.1	The Options may be exercised at any time after the Subscription Date until they expire in accordance with paragraph 1.2.
1.2	The Options will automatically lapse at 5.00pm (Delaware time) on the Maturity Date.
1.3	Each Option confers the right to subscribe for one Share upon the payment of the exercise price (Exercise Price) of:
1.3.1	if the Option is exercised after the Subscription Date and before an IPO or Subsequent Financing, US$5.00, or
1.3.2

if the Option is exercised after an IPO or Subsequent Financing has occurred, the greater of (A) the applicable Subsequent Financing Price or IPO Price (as the case may be), but in no event to exceed US$7.212 and (B) US$5.00.

1.4

There are no participating rights or entitlements inherent in the Options and Optionholders will not be entitled to participate in new issues of capital that may be offered to Securityholders (except upon exercise of the Options).

1.5

In the event of any re-organisation (including reconstruction, consolidation, subdivision, reduction or return of capital) of the issued capital of the Company, the Options will be re-organised as required by the ASX Listing Rules.

1.6

If there is a bonus issue (as defined in the ASX Listing Rules) to the holders of CDIs, the number of CDIs representing Shares over which an Option is exercisable will be increased by the number of CDIs which the Optionholder would have received if they had exercised their Options before the record date for the bonus issue.

1.7

In the event the Company proceeds with a pro rata issue (as defined in the ASX Listing Rules) (except a bonus issue (as defined in the ASX Listing Rules)) of securities to Securityholders after the date of issue of the Options, the Exercise Price for the Option will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

1.8	The Options will not be quoted on ASX or on any other securities exchange.
1.9	Shares and CDIs issued pursuant to an exercise of the Options will rank, from the date of issue, equally with the existing Shares and CDIs of the Company in all respects.
1.10	The Company will make an application to have those CDIs issued pursuant to an exercise of the Options listed for official quotation by ASX.
1.11

The Options will be exercisable by the delivery to the registered office of the Company of a notice in writing stating the intention of the Optionholder to exercise all or a specified number of the Options held by them (Exercise Notice) accompanied by the Option Certificate and payment to the Company of the relevant Exercise Price. An exercise of only some of the Options will not affect the rights of the Optionholder to the balance of the Options held by them.

1.12

Immediately after receipt by the Company of a valid Exercise Notice and payment of the Exercise Price in Immediately Available Funds (and in any event no later than two Business Days thereafter), the Company must:

1.12.1	allot and issue to CDN the number of fully paid Shares equal to the number of the Options which have been exercised;
1.12.2	procure that CDN allots and issues to the Optionholder the number of CDIs representing the Shares issued to CDN under paragraph 1.12.1 (which, at the date of this Deed, is 10 CDIs per Share);
1.12.3

enter CDN into the Company's register of members as the holder of the relevant number of Shares and procure that CDN enters the Optionholder into the register of CDI holders as the holder of the relevant number of CDIs;

1.12.4	deliver to the Optionholder (or procure the delivery of) a holding statement showing the Optionholder as the holder of the relevant number of CDIs;
1.12.5

apply for and use its reasonable efforts to obtain Official Quotation of the relevant number of CDIs on ASX as soon as practicable on such terms and conditions as are usual for quotation of securities on ASX; and

1.12.6

notwithstanding the issue of the Prospectus, to the extent that any action is required to be taken in order to facilitate the on-sale of Shares or CDIs by the Optionholder, to take such action (including, where required, issuing a further prospectus, cleansing notice or disclosure document in respect of the Shares or CDIs) to ensure that such Shares or CDIs will at all times be freely tradeable on the ASX.

1.13	An Optionholder will be entitled to convert any CDIs received on exercise of an Option into Shares at any time pursuant to clause 24 of the Deed.
1.14

If, at the time of exercise of any Option, CDIs are no longer quoted on ASX, then on exercise of the Option the Company must (except as otherwise agreed in writing with the relevant Optionholder) issue directly to the Optionholder the number of Shares over which the Option is exercisable and must procure that those Shares are listed for trading on any securities exchange on which any of the Company’s Shares are tradeable.

1.15

The rights of the Optionholders and the obligations of the Company in relation to the Options are separate and independent of the Deed. They will survive the termination of the Deed and will be unaffected by any redemption, Conversion or other event in respect of the Notes.

1.16

At any time while Company is listed on an Alternative Stock Exchange, an Optionholder may elect by notice in writing to the Company for the Options to be exercisable directly into the form of securities listed on that Alternative Stock Exchange, in which case, on exercise of the Option the Company must (except as otherwise agreed in writing with the relevant Optionholder) issue directly to the Optionholder the number of securities as are equivalent to the number of Shares over which the Option is exercisable and must procure that those securities are listed for trading on that Alternative Stock Exchange.

1.17

The terms of this schedule (and any definitions that are used in this schedule) upon issue of any Option will apply separately in respect of that Option, and in respect of any Option may only be amended by agreement in writing signed by the Company and the Optionholder.

Capitalised terms used in these terms and conditions of the Options, have the following meanings:

195.ASX means ASX Limited ACN 008 624 691 or the market it operates as the context requires;

196.ASX Listing Rules means the official listing rules of ASX;

197.CDI means a CHESS Depositary Interest in one-tenth of a Share;

198.CDN means CHESS Depositary Nominees Pty Limited, a wholly owned subsidiary of ASX, which acts as the depositary nominee in respect of CDIs;

199.Company means REVA Medical, Inc.;

200.Corporations Act means Corporations Act 2001 (Cth);

201.Deed means the Convertible Note Deed between the Company and certain institutional investors dated on or around 22 April 2017;

202.Immediately Available Funds means cash, bank cheque or telegraphic or other electronic means of transfer of cleared funds into a bank account in clear funds without deduction, set-off or counterclaim unless expressly authorized by the terms of this Deed;

203.Initial Subscription Date means, subject to the conditions set out in clause 1.2 of the Deed, the Open Date;

204.IPO means a public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Shares with aggregate net proceeds to the Company of at least US$25,000,000 (before deduction of underwriters’ commissions and expenses);

205.IPO Price means the price per Share in US Dollars at which Shares are sold by the Company in its IPO;

206.Maturity Date means 60 months from the Subscription Date unless in the case of a Note, the Note has been previously redeemed or Converted in accordance with this Deed;

207.Note means the unsecured convertible loan notes to be issued by the Company under the Deed, convertible into Shares (in respect of which CDIs will be issued to the Noteholder), with the rights described in the Deed, title to which is recorded in and evidenced by an inscription in the Note Register;

208.Noteholder means each Noteholder who holds Notes or has the right to be issued Notes from time to time, being each person set out in Schedule 1 of the Deed and any permitted successor or assign;

209.Official Quotation means admitted to trading on the ASX;

210.Open Date means the date on which the offer of Notes and Options opens under the Prospectus;

211.Options means the Options to be issued under this Deed with the terms and conditions set out above;

212.Optionholder means each Optionholder set out in Schedule 1 of the Deed and any permitted successor or assign;

213.Prospectus means the prospectus to be issued by the Company in a form agreed by the Noteholders, which will include an offer to the Noteholders of Notes and Options as contemplated by this Deed, and comply with Chapter 6D of the Corporations Act;

214.Securityholders means the holders of Shares or CDIs of the Company from time to time. References to any issue or offer or grant to Securityholders "as a class" or "by way of rights" will be taken to be references to an issue or offer or grant to all or substantially all Securityholders, other than Securityholders to whom, by reason of the laws of any territory or requirements of any recognized regulatory body or any other stock exchange or securities market in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant;

215.Share means a share of common stock in the capital of the Company;

216.Subscription Date means the Initial Subscription Date and/or Subsequent Subscription Date, as applicable;

217.Subsequent Financing means the sale of Shares by the Company in an offering that takes place prior to an IPO with aggregate net proceeds to the Company of at least US$25,000,000 (before deducting any commissions and expenses);

218.Subsequent Financing Price means the price per Share in US Dollars at which Shares are sold by the Company in a Subsequent Financing; and

219.Subsequent Subscription Date means the date mutually agreed upon by the Company and the Noteholders listed on Schedule 2 of the Deed, but in any event no later than 30 June 2017.

ANNEX D

SUMMARY OF CERTAIN KEY TERMS OF THE 2014 NOTE DEED

(excluding terms related to previously exercised options)

2014 Note Deed: The Convertible Note Deed dated September 25, 2014, entered into by and among the Company and Goldman Sachs International (“Goldman Sachs”) and Senrigan Master Fund (“Senrigan” and, together with Goldman Sachs, the “Noteholders”) as the holders of the convertible notes (“2014 Notes”), as amended by First Amendment to Convertible Note Deed dated February 11, 2016.

Face Value of 2014 Notes: 2014 Notes each have a face value of US$100,000.

Form and status: the 2014 Notes are direct, unsubordinated, unconditional and unsecured obligations of the Company in certificated form, and will at all times rank pari passu in right of payment with all other existing and future unsecured and unsubordinated senior obligations of the Company (other than unsecured obligations preferred by mandatory provisions of law) and senior in right of payment to all existing and future subordinated obligations of the Company.  . We propose to amend the 2014 Note Deed to subordinate the 2014 Notes to the convertible notes issued pursuant to the Convertible Note Deed dated April 22, 2017. If Proposal 4 is approved, the 2014 Notes will be so subordinated.

Maturity: the 2014 Notes mature and shall be repaid in an amount equal to Face Value plus accrued Interest on the earlier to occur of an event of default (as defined in the 2014 Note Deed) or the date 60 months from the date of issue of the 2014 Notes unless a Note has been previously converted, redeemed, or cancelled.

Optional Redemption: under the existing terms of the 2014 Notes, a Noteholder may elect to cause the Company to redeem all or some of its 2014 Notes which have not otherwise been converted, redeemed, or cancelled on June 30, 2017, at an amount equal to Face Value plus accrued Interest, upon providing the Company with at least 30 calendar days prior written notice. We propose to amend the 2014 Note Deed to remove this provision, as further described in the proxy statement. If Proposal 4 is approved, the optional redemption feature would be deleted in its entirety.

Redemption following a Change of Control Event: following the occurrence of certain change of control events, as further described in the 2014 Note Deed, each Noteholder may give the Company an irrevocable notice requiring the Company to redeem all or any part of their 2014 Notes for the greater of (a) the Face Value of the 2014 Notes plus accrued Interest or (b) the Cash Settlement Amount (defined under “Option Conversion” below), provided Noteholder gives written notice of its decision to redeem within five business days of the change of control event.

Stockholder rights: the 2014 Notes do not provide the holder voting rights or other rights as a stockholder of the Company unless and until converted.

Interest: interest accrues in respect of the 2014 Notes at the rate of 7.54% per annum (increased to 9.54% per annum if any payments are past due); provided that interest is payable only upon redemption of the 2014 Notes for cash. No interest is payable on any Note that is converted into shares of common stock (represented by CDIs) in accordance with the terms of the 2014 Note Deed.

Optional Conversion: at any time prior to the maturity date, a Noteholder may give the Company an irrevocable notice electing to convert (the “Conversion Notice”) all or some of the 2014 Notes held by the Noteholder and specifying the number of 2014 Notes the Noteholder is electing to convert into shares of the Company’s common stock (represented by CDIs).

The terms of the 2014 Notes contain provisions for the adjustment of the conversion price, which is initially A$2.50 per share of our common stock (or A$0.25 per CDI), subject to adjustment as described under “Adjustment of Conversion Price” below.

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The number of shares of the Company’s common stock (equivalent to ten CDIs) to be issued upon conversion of the 2014 Notes is determined by dividing the face value of the Note converted (translated from U.S. dollars into Australian dollars at the exchange rate fixed on the subscription date for the Note) by the conversion price in effect on the conversion date.

Upon receipt of a Conversion Notice, the Company may, in lieu of issuing shares of common stock (represented by CDIs) to the Noteholder, give the Noteholder notice that the Company is electing to redeem the 2014 Notes subject to the Conversion Notice for an amount equal to the number of CDIs which would have been issued on conversion multiplied by the average daily volume-weighted average price on the ASX of the CDIs during the 20 trading days after receipt of the Conversion Notice (the “Cash Settlement Amount”).

Adjustment of Conversion Price (anti-dilution protection): the terms of the 2014 Notes contain provisions for the adjustment of the conversion price upon the occurrence of certain events, including reorganization of issued capital, certain dividends, distributions, and issuance by the Company of equity securities at a price below current market value. If such events occur, the conversion price will be adjusted in accordance with the terms of the 2014 Note Deed to ensure the economic value of the 2014 Notes is not adversely affected by the event.

Automatic Conversion: under the existing terms of the 2014 Notes, Noteholders shall automatically be deemed to have given the Company an irrevocable Conversion Notice in respect of all of the 2014 Notes then held by the Noteholder in the event that both (a) the average daily volume weighted-average price of the Company’s CDIs as traded on the ASX equals or exceeds A$0.60 for a period of 20 consecutive trading days and (b) the Company has received CE Mark approval for its Fantom product and (c) the Company completes the listing of its shares on NASDAQ (or another securities exchange approved by a majority of Noteholders). We propose to amend the 2014 Note Deed to remove this provision. If Proposal 4 is approved, the automatic conversion feature would be deleted in its entirety.

Restrictions on Transfer: subject to certain conditions, a Note or Option may be assigned or transferred to affiliates of the Noteholder, other Noteholders, and to any party that is not a competitor (as defined in the 2014 Note Deed) of the Company, provided that the 2014 Notes may be transferred to any person, including a competitor of the Company, either upon the occurrence of a change of control event or while an event of default subsists.

Restrictions on issuance of Equity Securities: for so long as any 2014 Notes remain outstanding, the Company may not raise additional capital through the sale or issuance of its equity securities (or securities convertible or exercisable for such securities) except (i) upon the exercise or conversion of securities currently outstanding, (ii) up to an aggregate of 8,700,000 shares of common stock upon the issuance of securities pursuant to the Company’s incentive equity plans, (iii) upon a stock split or stock dividend to all holders of the Company’s common stock, (iv) as contemplated in the context of an initial public offering of the Company shares of common stock and associated listing on NASDAQ or following such an offering, (v) to the extent, acting in good faith and in accordance with their fiduciary duties to the Company under applicable law, the directors of the Company form the view that the failure to make such an offering would be a breach of their fiduciary duties, or (v) in certain other limited circumstances set forth in the 2014 Note Deed.

Right of First Refusal: the Noteholders shall have a right of first offer and right of first refusal to acquire all or any portion of any finance debt (as defined in the 2014 Note Deed) that the Company determines to raise while the 2014 Notes remain outstanding, subject to certain limited exceptions.

Covenants: for so long as any 2014 Notes remain outstanding, the Company shall not take certain actions, including, among other things, (i) declaring or paying any dividend, (ii) issuing any finance debt (as defined in the 2014 Note Deed) in excess of $10,000,000, (iii) granting any security interest in respect of or dispose of the Company’s intellectual property, or (iv) substantially changing the general nature or scope of its business, subject to such exceptions as specified in the 2014 Note Deed.

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NASDAQ Listing and Registration Rights: provisions of the 2014 Note Deed require the Company to use reasonable efforts to seek to list its common stock on NASDAQ as soon as practicable. Additionally, as a condition precedent to issue of the 2014 Notes and Options, the Company entered into an Amended and Restated Investors’ Rights Agreement with each Noteholder and each investor that was a party to the existing Amended and Restated Investors’ Rights Agreement with the Company dated December 16, 2010. The Amended and Restated Investors’ Rights Agreement is substantially in the form set forth in Schedule 8 to the 2014 Note Deed and provides each Noteholder, subject to the terms and conditions therein, with the right to require the Company to file a registration statement with the SEC in respect of any securities in the Company held by each such Noteholder to facilitate the sale of such securities on the same basis, and in the same circumstances, as each of the investors that are a party to the existing Amended and Restated Investors’ Rights Agreement.  If Proposal 4 is approved, we would be required to effect an SEC-registered initial public offering of its shares and an associated listing on NASDAQ or any other securities exchange approved by a Majority of Noteholders as soon as practicable after December 31, 2017.

Lock-Up Agreements: Robert B. Stockman (our Chairman) and Robert K. Schulz (our Chief Operating Officer and President) each have entered into Lock-Up Agreements with the Noteholders whereby each agreed for a period of two years from the date of issuance of the 2014 Notes, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests) any shares or CDIs of the Company or any securities that are convertible into or exchangeable for, or that represent the right receive any shares or CDIs of the Company, subject to certain exceptions as further described in the form of Lock-Up Agreement in Schedule 7 of the 2014 Note Deed.

Modifications to 2014 Notes: provisions of the 2014 Notes may generally be modified, amended or waived by Noteholders that represent at least two-thirds of the outstanding principal face value amount of all outstanding 2014 Notes acting at a meeting or by written consent; provided, however, that unanimous consent of the Noteholders holding all of the outstanding 2014 Notes is required to, amongst other items, (i) extend the term of the 2014 Notes or their maturity date, (ii) reduce the amount of any payment of principal, interest, fees, or any other payment obligation of the Company, or (iii) change when and on what terms the 2014 Notes will convert or be redeemed, cancelled or otherwise repaid, or prepaid. The Noteholders have approved the Second Amendment.

An “Event of Default” includes, in summary:

(a)	Failure to pay: a failure by the Company to pay an amount due under and in the manner required by the 2014 Note Deed;
(b)	Cross default: finance debt of the Group that, in aggregate, exceeds US$1,000,000, is not paid when due or becomes due and payable prior to its maturity date;
(c)

Revocation: an authorization, approval or consent material to the Company or its business is cancelled, repealed, revoked or terminated or has expired, amended or modified in a manner which is likely to have a material adverse effect (as defined in the 2014 Note Deed);

(d)	Failure to perform: the Company or key management fails to perform any material obligation under the 2014 Note Deed, the Amended and Restated Investors’ Rights Agreement or the Lock-up Agreement;
(e)	Misrepresentation: any warranty or representation made by the Company under the 2014 Note Deed becomes false or misleading or incorrect in any material respect when made;
(f)	Insolvency event: an insolvency event (as defined in the 2014 Note Deed) occurs in relation the Company;
(g)

Breach of law: the Company or any of its subsidiaries is in material breach of an applicable law, regulation, authorisation, listing rule, or court order, official directive, or ruling of any Government Agency binding on it which is likely to have a material adverse effect (as defined in the 2014 Note Deed);

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(h)

Termination: any person becomes entitled to repudiate, terminate, rescind or avoid any material provision of the 2014 Note Deed, the Amended and Restated Investors’ Rights Agreement or the Lock-up Agreement; or,

(i)

Listing: CDIs cease to trade on ASX or are suspended from trading for more than 5 consecutive trading days or, where the Company’s common stock is quoted on an alternative exchange, the shares of the Company’s common stock cease to trade or are suspended from trading on such exchange for more than 5 consecutive trading days.

The foregoing description is a summary of certain of the material provisions of the 2014 Note Deed (except for provisions related solely to the options that have been exercised in full) and the Second Amendment and does not purport to be complete. This summary is subject to, and is qualified by, reference to all the provisions of the 2014 Note Deed the Second Amendment, including the definitions of certain terms used in the 2014 Note Deed.

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Executed Version

ANNEX E

SECOND AMENDMENT TO CONVERTIBLE NOTE DEED AND SUBORDINATION AGREEMENT

THIS SECOND AMENDMENT TO CONVERTIBLE NOTE DEED AND SUBORDINATION AGREEMENT (this “Amendment”), is made as of April 22, 2017, by and among Reva Medical, Inc. (the “Company”), GOLDMAN SACHS INTERNATIONAL and SENRIGAN MASTER FUND (each a “Noteholder”), and is entered into with respect to the Convertible Note Deed, dated  September 25, 2014, by and among the Company and the Noteholders, as amended by First Amendment to Convertible Note Deed dated February 11, 2016 (collectively, the “Agreement”).  Unless otherwise indicated, words and terms which are defined in the Agreement shall have the same meaning where used herein.

RECITALS

WHEREAS, pursuant to clause 29.10 of the Agreement, the Company and each Noteholder wishes to, among other things, amend the Agreement and consent to the issuance of the securities, including convertible notes (the “2017 Notes”) in an aggregate amount of up to US$52.5 million (the “Subsequent Financing”) and up to 2,362,500 options pursuant to that certain Convertible Note Deed on or about the date of this Agreement (the “2017 Agreement”), by and among the Company and each person set out in Schedule 1 and Schedule 2 thereto (the “2017 Noteholders”);

WHEREAS, clause 7.6 of the Agreement provides that upon a Qualifying Dilutive Issue, the Conversion Price will be reduced by an amount determined in accordance with clause 7.6 (the “Antidilution Rights”);

WHEREAS, clause 13 of the Agreement provides that, upon any New Debt Raising, each Purchaser shall have the right to participate in up to fifty percent (50%) of any such New Debt Raising on the terms and at the price specified in the Debt ROFR Notice, or on such other terms as are agreed by the parties (the “Participation Rights”);

WHEREAS, the Noteholders have certain rights pursuant to clause 13 of the Agreement to receive Debt ROFO Notice for any New Debt Financing (the “Notice Rights”);

WHEREAS, each Noteholder wishes to approve the Subsequent Financing and has agreed to waive its Antidilution Rights, Participation Rights and Notice Rights in connection therewith and the other amendments set forth herein;

WHEREAS, the Noteholders wish to approve the subordination of their outstanding convertible notes issued pursuant to the Agreement (the “2014 Notes”);

WHEREAS, the board of directors of the Company have adopted a resolution approving entering into this Amendment.

NOW, THEREFORE, IT IS AGREED THAT:

1.Amendments to the Agreement.  Subject to the Company obtaining the approval required to be obtained under Listing Rule 7.1 by the Company from its stockholders to the amended terms of the Agreement as set out herein, the Agreement is amended as follows:

(a)Clause 6.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

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“6.3Reserved.”

(b)The last sentence of Clause 6.10 of the Agreement is hereby deleted in its entirety.

(c)Clause 6.14 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.14Reserved.”

(d)Clause 7.12 of the Agreement is hereby amended and restated in its entirety to read as follows:

“7.12For the purpose of making any adjustment to the Conversion Price required under clauses 7.5 to 7.11 (inclusive), “Additional Shares” will mean all Shares issued by the Company or deemed to be issued pursuant to clauses 7.5 to 7.11 (inclusive) (including Shares subsequently reacquired or retired by the Company), other than:

7.12.1Notes or Options issued under this Deed;

7.12.2Shares issued upon conversion of the Notes or upon exercise of the Options issued under this Deed;

7.12.3Shares or Convertible Securities issued after the Subscription Date pursuant to an Employee Incentive Scheme of the Company (including all Shares that may be issued on conversion or exercise of such Convertible Securities);

7.12.4Shares issued pursuant to the exercise of Convertible Securities on issue as at the Subscription Date;

7.12.5Shares issued under any Share Purchase Plan which is undertaken within six months of the date of the issue of Notes and Options to Noteholders under this Deed;

7.12.6up to US$5 million worth of new Shares (calculated based on the VWAP of Shares or (where applicable) CDIs over the 20 Trading Days prior to the private placement, converted, where necessary, into the Relevant Currency at the Prevailing Rate as at the end of that 20 Trading Day period) under a private placement to sophisticated and institutional investors within six months of the date of the issue of the Notes and Options to Noteholders under this Deed at a price that is at least 95% of the VWAP of Shares or (where applicable) CDIs over the 20 Trading Days prior to the offer to such investors;

7.12.7Shares with respect to which the Noteholders by Resolution have waived the anti-dilution rights provided for in clauses 7.5 to 7.11 (inclusive);

7.12.8an adjustment which would contravene the Delaware General Corporate Law or the ASX Listing Rules; and

7.12.9Shares issued in an IPO; and

7.12.10Shares issued in an offering following an IPO, provided that, the price per Share issued in such offering is not less than ninety-five percent (95%) of the then prevailing market price of the Company’s common stock.

References to Shares in clause 7.12 above will mean all Shares issued by the Company or deemed to be issued pursuant to clauses 7.5 to 7.11 (inclusive).

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The “Effective Price” of Additional Shares will mean the quotient determined by dividing the Aggregate Consideration received, or deemed to have been received by the Company for such issue under clauses 7.5 to 7.11 (inclusive) for such Additional Shares by the total number of Additional Shares issued or sold, or deemed to have been issued or sold by the Company under clauses 7.5 to 7.11 (inclusive).  In the event that the number of Additional Shares or the Effective Price cannot be ascertained at the time of issue, such Additional Shares will be deemed issued immediately upon the occurrence of the first event that makes such number of Shares or the Effective Price, as applicable, ascertainable.”

(e)Clause 10.1.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

"10.1.2 any:

10.1.2.1 Finance Debt of the Group is not paid when due nor within any originally applicable grace period;

10.1.2.2 Finance Debt of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described);

10.1.2.3 any commitment for any Finance Debt of the Group is cancelled or suspended by a creditor as a result of an event of default (however described);

10.1.2.4 any creditor of the Group becomes entitled to declare any Finance Debt due and payable prior to its specified maturity as a result of an event of default (however described); or

10.1.2.5 any event of default (however described) occurs under or in connection with the Convertible Note Deed, dated on or around 20 April 2017, by and among the Company and each person set out in Schedule 1 thereto, provided that no Event of Default will occur under this clause 10.1 if the aggregate amount of all Finance Debt or commitment for Finance Debt falling within clause 10.1.2.1 to 10.1.2.4 above is less than US$1,000,000 (or its equivalent);"

(f)Clause 13.3.2 is hereby inserted into of the Agreement to read as follows:

“13.3.2The foregoing restrictions set forth in clause 13.3 shall terminate and be of no further effect following the date falling six months after completion of an IPO.”

(g)Clause 13.13 of the Agreement is hereby amended and restated in its entirety to read as follows:

“13.13The Company agrees to use reasonable efforts to effect an SEC-registered initial public offering of its shares and an associated listing on NASDAQ or any other securities exchange approved by a Majority of Noteholders as soon as practicable after December 31, 2017.  In the event of such initial public offering, each Noteholder shall have the right to require the Company to register the Shares held the by Noteholder (or Shares which would be held upon Conversion of its Notes or exercise of its Options) for sale in such initial public offering in accordance with the terms of the Registration Rights Agreement.”

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(h)Clause 18.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

“18.2Subject to clause 18.3, all accrued interest in relation to a Note will be paid by the Company on the date of redemption of any Notes (including the Maturity Date or one Business Day after an Acceleration Event, as the case may be).”

(i)The definitions of “Optional Redemption Date” and “Optional Redemption Notice” set forth in clause 30.1 of the Agreement are hereby deleted in their entirety.

(j)Clause 27.3 is hereby inserted into of the Agreement to read as follows:

“27.3On and from the date that the Noteholders and the Company enter into a Subordination Agreement between the Company, the Noteholders as junior creditors and 2017 Noteholders as senior creditors (Subordination Agreement), the Notes shall be subordinated to the 2017 Notes on the terms of the Subordination Agreement.  Terms defined in the second amendment to this deed shall have the same meaning when used herein.”

2.Continued Validity of Agreement.  Except as amended by this Amendment, the Agreement shall continue in full force and effect as originally constituted and are ratified and affirmed by the parties hereto.

3.Further Assurance. The Company shall, at the request of the Noteholders and at the Company's own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

4.Approval of Subsequent Financing.  The Noteholders by their signature below hereby approve the following written resolutions for the purposes of paragraph 12 of Schedule 3 of the Agreement:

“RESOLVED UNANIMOUSLY, that the Convertible Note Deed, dated on or around April 20, 2017, in substantially the form presented to the Noteholders, and the transactions contemplated thereby, including, but not limited to, the issuance of up to US$52.5 million of convertible notes and 2,362,500 options for 1 Share each thereunder, is hereby approved.”

5.Subordination of 2014 Notes.

(a)Subordination of 2014 Notes to 2017 Notes. The Company covenants and agrees, and the Noteholders likewise covenant and agree, notwithstanding anything to the contrary contained in the Agreement, that the payment of any and all of the 2014 Notes shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the prior Payment in Full of all of the 2017 Notes.  The 2017 Noteholders shall be deemed to have acquired the 2017 Notes in reliance upon the provisions contained in this Amendment and the parties hereby agree that the holders of the 2017 Notes are third party beneficiaries entitled to enforce and rely on the provisions of Section 5 of this Amendment as if parties hereto.  The parties shall not be entitled to waive or amend any provision of Section 5 of this Amendment without the written consent of the holders of all of the 2017 Notes.

(b)2014 Notes Payment Restrictions.

i)Notwithstanding the terms of the Agreement, the Company hereby agrees that it may not make, and the Noteholders hereby agree that they will not accept, any Distribution with respect to the 2014 Notes until the earlier of the date upon which (i) all of the 2017 Notes are Paid in Full or (ii) upon the Maturity Date of the 2014 Notes, provided that, as of such date, no Event of Default (as defined in the 2017 Agreement) exists with respect to the 2017 Notes and no payment due to any of the 2017 Noteholders pursuant to clause 6.3 of the 2017 Agreement. To the extent not paid when due pursuant to

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the terms of the Subordinated Notes, interest due in respect of the Subordinated Notes shall continue to accrue.

ii)Nothing in this Amendment shall prohibit the Noteholders from converting all or any part of the 2014 Notes into equity securities of the Company at any time, as and to the extent permitted pursuant to the Agreement.

iii)The failure of the Company to make any Distribution with respect to the 2014 Notes by reason of the operation of this Section 5(b) shall not give rise to, and to the extent necessary the Noteholders shall waive and shall be deemed to have waived, the occurrence of a an Event of Default under the applicable 2014 Notes.

iv)For purposes of this Section 5(b), “Distribution” shall mean, with respect to any security, indebtedness or obligation, (a) any payment or distribution by any person of cash, securities (other than as contemplated by Section 5(b)(ii)) or other property, by set-off or otherwise, on account of such security, indebtedness or obligation, (b) any redemption, purchase or other acquisition of such security, indebtedness or obligation by the Company or its affiliates or (c) the granting of any lien or security interest to or for the benefit of the holders of such security, indebtedness or obligation in or upon any property of any person.

(c)Future Subordination Agreement Notwithstanding the provisions of Section 5(a) and Section 5(b) above, the Noteholders and the 2017 Noteholders may at some time in the future enter into a full form subordination agreement to govern the terms of their subordination and their respective rights as junior creditors and senior creditors respectively (a "Subordination Agreement"). If the Noteholders and the 2017 Noteholders do enter into a Subordination Agreement,  then the terms of such Subordination Agreement (if any), to the extent inconsistent with this Section 5, shall take priority. The Noteholders and the Company hereby agree that the terms of any Subordination Agreement may be agreed (or not, as the case may be) by each of the Noteholders and the 2017 Noteholders acting in their full and unfettered discretion, that this Section 5(c) in no way places on the Noteholders or the 2017 Noteholders an obligation to agree the terms of, or to enter into, a Subordination Agreement and that all Noteholders and all 2017 Noteholders are required to sign a Subordination Agreement (acting in their full and unfettered discretion) for it to be effective and to supersede the provisions of Section 5(a) and Section 5(b) above.

6.Waiver of Antidilution Protection.  Each Noteholder by its signature below hereby agree that the securities issued pursuant to the 2017 Agreement (including the shares issued upon conversion or exercise thereof) shall not constitute “Additional Shares” as such term is defined in clause 7.12 of the Agreement.

7.Acknowledgement and Waiver of Notice and Participation Rights.  Each Noteholders by its signature below hereby waive the Notice Rights and Participation Rights under clause 13 of the Agreement solely with respect to the Subsequent Financing.

8.Waiver of Company Covenant.  Each Noteholders by its signature below hereby waive the Company covenant set forth in clause 14.1.2 of the Agreement with respect to the Subsequent Financing.

9.Authorization.  Each party represents to the others that the individual executing this Amendment on such party’s behalf is the duly appointed signatory of such party to this Amendment and that such individual is authorized to execute this Amendment by or on behalf of such party and to take all action required by the terms of this Amendment.

10.Captions.  Section headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Amendment.

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11.No Novation.  This Amendment is not intended to be, and shall not be construed to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the Agreement shall remain in full force and effect.

12.Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

13.Status of Noteholders as Independent Parties.  Nothing contained herein or in the Agreement (including in Section 3 hereof), and no action taken by any Noteholder pursuant hereto or thereto, shall be deemed to constitute the Noteholders as, and the Company acknowledges that the Noteholders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Noteholders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Amendment or the Agreement or any matters, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Amendment or the Agreement. The Company and each Noteholder confirms that each Noteholder has independently participated with the Company in the negotiation of the transaction contemplated hereby, with access to its own legal advice. The use of a single agreement, and the representation of the Noteholders by a single transaction counsel, was done solely for the convenience of the Company and not because it was required or requested to do so by any Noteholder.

14.Costs and Expenses. The Company shall promptly on demand pay the Noteholders the amount of all costs and expenses (including but not limited to legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

15.Entire Agreement.  This Amendment constitutes the entire agreement between the Company and each Noteholder with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, communications, discussions and agreements concerning such subject matter.

16.Counterparts.  This Amendment may be executed in any number of counterparts, and by each Noteholder and the Company in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement and such counterparts may be delivered electronically.

17.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without resort to the State’s conflicts of laws rules.

(signature page follows)

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IN WITNESS WHEREOF the parties hereto, on the day and year first hereinbefore written, caused this Amendment to be duly EXECUTED AS A DEED and have hereunto set their hands and seals.

Executed by REVA Medical, Inc. by its duly
authorized officers:

Signature of authorized officer

Regina Groves
Name of authorized officer (print)

Executed by Goldman Sachs International by
its duly authorized officer:

Signature of authorized officer

Name of authorized officer (print)

Executed by Senrigan Master Fund by its duly
authorized officer:

Signature of authorized officer

Name of authorized officer (print)

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May 31, 2017.

PRELIMINARY COPY – Subject to Completion

IMPORTANTANNUALMEETINGINFORMATIONIMPORTANTANNUALMEETINGINFORMATION Annual  General  Meeting  of  Stockholders    Using  a  black  ink  pen,  mark  your  votes  with  an  X  as  shown  in  this  example.  Please  do  not  write  outside  the  designated  areas.    X Admission  Ticket    Electronic  Voting  Instructions  You  can  vote  by  Internet  or  telephone!  Available  24  hours  a  day,  7  days  a  week!    Instead  of  mailing  your  proxy,  you  may  choose  one  of  the  two  voting  methods  outlined  below  to  vote  your  proxy.  VALIDATION  DETAILS  ARE  LOCATED  BELOW  IN  THE  TITLE  BAR    Proxies  submitted  by  the  Internet  or  telephone  must  be  received  by  1:30  a.m.,  Central  Time,  on  May  30,  2017.    InsertcomputerpicInsertphonepic VOTE  BY  INTERNET    Log  on  to  the  Internet  and  go  to  www.envisionreports.com/RVA  Follow  the  steps  outlined  on  the  secured  website.    VOTE  BY  TELEPHONE    Call  toll  free  1-800-652-VOTE  (8683)  within  the  USA,  US  territories  &  Canada  any  time  on  a  touch  tone  telephone.  There  is  NO  CHARGE  to  you  for  the  call.  Follow  the  instructions  in  the  recorded  message.    Annual  Meeting  Proxy  Card  [Control  Number]    IF  YOU  HAVE  NOT  VOTED  VIA  THE  INTERNET  OR  TELEPHONE,  FOLD  ALONG  THE  PERFORATION,  DETACH  AND  RETURN  THE  BOTTOM  PORTION  IN  THE  ENCLOSED  ENVELOPE    A Proposals  –  The  Board  Recommends  a  vote  FOR  the  two  nominees  for  director  and  FOR  Proposals  2  through  19,  except  for  Dr.  Ross  A.  Breckenridge  with  respect  to  proposals  8  and  14  only;  Brian  H.  Dovey  with  respect  to  Proposals  9  and  15  only;  R.  Scott  Huennekens  with  respect  to  Proposals  10  and  16  only;  Gordon  E.  Nye  with  respect  to  Proposal  11  and  17  only;  Robert  B.  Stockman  with  respect  to  Proposals  12  and  18  only;  and,  Robert  B.  Thomas  with  respect  to  Proposals  13  and  19  only;  all  of  who  abstain  from  making  a  recommendation  on  those  Proposals  due  to  their  personal  interests  in  those  Proposals.    1.  To  elect  the  two  Class  I  directors  named  in  the  Proxy  Statement  to  hold  office  for  a  term  of  three  years:  FOR  WITHHOLD    01  –  Brian  H.  Dovey  02  –  Regina  E.  Groves     FOR  AGAINST  ABSTAIN    2.  For  purposes  ASX  Listing  Rule  7.1,  to  approve  the  issue  of  up  to  187  convertible  notes,  each  with  a  face  value  of  US$100,000,  under  the  Tranche  2  Offer  3.  For  the  purposes  of  ASX  Listing  Rule  7.1,  to  approve  the  issue  of  up  to  841,500  options,  each  for  purchase  of  one  share  of  common  stock,  under  the  Tranche  2  Offer  4.  For  the  purposes  of  ASX  Listing  Rule  7.1,  to  re-approve  the  issue  of  the  250  convertible  notes  under  the  2014  Convertible  Note  Deed,  as  amended  pursuant  to  a  Second  Amendment  5.  For  the  purposes  of  ASX  Listing  Rule  7.4,  to  ratify  our  issuance  under  the  Tranche  1  Offer  of  338  convertible  notes,  each  with  a  face  value  of  US$100,000,  and  1,521,000  options,  each  for  purchase  of  one  share  of  common  stock  6.  To  ratify  the  appointment  of  Grant  Thornton  LLP  as  our  independent  registered  public  accounting  firm  for  the  fiscal  year  ending  December  31,  2017  7.  To  approve,  on  an  advisory  basis,  the  compensation  of  the  named  executive  officers  for  the  fiscal  year  ended  December  31,  2016,  as  set  forth  in  the  Proxy  Statement  8.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  grant  of  10,500  options  to  Dr.  Ross  A.  Breckenridge  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement  9.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  grant  of  10,500  options  to  Brian  H.  Dovey  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement

PRELIMINARY COPY – Subject to Completion

FOR  AGAINST  ABSTAIN    10.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  grant  of  10,500  options  to  R.  Scott  Huennekens  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement  11.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  grant  of  10,500  options  to  Gordon  E.  Nye  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement  12.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  grant  of  10,500  options  to  Robert  B.  Stockman  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement  13.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  grant  of  10,500  options  to  Robert  B.  Thomas  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement  14.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  award  of  6,000  restricted  stock  units  to  Dr.  Ross  A.  Breckenridge  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement;  15.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  award  of  6,000  restricted  stock  units  to  Brian  H.  Dovey  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement;  16.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  award  of  6,000  restricted  stock  units  to  R.  Scott  Huennekens  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement  17.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  award  of  6,000  restricted  stock  units  to  Gordon  E.  Nye  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement  18.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  award  of  6,000  restricted  stock  units  to  Robert  B.  Stockman  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement  19.  For  the  purposes  of  ASX  Listing  Rule  10.14,  to  approve  the  award  of  6,000  restricted  stock  units  to  Robert  B.  Thomas  on  the  terms  and  conditions  set  forth  in  the  Proxy  Statement  B Authorized  Signatures  –  This  section  must  be  completed  for  your  vote  to  be  counted  –  Date  and  Sign  Below    Please  sign  exactly  as  name(s)  appears  hereon.  Joint  owners  should  each  sign.  When  signing  as  attorney,  executor,  administrator,  corporate  officer,  trustee,  guardian,  or  custodian,  please  give  full  title.    Date  (mm/dd/yyyy)  –  Please  print  date  below.  Signature  1  –  Please  keep  signature  within  the  box.  Signature  2  –  Please  keep  signature  within  the  box.     Other  Matters    Regina  E.  Groves  and/or  Katrina  L.  Thompson,  each  with  the  power  of  substitution,  are  hereby  authorized  to  represent  and  vote  the  shares  of  the  undersigned,  with  all  the  powers  which  the  undersigned  would  possess  if  personally  present,  at  the  Annual  Meeting  of  Stockholders  of  REVA  Medical,  Inc.  to  be  held  on  Thursday,  1  June  2017  Australian  Eastern  Standard  Time,  or  at  any  postponement  or  adjournment  thereof.    Shares  represented  by  this  Proxy  Card  will  be  voted  by  the  proxies  in  accordance  with  the  stockholder’s  instructions  in  this  Proxy  Card.  If  no  such  instructions  are  indicated,  the  proxies  will  have  authority  to  vote  in  favor  of  (i.e.,  “FOR”)  Proposals  1  through  19.  In  their  discretion,  the  proxies  are  authorized  to  vote  upon  such  other  business  as  may  properly  come  before  the  meeting.     Non-Voting  Items    Change  of  Address  –  Please  print  new  address.  Comments     NOTICE  OF  2017  ANNUAL  GENERAL  MEETING  OF  STOCKHOLDERS  To  Be  Held  1  June  2017  (Australian  Eastern  Standard  Time)  May  31,  2017  (U.S.  Pacific  Daylight  Time)

PRELIMINARY COPY – Subject to Completion

SRN/HIN: I9999999999  RVA  MR SAM SAMPLE  FLAT 123  123 SAMPLE STREET  THE SAMPLE HILL  SAMPLE ESTATE  SAMPLEVILLE VIC 3030  Lodge your vote:  By Mail:  Computershare Investor Services Pty Limited  GPO Box 242 Melbourne  Victoria 3001 Australia  Alternatively you can fax your form to  (within Australia) 1800 783 447  (outside Australia) +61 3 9473 2555  For Intermediary Online subscribers only  (custodians) www.intermediaryonline.com  For all enquiries call:  (within Australia) 1300 850 505  (outside Australia) +61 3 9415 4000  CDI Voting Instruction Form  .  PLEASE NOTE: For security reasons it is important that you keep your  SRN/HIN confidential.  .  . For your vote to be effective it must be received by 4:30pm (AEST) on Tuesday, 30 May 2017  How to Vote on Items of Business  Ten (10) CHESS Depositary Interests (CDIs) are equivalent to one  share of common stock in REVA Medical, Inc., so that every 10 (ten)  CDIs you own as at 4:30pm on 8 April 2017 Australian Eastern  Standard Time (11:30pm on April 7, 2017 U.S. Pacific Standard  Time) entitles you to one vote.  You can vote by completing, signing and returning your CDI Voting  Instruction Form. This form gives your voting instructions to CHESS  Depositary Nominees Pty Ltd, which will vote the underlying shares  on your behalf. You need to return the form no later than the time  and date shown above to give CHESS Depositary Nominees Pty Ltd  enough time to tabulate all CDI votes and to vote on the underlying  shares.  Signing Instructions  Individual: Where the holding is in one name, the securityholder  must sign.  Joint Holding: Where the holding is in more than one name, all of  the securityholders should sign.  Power of Attorney: If you have not already lodged the Power of  Attorney with the Australian registry, please attach a certified  photocopy of the Power of Attorney to this form when you return it.  Companies: Only duly authorised officer/s can sign on behalf of a  company. Please sign in the boxes provided, which state the office  held by the signatory (i.e. Sole Director, Sole Company Secretary  or Director and Company Secretary). Delete titles as applicable.  Comments & Questions: If you have any comments or questions  for REVA Medical, Inc., please write them on a separate sheet of  paper and return with this form.  GO ONLINE TO VOTE .  or turn over to complete the form  www.investorvote.com.au  Vote online or view the Proxy Statement, 24 hours a day, 7 days a week:  Cast your vote  Access the Proxy Statement  Your secure access information is:  .  Control Number: 999999  PIN: 99999  Review and update your securityholding  www.investorvote.com.au  .Online:  Samples/000001/000002/i12 *M00000112Q02* I 9999999999 I ND

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MR SAM SAMPLE  FLAT 123  123 SAMPLE STREET  THE SAMPLE HILL  SAMPLE ESTATE  SAMPLEVILLE VIC 3030  R V A 9 9 9 9 9 9 A  XX  SIGN Signature of Securityholder(s) This section must be completed.  Individual or Securityholder 1  Sole Director and Sole Company Secretary  Securityholder 2  Director  Securityholder 3  Director/Company Secretary  Contact  Name  Contact  Daytime  Telephone Date  / /  Please mark to indicate your directions  STEP 2 Items of Business PLEASE NOTE: If you mark the ABSTAIN box for an item, your CDIs will be considered present and  entitled to vote and thus will have the effect of a vote “AGAINST” a proposal.  1 To elect Class I directors to hold office for a  term of three years:  Brian H. Dovey  Regina E. Groves  2 For purposes ASX Listing Rule 7.1, to approve the  issue of up to 187 convertible notes, each with a  face value of US$100,000, under the Tranche 2 Offer  3 For the purposes of ASX Listing Rule 7.1, to  approve the issue of up to 841,500 options, each  for purchase of one share of common stock, under  the Tranche 2 Offer  4 For the purposes of ASX Listing Rule 7.1, to  re-approve the issue of the 250 convertible notes  under the 2014 Convertible Note Deed, as  amended pursuant to a Second Amendment  5 For the purposes of ASX Listing Rule 7.4, to  ratify our issuance under the Tranche 1 Offer of  338 convertible notes, each with a face value of  US$100,000, and 1,521,000 options, each for  purchase of one share of common stock  6 To ratify the appointment of Grant Thornton LLP as  our independent registered public accounting firm  for the year ending December 31, 2017  7 To approve, on an advisory basis, the executive  officer compensation for the year ended  December 31, 2016  8 For the purposes of ASX Listing Rule 10.14, to  approve the grant of 10,500 options to purchase  10,500 shares of common stock to  Dr. Ross A. Breckenridge  9 For the purposes of ASX Listing Rule 10.14, to  approve the grant of 10,500 options to purchase  10,500 shares of common stock to Brian H. Dovey  10 For the purposes of ASX Listing Rule 10.14,  to approve the grant of 10,500 options to  purchase 10,500 shares of common stock to  R. Scott Huennekens  11 For the purposes of ASX Listing Rule 10.14,  to approve the grant of 10,500 options to purchase  10,500 shares of common stock to Gordon E. Nye  12 For the purposes of ASX Listing Rule 10.14,  to approve the grant of 10,500 options to  purchase 10,500 shares of common stock to  Robert B. Stockman  13 For the purposes of ASX Listing Rule 10.14,  to approve the grant of 10,500 options to  purchase 10,500 shares of common stock to  Robert B. Thomas  14 For the purposes of ASX Listing Rule 10.14,  to approve the award of 6,000 restricted stock  units for 6,000 shares of common stock to  Dr. Ross A. Breckenridge  15 For the purposes of ASX Listing Rule 10.14, to  approve the award of 6,000 restricted stock units for  6,000 shares of common stock to Brian H. Dovey  16 For the purposes of ASX Listing Rule 10.14,  to approve the award of 6,000 restricted stock  units for 6,000 shares of common stock to  R. Scott Huennekens  17 For the purposes of ASX Listing Rule 10.14, to  approve the award of 6,000 restricted stock units for  6,000 shares of common stock to Gordon E. Nye  18 For the purposes of ASX Listing Rule 10.14,  to approve the award of 6,000 restricted stock  units for 6,000 shares of common stock to  Robert B. Stockman  19 For the purposes of ASX Listing Rule 10.14, to  approve the award of 6,000 restricted stock units for  6,000 shares of common stock to Robert B. Thomas  For  Against Abstain  For  Against Abstain  CDI Voting Instruction Form  Voting Instructions to CHESS Depositary Nominees Pty Ltd  I/We being a holder of CHESS Depositary Interests of REVA Medical, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying  my/our holding at the 2017 Annual General Meeting (the “AGM” or “Annual Meeting”) of Stockholders of REVA Medical, Inc. to be held at the AGL Theatre in  the Museum of Sydney, located at the corner of Phillip and Bridge Streets, Sydney, NSW 2000, Australia on 1 June 2017, at 10:30 a.m, Australian Eastern  Standard Time (which is 5:30 p.m. on 31 May, 2017 U.S. Pacific Daylight Time) and at any adjournment or postponement of that meeting.  By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their  substitutes to vote in their discretion on such business as may properly come before the meeting.  STEP 1 CHESS Depositary Nominees Pty Ltd will vote as directed  Change of address. If incorrect,  mark this box and make the  correction in the space to the left.  Securityholders sponsored by a  broker (reference number  commences with ‘X’) should advise  your broker of any changes.  226256_01YSEB The nominees for director and each of the other following proposals are set forth under the terms and conditions described in the Proxy Statement: